UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )
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Filed by a Party other than the Registrant	☐
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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12
Piedmont Lithium Inc.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PIEDMONT LITHIUM

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND

PROXY STATEMENT

2024

42 E Catawba Street, Belmont, North Carolina 28012
NOTICE OF THE 2024 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 13, 2024
To the Stockholders of Piedmont Lithium:
Piedmont Lithium Inc. (“Piedmont Lithium,” “Piedmont,” “we,” “us,” “our,” or the “Company”) will hold its 2024 Annual Meeting of Stockholders (the “Annual Meeting”) on June 13, 2024 at 11:00 a.m. Eastern Time. The Annual Meeting will be a virtual meeting conducted exclusively online via live audio webcast at www.virtualshareholdermeeting.com/PLL2024. The Annual Meeting will be held for the following purposes, as more fully described in the accompanying proxy statement (the “Proxy Statement”):
(1)
To elect the three Class I director nominees named in the Proxy Statement, each to serve for a three-year term until the 2027 Annual Meeting of Stockholders and until their successors are duly elected and qualified;

(2)	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024;
(3)	To approve, on a non-binding, advisory basis, the compensation of our named executive officers;
(4)	To approve the grant of up to 169,903 stock options to Mr. Keith Phillips;
(5)	To approve the grant of up to 64,362 restricted stock units to Mr. Keith Phillips;
(6)	To approve the grant of up to 257,442 performance stock units to Mr. Keith Phillips;
(7)	To approve the grant of up to 13,976 restricted stock units to Mr. Jeff Armstrong;
(8)	To approve the grant of up to 7,724 restricted stock units to Ms. Christina Alvord;
(9)	To approve the grant of up to 7,724 restricted stock units to Mr. Jorge Beristain;
(10)	To approve the grant of up to 7,724 restricted stock units to Mr. Michael Bless;
(11)	To approve the grant of up to 7,724 restricted stock units to Mr. Claude Demby;
(12)	To approve the grant of up to 7,724 restricted stock units to Ms. Dawne Hickton; and
(13)	To transact any other matters that may properly come before the Annual Meeting or any adjournments or postponements thereof.
The Board of Directors (the “Board”) fixed April 15, 2024 as the record date. Only stockholders of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.
By Order of the Board of Directors, /s/ Keith Phillips Keith Phillips President and Chief Executive Officer Belmont, North Carolina April 29, 2024
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 13, 2024
The notice, the Proxy Statement and the Company’s Annual Report are available at www.proxyvote.com.
Whether or not you expect to participate in the virtual Annual Meeting, please vote as promptly as possible to ensure your representation at the Annual Meeting. You may vote online; or, if you received a proxy card or voting instruction form, by telephone, in accordance with instructions on your proxy card or voting instruction form, or by using the proxy card or voting instruction form provided with the printed proxy materials.

42 E Catawba Street, Belmont, North Carolina 28012
Proxy Summary
This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all the information you should consider in voting your shares of common stock. Please read the complete Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2023 carefully before voting.
As required by the rules, we first began sending our stockholders a Notice Regarding the Internet Availability of Proxy Materials, and made our proxy materials available, on or about April 29, 2024.
MEETING INFORMATION
Date: Thursday, June 13, 2024	Time: 11:00 a.m. Eastern Time	Virtual Meeting: www.virtualshareholdermeeting. com/PLL2024	Record Date: April 15, 2024
HOW TO VOTE
Your vote is important. You may vote your shares in advance of the 2024 Annual Meeting of Stockholders via the Internet, or, if you received a proxy card or voting instruction form, by telephone or by mail, or you may vote during the meeting by attending the meeting and voting electronically. Please refer to the section “How Do I Vote?” in the Question & Answer section for detailed voting instructions. If you vote via the Internet, by telephone or plan to vote electronically during the Annual Meeting, you do not need to mail in a proxy card.
REGISTERED AND BENEFICIAL STOCKHOLDERS

INTERNET
To vote before the meeting, visit www.proxyvote.com. To vote at the meeting, visit www.virtualshareholdermeeting.com/ PLL2024. You will need the control number printed on your notice, proxy card or voting instruction form.

TELEPHONE
If you received a proxy card or voting instruction form by mail, dial the telephone number on your proxy card or voting instruction form. You will need to follow the instructions and use the control number printed on your proxy card or voting instruction form.
MAIL If you received a proxy card or voting instruction form by mail, send your completed and signed proxy card or voting instruction form using the enclosed postage-paid envelope.
CDI HOLDERS
Instruct CHESS Depositary Nominees Pty Ltd. (“CDN”) to vote the shares underlying your CDIs pursuant to your instructions in the CDI Voting Instruction Form.
Contact the Company’s Secretary at voting@piedmontlithium.com by no later than 5:00 p.m. Eastern Time on June 6, 2024 (being 7:00 a.m. Australian Eastern Standard Time on June 7, 2024) in order to obtain a unique control number to attend, vote at and/or ask questions at the Annual Meeting.

Convert your CDIs into shares and voting these at the Annual Meeting. The conversion must be done prior to the Record Date. Please contact Computershare Investor Services Pty Ltd. for further information in relation to the conversion process.

Proxy Summary

Instruct CDN Instruct CHESS Depositary Nominees Pty Ltd. (“CDN”) to vote the shares underlying your CDIs pursuant to your instructions in the CDI Voting Instruction Form.
Convert Your Shares
Convert your CDIs into shares and voting these at the Annual Meeting. The conversion must be done prior to the Record Date. Please contact Computershare Investor Services Pty Ltd. for further information in relation to the conversion process.

Voting Matters
PROPOSAL #1 Election of Class I Director Nominees Named in This Proxy Statement
To elect the three Class I director nominees named in the Proxy Statement to serve for three-year terms until the 2027 Annual Meeting of Stockholders and until their successors are duly elected and qualified.
Our Board unanimously recommends that you vote “FOR” the election of each of the Class I director nominees named in this Proxy Statement.
PROPOSAL #2 Auditor Ratification
To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024.

Our Board unanimously recommends that you vote “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

PROPOSAL #3 Say-on-Pay
To approve, on a non-binding, advisory basis, the compensation of our named executive officers.
Our Board unanimously recommends that you vote “FOR” the approval, on a non-binding, advisory basis, of the compensation of our named executive officers.

Proxy Summary
PROPOSAL #4 Stock Option Grant to CEO
To approve the grant of stock options to Mr. Keith Phillips.
The Board (excluding Mr. Phillips) recommends a vote “FOR” the approval of the grant of stock options to Mr. Phillips.
PROPOSAL #5 Restricted Stock Unit Grant to CEO
To approve the grant of restricted stock units to Mr. Keith Phillips.
The Board (excluding Mr. Phillips) recommends a vote “FOR” the approval of the grant of restricted stock units to Mr. Phillips.
PROPOSAL #6 Performance Stock Unit Grant to CEO
To approve the grant of performance stock units to Mr. Keith Phillips.
The Board (excluding Mr. Phillips) recommends a vote “FOR” the approval of the grant of performance stock units to Mr. Phillips.
PROPOSALS #7-12 Restricted Stock Unit Grants to Non-Executive Directors
To approve the grants of restricted stock units to the non-executive directors.
The Board (excluding each director for their own equity grant) recommends a vote “FOR” the approval of the grants of restricted stock units to the non-executive directors.

Proxy Summary
INFORMATION REGARDING OUR DIRECTORS
NAME	AGE	DIRECTOR SINCE	OCCUPATION	INDEPENDENT	COMMITTEE MEMBERSHIP(S)	OTHER PUBLIC BOARDS
Jeff Armstrong	59	2021	Former Chief Executive Officer and Chief Financial Officer of North Inlet Advisors		AC NCGC (Chair)(1)	None
Keith Phillips	64	2021	President and Chief Executive Officer of the Company		None	None
Christina Alvord	57	2023	Former President of the Central Division of Vulcan Materials Company		LCC NCGC	Apogee Enterprises, Inc. Albany International Corp.
Jorge Beristain	54	2021	Vice President of Finance for Ryerson Holding Corp.		AC (Chair)FE NCGC	None
Michael Bless	58	2023	Former President and Chief Executive Officer of Century Aluminum Company		ACFE LCC	CNA Financial Corp. Enact Holdings, Inc.
Claude Demby	59	2021	Former President of Cree LED		LCC (Chair) NCGC	Eos Energy Enterprises, Inc. Brown Capital Management Mutual Fund Trust
Dawne Hickton	66	2024	Chair and Chief Executive Officer of Cumberland Additive, Inc.		NCGC (Chair)(1)	Haynes International, Inc.
(1)	The Board has appointed Ms. Hickton to replace Mr. Armstrong as member and Chair of the Nominating and Corporate Governance Committee, effective as of the Annual Meeting.
AC: Audit Committee
LCC: Leadership and Compensation Committee
NCGC: Nominating and Corporate Governance Committee
FEAudit Committee Financial Expert

ABOUT THE COMPANY
Piedmont Lithium Inc. is a U.S. based, development-stage company advancing a U.S. based, multi-asset, integrated lithium business in support of a clean energy economy and U.S. and global energy security. We plan to supply lithium hydroxide to the electric vehicle and battery manufacturing supply chains in North America by processing spodumene concentrate produced from assets we own or in which we have an economic interest.
Our portfolio of wholly-owned projects includes Carolina Lithium, a proposed, fully integrated spodumene ore-to-lithium hydroxide project in Gaston County, North Carolina, and Tennessee Lithium, a proposed merchant lithium hydroxide manufacturing plant in McMinn County, Tennessee. The balance of our project portfolio includes strategic investments in lithium assets in Quebec, Canada, including the now operating NAL mine; in Ghana, West Africa with Atlantic Lithium, including Ewoyaa; and in Newfoundland, Canada with Vinland Lithium, including the Killick Lithium project.

Proxy Summary
REDOMICILIATION
The Company changed its place of domicile from Australia to the State of Delaware in the United States, effective May 17, 2021, pursuant to a Redomiciliation, as described below. Unless the context otherwise indicates, the term “Piedmont Lithium” refers to Piedmont Lithium Inc., a Delaware corporation, and its consolidated subsidiaries at all times on and after the effective date of the Redomiciliation; and the term “Piedmont Australia” refers to Piedmont Lithium Pty Ltd. (formerly named Piedmont Lithium Limited), an Australian corporation, and its consolidated subsidiaries at all times prior to the effective date of the Redomiciliation.
Piedmont Lithium acquired all of the issued and outstanding ordinary shares of Piedmont Australia, our Australian founding company and now a wholly-owned subsidiary, pursuant to a Scheme of Arrangement under Australian law, which was approved by Piedmont Australia’s stockholders on April 29, 2021 and the Supreme Court of Western Australia on May 5, 2021 (collectively referred to as the “Redomiciliation”).
Piedmont Australia’s ordinary shares were listed on the Australian Securities Exchange (the “ASX”), and Piedmont Australia’s American Depositary Shares (“ADSs”), each representing 100 of Piedmont Australia’s ordinary shares, were listed on Nasdaq. Following the approval of the Redomiciliation, the Company moved its primary listing from the ASX to Nasdaq and listed Chess Depository Interests (the “CDIs”), each representing 1/100th of a share of common stock of Piedmont Lithium, on the ASX.

 2024 PROXY STATEMENT

LEGAL MATTERS
Forward-Looking Statements. The Proxy Statement contains forward-looking statements within the meaning of or as described in securities legislation in the United States and Australia, including statements regarding the Company’s Board, corporate governance practices, executive compensation program, equity compensation utilization and environment, social and governance (“ESG”) initiatives. Such forward-looking statements involve substantial and known and unknown risks, uncertainties, and other risk factors, many of which are beyond our control and may cause actual timing of events, results, outcomes, performance or achievements and other factors to be materially different from the future timing of events, results, outcomes, performance or achievements expressed or implied by the forward-looking statements. Such risks, uncertainties and other factors include those risks described in “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”) and other subsequent documents we file with the SEC and the ASX. The forward-looking statements, projections and estimates are given only as of the date of this Proxy Statement, and actual events, results, outcomes, performance and achievements could vary significantly from the forward-looking statements, projections and estimates presented in this Proxy Statement. Stockholders are cautioned not to put undue reliance on forward-looking statements. Piedmont disclaims any intent or obligation to update publicly such forward-looking statements, projections and estimates, whether as a result of new information, future events or otherwise, except as required by law. In addition, our ESG goals are aspirational and may change. Statements regarding our goals are not guarantees or promises that they will be met, and the inclusion of information in our Sustainability Report (as discussed below), or identifying information as material for purposes of such report or assessing our ESG initiatives, should not be construed as a characterization of the materiality or financial impact of that information with respect to us or for purposes of any of our SEC filings.
Website References. Website references throughout this document are inactive textual references and provided for convenience only, and the content on the referenced websites is not incorporated herein by reference and does not constitute a part of the Proxy Statement.
2024 PROXY STATEMENT	PIEDMONT LITHIUM | 1

OUR CORPORATE GOVERNANCE
Our business affairs are managed under the direction of our Board. Our Board has adopted a set of Principles of Corporate Governance (our “Corporate Governance Guidelines”) as a framework for the governance of the Company, which is posted on our website located at www.piedmontlithium.com/about/, under “Governance.”
The Board currently consists of seven directors and is divided into three classes of directors designated Class I, Class II and Class III. The terms of the Class I directors expire at this Annual Meeting. The terms of the Class II directors will expire at the 2025 Annual Meeting of Stockholders. The terms of the Class III directors will expire at the 2026 Annual Meeting of Stockholders.
Our Class I directors, Mr. Keith Phillips, Mr. Michael Bless, and Ms. Dawne Hickton, are standing for election at the Annual Meeting. Mr. Phillips was most recently elected by stockholders at the 2022 Annual Meeting of Stockholders. Mr. Bless was appointed to the Board in 2023 and was recommended to the Board by Heidrick & Struggles Inc. (“Heidrick”), a third-party search firm. Ms. Hickton was appointed to the Board in 2024 and was recommended to the Board by Heidrick, who is retained to identify and evaluate potential Board candidates.
Information Regarding Our Class I Director Nominees and Continuing Directors
Biographical and other information regarding our Class I director nominees and directors continuing in office, including the primary skills and experiences considered by our Nominating and Corporate Governance Committee and the Board in determining to recommend them as nominees, is set forth below.
Name	Class	Age (as of April 29, 2024)	Position
Jeff Armstrong	III	59	Chair of the Board
Keith Phillips	I	64	President and Chief Executive Officer
Christina Alvord	III	57	Director
Jorge Beristain	II	54	Director
Michael Bless	I	58	Director
Claude Demby	II	59	Director
Dawne Hickton	I	66	Director
2 | PIEDMONT LITHIUM	2024 PROXY STATEMENT

Our Corporate Governance
Class I Director Nominees Standing for Election at this Annual Meeting
Keith Phillips Age: 64 Director since: 2021 Committee(s): None
Background

Mr. Phillips has served as our President and Chief Executive Officer since July 2017 and as a member of our Board since May 2021. He also served as Chief Executive Officer and a member of the board of our predecessor company prior to the Redomiciliation. Mr. Phillips joined the Company after a 30-year career on Wall Street during which time he worked on strategic and financing transactions representing over $100 billion in aggregate value. He served, most recently, as Senior Advisor with merchant banker, Maxit Capital LP, from September 2015 to June 2017. Prior to Maxit Capital, he led the mining investment banking teams for Merrill Lynch, Bear Stearns, JPMorgan, and Dahlman Rose. Mr. Phillips received an M.B.A. from The University of Chicago and a Bachelor of Commerce from Laurentian University.

Qualifications and Skills

We believe Mr. Phillips is qualified to serve on our Board because of his extensive experience with mining companies, including many established global leaders, and his expertise in advising exploration and development-stage companies in achieving their strategic objectives, with a particular focus on obtaining relevance in the U.S. capital markets.

Michael Bless Age: 58 Director since: 2023 Committee(s): ACFE, LCC
Background

Mr. Bless has served as a member of our Board since January 2023. He most recently served as Special Advisor to the Chief Executive Officer and board of directors of Century Aluminum Company (Nasdaq: CENX), a U.S.-based, publicly-held, global producer of primary aluminum, from July 2021 through March 2022. Previously, he served as Century’s President and Chief Executive Officer from November 2011 to July 2021, and he was a member of Century’s board of directors from December 2012 to July 2021. Mr. Bless also served as Century’s Executive Vice President and Chief Financial Officer from 2006 to November 2011. Prior to Century, he held a range of executive positions with several companies including Maxtor Corp., a technology company, and Rockwell Automation, Inc. (NYSE: ROK), an automation company. Mr. Bless also serves on the boards of CNA Financial Corp. (NYSE: CNA), a property/casualty insurance company, and Enact Holdings, Inc. (Nasdaq: ACT), a mortgage insurance company. He previously served on the board of Simpson Manufacturing Co., Inc. (NYSE: SSD) from 2017 to 2021. Mr. Bless received an A.B. in History from Princeton University.

Qualifications and Skills

We believe Mr. Bless is qualified to serve on our Board because of his extensive executive and operational experience in the integrated mining business.

AC: Audit Committee	FEAudit Committee Financial Expert
LCC: Leadership and Compensation Committee
NCGC: Nominating and Corporate Governance Committee * Identifies Committee Chair.
2024 PROXY STATEMENT	PIEDMONT LITHIUM | 3

Our Corporate Governance
Dawne Hickton Age: 66 Director since: 2024 Committee(s): NCGC*(1)
Background

Ms. Hickton has served as a member of our Board since March 2024. Since June 2019, Ms. Hickton has served as the Chair and CEO of Cumberland Additive, Inc., a woman-led innovative new technology specialty metals additive manufacturing company. Ms. Hickton was recently appointed to the National Space Council Users’ Advisory Group, chaired by the Vice President of the United States, and which serves to enable and propel the United States’ space goals. Previously, from June 2019 to June 2022, she served as Executive Vice President of Jacobs Solutions Inc. (NYSE: J), an international technical professional services firm that provides engineering, technical, professional, and construction services, and President of its Critical Mission Solutions business line, which provides engineering design and support services for NASA, the U.S. Department of Energy and other national security priorities. From 2007 to 2015, she served as Vice Chair, President, and CEO of RTI International Metals, Inc. (formerly, NYSE: RTI), previously, a billion-dollar, vertically integrated global supplier of titanium mill products and fabricated metal components. Ms. Hickton also serves on the boards of Haynes International, Inc. (Nasdaq: HAYN), a developer, manufacturer, and distributor of high-performance alloys for use in high-temperature and corrosion applications, and Vmo Air (backed by funds managed by Ares Management Corp. (NYSE: ARES)), a provider of liquidity and fleet solutions to airlines, lessors, and original equipment manufacturers. She previously served on the boards of Jacobs Solutions Inc. (NYSE: J) from 2015 to 2019 and Triumph Group, Inc. (NYSE: TGI) from 2015 to 2019. Ms. Hickton is a graduate of the University of Rochester, and received her J.D. from the University of Pittsburgh School of Law.

Qualifications and Skills

We believe Ms. Hickton is qualified to serve on our Board because she is a transformative executive leader with a career that spans multiple industries in aerospace, space, defense, and energy. She has been both a public and private company CEO with operational, commercial, financial, and strategic experience in manufacturing, government services, and cyber, defense, and intelligence.

(1)	The Board has appointed Ms. Hickton to replace Mr. Armstrong as member and Chair of the Nominating and Corporate Governance Committee, effective as of the Annual Meeting.
4 | PIEDMONT LITHIUM	2024 PROXY STATEMENT

Our Corporate Governance
Class II Directors Continuing in Office until the 2025 Annual Meeting
Jorge Beristain Age: 54 Director since: 2021 Committee(s): AC*FE, NCGC
Background

Mr. Beristain has served as a member of our Board since May 2021. He also served as a member of the board of our predecessor company prior to the Redomiciliation since May 2018. In January 2022, he was appointed Vice President of Finance for Ryerson Holding Corp. (NYSE: RYI) (“RYI”). RYI is North America’s second-largest service center with approximately 100 locations in the U.S., Canada, and Mexico, supplying carbon and stainless steel, aluminum, red metals, and semi-fabricated products to the machinery, transport, consumer durables, food processing, construction, and energy sectors. He previously served as Chief Financial Officer of Central Steel & Wire Co., a wholly owned subsidiary of RYI, from 2019 to 2021, where he was integral to the financial transformation of that subsidiary. From 2000 to 2017, Mr. Beristain served as Managing Director and Head of Deutsche Bank AG’s Americas Metals & Mining equity research, where he was consistently ranked by institutional investors as one of the top analysts in the U.S. During his over 20-year career on Wall Street, Mr. Beristain has lived and worked in the U.S., Latin America, and Canada and has visited hundreds of industrial companies worldwide. Mr. Beristain received a B. Comm. from the University of Alberta and is CFA Charterholder.

Qualifications and Skills

We believe Mr. Beristain is qualified to serve on our Board because of his extensive international finance and public equity background and experience in the valuation of mining, metals, and chemical operations and downstream manufactured metal uses.

Claude Demby Age: 59 Director since: 2021 Committee(s): LCC*, NCGC
Background

Mr. Demby has served as a member of our Board since June 2021. He most recently served as President of Cree LED, a Smart Global Holdings, Inc. company, from 2020 to 2022. Prior to Smart Global Holdings acquiring Cree LED, from 2014 to 2020, Mr. Demby held various positions at Cree LED, including as Senior Vice President and General Manager of the Cree LED business, Senior Vice President of Corporate Development, and Senior Vice President of the Semi-Conductor Materials business. Mr. Demby served as Chief Executive Officer and Director of the Noël Group, LLC, a global manufacturer of synthetic foam materials, from 2008 to 2014, and served on the board of directors of the Noël Group from 2001 to 2008. From 2001 to 2008, Mr. Demby was President and Chief Operating Officer of L&L Products Inc., a global manufacturer of noise, vibration, and harshness solutions and structural devices for the automotive and aerospace sectors. Mr. Demby began his career in engineering roles with Procter & Gamble Company and GE Plastics and was focused on the chemical processing and manufacturing of consumer and industrial products. He has served as Chair of the Governance and Nominating Committee of the board of directors of Brown Capital Management Mutual Fund Trust (MUTF: BCSIX) and Brown Capital Management Small Company Fund, a mutual funds, since 2016 and on the board of directors of Eos Energy Enterprises (Nasdaq: EOSE), an energy storage company, since 2021. He previously served on the board of the Federal Reserve Bank of Richmond, Charlotte branch, from 2012 to 2017, including serving as Chairman. Mr. Demby has a strong record of community service through his co-founding and running of Valour Academy Schools, Inc., in Raleigh, North Carolina, and serving as an advisory board member of Duke Raleigh Hospital. Mr. Demby received an M.B.A. from the Rensselaer Polytechnic Institute and a B.S. in Chemical Engineering from the University of Delaware.

Qualifications and Skills

We believe Mr. Demby is qualified to serve on our Board because of his extensive executive and operational leadership experience in growing businesses internationally and his exceptional governance experience.

2024 PROXY STATEMENT	PIEDMONT LITHIUM | 5

Our Corporate Governance
Class III Directors Continuing in Office until the 2026 Annual Meeting
Jeff Armstrong Age: 59 Director since: 2021 Committee(s): AC, NCGC*(1)
Background

Mr. Armstrong has served as Chair of our Board since May 2021. He also served as chair of the board of our predecessor company prior to the Redomiciliation. He most recently served as Chief Executive Officer and Chief Financial Officer of North Inlet Advisors, a FINRA-regulated entity, from 2009 until 2022. North Inlet provides investment banking services to middle-market companies in the industrial, consumer, business services, and agriculture spaces. Mr. Armstrong has served on the boards of private companies in the chemical, solar, health care device, and direct-to-consumer sectors. Prior to 2009, Mr. Armstrong served as Head of Mergers and Acquisitions, Private Equity Coverage and Leveraged Capital at what is now Wells Fargo’s Investment Bank. Mr. Armstrong also worked as an investment banker in the late 1980s and 1990s for Citigroup and Morgan Stanley. Mr. Armstrong resides in Charlotte, North Carolina, and is actively engaged in the community. He received an M.B.A. from the University of Virginia Darden School of Business, a B.S. from the McIntire School of Commerce and is a Chartered Financial Analyst.

Qualifications and Skills

We believe Mr. Armstrong is qualified to serve on our Board because of his extensive financial experience.

(1)	The Board has appointed Ms. Hickton to replace Mr. Armstrong as member and Chair of the Nominating and Corporate Governance Committee, effective as of the Annual Meeting.
Christina Alvord Age: 57 Director since: 2023 Committee(s): LCC, NCGC
Background

Ms. Alvord has served as a member of our Board since January 2023. She most recently served as President of the Central Division of Vulcan Materials Company (NYSE: VMC), the nation’s largest producer of construction aggregates, from 2019 to 2021. She previously served as Vulcan’s President of the Southern & Gulf Coast Division, from 2017 to 2019, and Vice President of Corporate Planning and Performance Improvement, from 2016 to 2017. Before joining Vulcan, Ms. Alvord held various executive management positions at GE Aviation, a subsidiary of General Electric, including serving as President of GE Aviation-Unison Industries and GE Aviation-Middle River Aircraft Systems. Ms. Alvord also serves on the boards of Apogee Enterprises, Inc. (Nasdaq: APOG), a provider of architectural products and services, and Albany International Corp. (NYSE: AIN), a developer and manufacturer of engineered components. She began her career as a strategy consultant at McKinsey & Co. Ms. Alvord received a B.S. in Political Science and a B.S. and M.S. in Mechanical Engineering from the Massachusetts Institute of Technology, and an M.B.A. from Harvard Business School.

Qualifications and Skills

We believe Ms. Alvord is qualified to serve on our Board because of her strong strategic leadership experience in the integrated mining business.

6 | PIEDMONT LITHIUM	2024 PROXY STATEMENT

Our Corporate Governance
Board Composition
Director Nomination Process
The Nominating and Corporate Governance Committee is responsible for reviewing the composition of our Board and recommending candidates for nomination and election at the annual stockholder meeting and to fill Board vacancies. No less than annually, the Nominating and Corporate Governance Committee reviews with the Board the size and composition of our Board, focusing on the interplay of each director’s and director nominee’s experience, qualifications, attributes and skills with the Board as a whole and the Company’s strategic needs. When analyzing the composition of the Board and nominating director candidates, the Nominating and Corporate Governance Committee considers the qualifications of individual director candidates while applying the Board membership criteria described below.
In identifying potential candidates for Board membership, the Nominating and Corporate Governance Committee considers recommendations from directors, stockholders, management and others, including, from time to time, third-party search firms such as Heidrick (a search firm that the Company has engaged since 2021) to assist it in locating qualified candidates. Once potential director candidates are identified, the committee, with the assistance of management, undertakes a vetting process that considers each candidate’s background, independence and fit with the Board’s priorities. As part of this vetting process, the committee as well as other members of the Board and the CEO, may conduct interviews with the candidates. If the committee determines that a potential candidate meets the needs of the Board and has the desired qualifications, it recommends the candidate to the full Board for appointment or nomination and to the stockholders for election at the annual meeting.
The Nominating and Corporate Governance Committee considers written director candidate recommendations from stockholders. Any stockholder who wishes to propose director candidates for consideration by our Nominating and Corporate Governance Committee may do so at any time in writing to the Chair of the Nominating and Corporate Governance Committee, care of, the Secretary of the Company (the “Secretary”) at the address set forth on the first page of this Proxy Statement. The recommendation should contain a description of each nominee’s name and qualifications for Board membership, as well as all of the information regarding the nominee required under the “advance notice” provisions of our Amended and Restated Bylaws (the “Bylaws”) (a copy of which is provided free of charge upon request by a stockholder writing to the Secretary at the address set forth on the first page of this Proxy Statement). The Nominating and Corporate Governance Committee evaluates director candidates recommended by stockholders in the same manner in which it evaluates candidates recommended by other sources.
Criteria for Board Membership
The Board is responsible for overseeing the Company’s business and affairs consistent with their fiduciary duty to stockholders. This responsibility requires highly-skilled individuals with various qualities, attributes, skills, and experiences. The Board and the Nominating and Corporate Governance Committee require that each director be a person of high integrity with a proven record of success in his or her field. The Board and the Nominating and Corporate Governance Committee also consider the director’s ability to devote the time and effort necessary to fulfill his or her responsibilities to the Company.
Members of the Board should have a background and experience in areas important to the operations and strategy of the Company. The Board places a premium on experience and background in the following areas when considering the most significant qualifications of a director:
•
Leadership Experience: Experience as a director, chief executive officer, chief financial officer, chief operating officer, division or segment president or managing director, or other functional leadership within a large, complex organization such as ours.

•	International Experience: Experience overseeing complex global operations in many countries, such as we have, helps us understand opportunities and challenges.
•	Financial Literacy: Knowledge of financial reporting and complex financial transactions, as is involved with our business.
•	Relevant Industry Experience: Experience in mining or manufacturing industries provides a relevant understanding of our business, strategy, and marketplace dynamics.
2024 PROXY STATEMENT	PIEDMONT LITHIUM | 7

Our Corporate Governance
•	Governmental Experience: Experience with government entities and public officials helps us navigate a complex regulatory environment.
•	Operational Experience: Experience developing and implementing operating plans with an organization as large and complex as ours.
•	M&A/Financial Industry Experience: Experience with mergers & acquisitions and with the capital markets is important for a public company such as ours.
•
Risk Management Expertise: Experience operating in a complex risk environment which requires effective risk management, including such areas as financial and economic risks, risks related to geopolitical events, and regulatory risks.

•	Cybersecurity-Related Experience: Experience in cybersecurity oversight, risks, and strategies.
The Nominating and Corporate Governance Committee does not assign specific weights to particular criteria, and no particular criterion is necessarily applicable to all prospective director candidates. The Board believes that its members provide a balanced mix of experience, knowledge and abilities that contribute to an effective decision-making process and allow the Board to effectively fulfill its responsibilities.
Board Skills Matrix
The Board uses a skills matrix to assist it in considering the appropriate balance of experiences, skills, and attributes of individual directors. The skills matrix is based on the Company’s strategic plan and is periodically reviewed. Board candidates are evaluated against the skills matrix when the Nominating and Corporate Governance Committee determines whether to recommend candidates for initial election to the Board and when determining whether to recommend currently serving directors for reelection to the Board.
Our seven directors demonstrate subject matter expertise in the areas identified below or have actively supervised one or more persons with subject matter expertise in the identified area.
	Jeff Armstrong	Keith Phillips	Christina Alvord	Jorge Beristain	Michael Bless	Claude Demby	Dawne Hickton
Board of Directors Experience/Public Company Executive	✔	✔	✔		✔	✔	✔
International	✔	✔	✔	✔	✔	✔	✔
Finance/Accounting	✔	✔		✔	✔		✔
Industry Experience – Chemical/Mining/ Clean Tech (EV/Battery)		✔	✔	✔	✔	✔	✔
Government/Regulatory			✔		✔	✔	✔
Operational	✔	✔	✔	✔	✔	✔	✔
Human Capital Management/Labor/ Compensation	✔	✔	✔	✔	✔	✔	✔
Supply Chain and Logistics		✔	✔		✔	✔
Marketing/Sales	✔	✔	✔		✔	✔
Strategy	✔	✔	✔	✔	✔	✔	✔
Environment, Social and Governance (“ESG”)		✔		✔	✔		✔
Mergers & Acquisitions/Financial Industry	✔	✔	✔	✔	✔	✔	✔
Risk Management	✔	✔	✔	✔	✔	✔	✔
Tenure on the Board (in Years)(1)	5	7	1	5	1	3	<1
(1)
Board tenure included in the table includes service on the board of directors of Piedmont Lithium Pty Ltd. (formerly named Piedmont Lithium Limited), our Australian predecessor, prior to the Company’s Redomiciliation.

8 | PIEDMONT LITHIUM	2024 PROXY STATEMENT

Our Corporate Governance
Board Diversity
Our Board believes that diversity is an important attribute of a well-functioning board. Accordingly, our Nominating and Corporate Governance Committee considers diversity when identifying and nominating potential directors. Our Board believes that the Company benefits from a mix of directors who represent a diversity of attributes, backgrounds, races, ethnicities, national backgrounds, ages, geographies, genders, cultures, customs, experiences (including experience with businesses and other organizations of a comparable complexity), perspectives, and skills. The Nominating and Corporate Governance Committee assesses its effectiveness in balancing these considerations in connection with its annual evaluation of the composition of the Board.
In this regard, our current Board of seven directors includes two female directors (28%) and two directors who are racially/ethnically diverse (28%). In accordance with Nasdaq’s board diversity listing standards, we are disclosing aggregated statistical information about our Board’s self-identified characteristics as voluntarily confirmed to us by each of our directors.
Board Diversity Matrix (as of April 29, 2024)
	Jeff Armstrong	Keith Phillips	Christina Alvord	Jorge Beristain	Michael Bless	Claude Demby	Dawne Hickton	Total Number of Directors (7)
Part I: Gender Identity
Male	✔	✔		✔	✔	✔		5
Female			✔				✔	2
Part II: Demographic Background
African American or Black						✔		1
White	✔	✔	✔	✔	✔		✔	6
Hispanic or Latinx				✔				1
Two or More Races or Ethnicities				✔				1
Board Leadership Structure
Our Corporate Governance Guidelines provide our Board with the flexibility to combine or separate the positions of Chair of the Board and Chief Executive Officer. While not required, the Board’s current preference and practice is that the position of Chair of the Board, held by Mr. Armstrong who is an independent director, and the Chief Executive Officer should be separate. While the independent Chair facilitates the Board’s oversight of management, promotes communication between management and our Board, and leads our Board’s consideration of key governance matters, Mr. Phillips our CEO, is responsible for developing and overseeing the Company’s business strategy as well as managing the day-to-day operations of the Company and the Company’s relationships with stakeholders.
The independent directors meet in executive session at regular Board and committee meetings, and the independent Chair of the Board or chair of the respective committee presides at these executive sessions. The purpose of these executive sessions is to encourage and enhance communication among non-management and independent directors.
The Board believes that its programs for overseeing risk, as described under “Board Risk Oversight,” would be effective under a variety of leadership frameworks. Accordingly, the Board’s risk oversight function did not significantly impact its selection of the current leadership structure.
2024 PROXY STATEMENT	PIEDMONT LITHIUM | 9

Our Corporate Governance
Director Independence
Nasdaq listing rules require a majority of a listed company’s board of directors be comprised of independent directors who, in the opinion of the board of directors, do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating committees must be independent, and audit and compensation committee members must satisfy additional independence criteria under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
Our Board undertook a review of its composition and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including the beneficial ownership of our common stock by each director, our Board has determined that Messrs. Armstrong, Beristain, Bless and Demby and Mses. Alvord and Hickton qualify as “independent directors” as defined under the Nasdaq listing rules. Mr. Phillips is not deemed to be independent under Nasdaq listing rules by virtue of his employment with the Company. Former Director Susan Jones, who resigned from the Board in June 2023, was independent under the Nasdaq listing rules during the period she served on our Board. In making such determinations, our Board considered the relationships that each such non-employee director has with the Company and all other facts and circumstances our Board deemed relevant in determining independence.
Our Board also determined that each of the directors currently serving on the Audit Committee and the Leadership and Compensation Committee satisfies the heightened independence standards applicable to directors serving on audit committees and compensation committees under Nasdaq listing rules and the rules and regulations established by the SEC.
Role of the Board
Our Board is elected by our stockholders to oversee our business and affairs. The Board advises and counsels management regarding the long-term interests of the Company, our stockholders, and other stakeholders on a broad range of subjects. The Board and its committees also perform a number of specific functions, such as:
•	Assessing the performance of the CEO and other senior management and setting their compensation;
•	Planning for CEO and senior management succession and overseeing senior management development, including evaluating input from the Leadership and Compensation Committee;
•
Review and approve Company goals and objectives relevant to the CEO. Evaluate the CEO’s performance in light of those goals and objectives. Approve the CEO’s compensation level, including the grant of equity awards to the CEO;

•	Reviewing the Company’s strategies and monitoring their implementation and results;
•	Overseeing the integrity of the Company’s financial statements and the Company’s financial reporting process;
•	Overseeing the Company’s processes for assessing and managing risk, including ESG and cybersecurity risks;
•	Overseeing legal and regulatory compliance;
•	Nominating the Company’s director candidates and appointing committee members;
•	Shaping effective corporate governance; and
•	Providing advice and counsel to management regarding significant issues facing the Company and reviewing and approving significant corporate actions.
10 | PIEDMONT LITHIUM	2024 PROXY STATEMENT

Our Corporate Governance
Board Committees
Our Board has a separately designated Audit Committee, Leadership and Compensation Committee, and Nominating and Corporate Governance Committee, each of which is comprised solely of independent directors and has the composition and responsibilities described below. Members serve on these committees until their resignation or until otherwise determined by our Board. Each of these committees is empowered to retain outside advisors as it deems appropriate, regularly reports its activities to the full Board and has a written charter, which is posted on our website located at www.piedmontlithium.com/about/, under “Governance.”
Audit Committee
Members Jorge Beristain (Chair and Audit Committee Financial Expert) Jeff Armstrong Michael Bless (Audit Committee Financial Expert) Number of Meetings in 2023: 6	Audit Committee Purpose

The primary purpose of our Audit Committee is to represent and assist the Board in discharging its oversight responsibility relating to: (i) the accounting and financial reporting processes of the Company and its subsidiaries, including the audits of the Company’s financial statements and the integrity of the financial statements; (ii) the Company’s compliance with legal and regulatory requirements; (iii) the outside auditor’s qualifications and independence and (iv) the performance of the Company’s outside auditor. Further, the Audit Committee oversees preparation of the report of the Audit Committee required by the SEC Rules to be included in the Company’s annual proxy statement.

Among its specific duties and responsibilities, the Audit Committee will:
•
Be directly responsible, in its capacity as a committee of the Board, for the appointment, compensation, retention, and oversight of the work of the outside auditor. In this regard, the Audit Committee will appoint and retain, subject to ratification by the Company’s stockholders, compensate, evaluate, and terminate, when appropriate, the outside auditor, who will report directly to the Committee.

•
Obtain and review, at least annually, a report by the outside auditor describing: (i) the outside auditor’s internal quality-control procedures and (ii) any material issues raised by the most recent internal quality-control review or peer review or by any inquiry or investigation by any governmental or professional authorities, within the preceding five years, relating to one or more independent audits carried out by the outside auditor, and any steps taken to deal with any such issues.

•
Approve in advance all audit and permissible non-audit services to be provided by the outside auditor and establish policies and procedures for the pre-approval of audit and permissible non-audit services to be provided by the outside auditor.

•
At least annually, consider the independence of the outside auditor, and, consistent with rules of the Public Company Accounting Oversight Board (“PCAOB”), obtain and review a report by the outside auditor describing any relationships between the outside auditor and the Company or individuals in financial reporting oversight roles at the Company, that may reasonably be thought to bear on the outside auditor’s independence and discuss with the outside auditor the potential effects of any such relationships on the independence of the outside auditor.

•
Review and discuss with the outside auditor the matters required to be discussed by the outside auditor under Auditing Standard No. 1301, as adopted by the PCAOB and amended from time to time, including any problems or difficulties the outside auditor encountered in the course of its audit work and management’s response.

•
Meet to review and discuss with management and the outside auditor the annual audited and quarterly financial statements of the Company (including the Company’s specific disclosures under the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections) and the independent auditor’s reports related to the financial statements.

• Recommend to the Board based on the review and discussion described above, whether the financial statements should be included in the Company’s annual reports on Form 10-K.
2024 PROXY STATEMENT	PIEDMONT LITHIUM | 11

Our Corporate Governance
Audit Committee
•
Receive reports from the outside auditor and management regarding, and review and discuss the adequacy and effectiveness of, the Company’s internal controls, including any significant deficiencies in internal controls and significant changes in internal controls reported to the Audit Committee by the outside auditor or management.

•	Receive reports from management regarding, and review and discuss the adequacy and effectiveness of, the Company’s disclosure controls and procedures.
•
Discuss with management, and as applicable, the outside auditor, the Company’s procedures over environmental and sustainability reporting data and disclosures. If applicable, review and discuss with the principal internal auditor of the Company: (i) the annual audit plan and the adequacy of the internal audit resources and (ii) the results of the internal audit program.

•	Annually review and discuss the performance and effectiveness of the internal audit function.
•	Oversee and discuss earnings press releases and corporate practices with respect to earnings press releases and financial information and earnings guidance provided to analysts and ratings agencies.
•
Oversee and discuss the Company’s practices with respect to risk assessment and risk management, including risks related to accounting and financial reporting processes and cybersecurity and information systems.

•	Oversee the Company’s information security matters and cybersecurity program.
•
Oversee the Company’s compliance program with respect to legal and regulatory requirements, including the Company’s code(s) of conduct and the Company’s policies and procedures for monitoring compliance; and at least annually, meet to review the implementation and effectiveness of the Company’s compliance program with the Chief Legal Officer who shall have the authority to communicate directly to the Audit Committee, promptly, about actual and alleged violations of law or the Company’s code(s) of conduct, including any matters involving criminal or potential criminal conduct.

•
Establish and oversee procedures for handling reports of potential misconduct, including: (i) violations of law or the Company’s code(s) of conduct; (ii) complaints regarding accounting, internal accounting controls, auditing and federal securities law matters; and (iii) the confidential, anonymous submission of concerns by employees regarding accounting, internal accounting controls, auditing, and federal securities law matters.

•
Establish and periodically review policies and procedures for the review, approval and ratification of related person transactions, as defined in applicable SEC Rules, review related person transactions, and oversee other related party transactions governed by applicable accounting standards.

•	Establish policies for the hiring of employees and former employees of the outside auditor.
•	Annually evaluate the performance of the Audit Committee and the adequacy of the Audit Committee charter and recommend changes to the Board as appropriate.
Audit Committee Financial Expert

Mr. Beristain and Mr. Bless each qualify as an “audit committee financial expert,” as that term is defined in the rules and regulations established by the SEC, and all members of the Audit Committee are “financially literate” under Nasdaq listing rules.

12 | PIEDMONT LITHIUM	2024 PROXY STATEMENT

Our Corporate Governance
Leadership and Compensation Committee
MEMBERS Claude Demby (Chair) Christina Alvord Michael Bless Number of Meetings in 2023: 9	Leadership and Compensation Committee Purpose
The primary purpose of our Leadership and Compensation Committee is to assist the Board in discharging its responsibilities relating to compensation of the Company’s executive officers and directors.
Among its specific duties and responsibilities, the Leadership and Compensation Committee will:
	•	Oversee the Company’s overall compensation philosophy, policies and programs, and assess whether the Company’s compensation philosophy establishes appropriate incentives for management and employees.
	•	Assess the results of the Company’s most recent advisory vote on executive compensation.
	•	Recommend to the Board the CEO’s compensation level. The CEO may not be present during voting or deliberations on his or her compensation.
•
Oversee the evaluation of other executive officers and approve the grant of equity awards to other executive officers, and set the compensation of other executive officers based upon the recommendation of the CEO.

	•	Administer and make recommendations to the Board with respect to the Company’s incentive compensation and equity-based compensation plans that are subject to the Board’s approval.
	•	Review and approve the design of other benefit plans pertaining to executive officers.
	•	Approve, amend, or modify the terms of other compensation and benefit plans, as appropriate.
	•	Review and recommend to the Board employment and severance arrangements for executive officers, including employment agreements and change-in-control provisions, plans or agreements.
•
Review, with input from senior management, the Company’s Compensation Discussion and Analysis (“CD&A”) and related disclosures that the SEC requires to be included in the Company’s annual report and proxy statement, recommend to the Board, based on its review and discussions, whether the CD&A should be included in the annual report and proxy statement, and oversee preparation of the Leadership and Compensation Committee report as required by the SEC for inclusion in the Company’s annual report and proxy statement.

•
Periodically review the form and amount of compensation paid to non-executive directors for their service on the Board and its committees and recommend changes in compensation to the Board, as appropriate.

•
Oversee succession planning for positions held by executive officers, and review succession planning and management development at least annually with the Board, including recommendations and evaluations of potential successors to fill such positions.

	•	Oversee the assessment of the risks related to the Company’s compensation policies and programs applicable to officers and employees, and review the results of this assessment.
•
Assesses at least annually, whether the work of compensation consultants involved in determining or recommending executive or director compensation has raised any conflict of interest that is required to be disclosed in the Company’s annual report and proxy statement.

	•	Oversee the Company’s engagement efforts with stockholders on the subject of executive compensation.
2024 PROXY STATEMENT	PIEDMONT LITHIUM | 13

Our Corporate Governance
Leadership and Compensation Committee
•	Oversee the administration of the Company’s clawback policy, and review and recommend changes in the policy to the Board, as appropriate.

The Leadership and Compensation Committee may delegate its duties and responsibilities to one or more subcommittees as it determines appropriate. The Leadership and Compensation Committee will have the authority, in its sole discretion, to retain or obtain the advice of such consultants, outside counsel and other advisers as it determines appropriate to assist it in the full performance of its functions, including any compensation consultant used to assist in the evaluation of director or executive compensation. The Leadership and Compensation Committee will be directly responsible for the appointment, compensation and oversight of the work of any consultants, outside counsel and other advisers retained by the Leadership and Compensation Committee, and will receive appropriate funding, as determined by the Leadership and Compensation Committee, from the Company for the payment of compensation to any such advisers. The Leadership and Compensation Committee will assess the independence of consultants, outside counsel and other advisers (whether retained by the Leadership and Compensation Committee or management) who provide advice to the Leadership and Compensation Committee, prior to selecting or receiving advice from them, in accordance with Nasdaq listing standards.

Nominating and Corporate Governance Committee

Members
As of April 29, 2024:
Jeff Armstrong
(Chair)
Christina Alvord
Jorge Beristain
Claude Demby
As of the Annual Meeting:
Dawne Hickton
(Chair)
Christina Alvord
Jorge Beristain
Claude Demby
Number of Meetings in 2023: 4
Nominating and Corporate Governance Committee Purpose

The purpose, duties and responsibilities of the Nominating and Corporate Governance Committee are: (i) engage in succession planning for the Board; (ii) identify individuals qualified to become members of the Board (consistent with criteria approved by the Board); (iii) recommend to the Board the Company’s director candidates for election at the annual meeting of stockholders; (iv) develop and recommend to the Board a set of corporate governance principles; (v) and perform a leadership role in shaping the Company’s corporate governance.

Among its specific duties and responsibilities, the Nominating and Corporate Governance Committee will:
•	Develop and recommend to the Board criteria for identifying and evaluating director candidates, periodically review these criteria and recommend changes to the Board, as appropriate.
•
Annually evaluate the composition of the Board to assess whether the skills, experience, characteristics, and other criteria established by the Board are currently represented on the Board as a whole and with respect to each individual director, and to assess the criteria that may be needed in the future.

•	Identify, review the qualifications of, and recruit director candidates for election to the Board.
•	As part of the search process for each new director, actively seek out women and minority candidates to include in the pool from which Board nominees are chosen.
•	Assess the qualifications, contributions and independence of incumbent directors in determining whether to recommend them for reelection to the Board.
•	Discuss succession planning for the Board and key leadership roles on the Board and its committees.
•	Establish procedures for the consideration of director candidates recommended for the Committee’s consideration by the Company’s stockholders.
•	Recommend to the Board the Company’s director candidates for election or reelection to the Board at each annual meeting of stockholders.
•	Recommend to the Board director candidates to be elected by the Board, as necessary, to fill vacancies and newly created directorships.
•	Develop and recommend to the Board a set of corporate governance principles, and annually review these principles and recommend changes to the Board, as appropriate.
14 | PIEDMONT LITHIUM	2024 PROXY STATEMENT

Our Corporate Governance
Nominating and Corporate Governance Committee
•	Periodically review the Board’s leadership structure and recommend changes to the Board, as appropriate.
•	Make recommendations to the Board concerning the size, structure, composition and functioning of the Board and its committees.
•	Recommend committee members and chairpersons to the Board for appointment and consider periodically rotating directors among the committees.
•	Oversee the orientation process for new directors and ongoing education for directors.
•	Oversee the evaluation of the Board and its committees.
•
Oversee the Company’s stockholder engagement program (other than with respect to matters that are within the purview of other committees) and make recommendations to the Board regarding its involvement in stockholder engagement.

•
Except to the extent specifically allocated to another committee of the Board, oversee and make recommendations to the Board regarding sustainability initiatives and performance matters relevant to the Company’s business, including Company policies, activities, and opportunities.

•
Review and make recommendations to the Board regarding the Company’s political contributions and lobbying activities and the Company’s policies and practices regarding political contributions and lobbying activities.

•
Annually evaluate the performance of the Nominating and Corporate Governance Committee and the adequacy of the Nominating and Corporate Governance Committee’s charter and recommend changes to the Board, as appropriate.

Board Risk Oversight
Our Board and its committees receive regular reports from members of the Company’s executive and senior management on areas of material risk to the Company, including strategic, operational, financial, cybersecurity, legal and regulatory risks. While our Board has an oversight role, management is principally tasked with direct responsibility for day-to-day management and assessment of risks and the implementation of processes and controls to mitigate the impacts these risks may have on the Company.
The Board’s responsibility for risk oversight includes:
•
understanding critical risks in the Company’s business and strategy, including but not limited to, risks related to the Company’s capital structure, mergers and acquisitions, capital projects, cybersecurity, environmental, health and safety risks, and geopolitical and associated market risks;

•	evaluating the Company’s risk management processes; and
•	overseeing risk management processes and functioning.
2024 PROXY STATEMENT	PIEDMONT LITHIUM | 15

Our Corporate Governance
The Company manages its risk oversight function throughout the management and Board structure, including through the Board committees. Management communicates routinely with the Board and its committees regarding the significant risks identified and how these risks are being managed. The Board committees take the lead in discrete areas of risk oversight within their areas of responsibility and provide reports regarding their activities to the Board at each meeting. The risk oversight focus areas of the committees are:
Audit Committee	Leadership and Compensation Committee	Nominating and Corporate Governance Committee

• Regularly review the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

• Oversee the Company’s overall practices with respect to risk assessment and risk management.

• Oversee risks related to accounting and financial reporting processes.

• Oversee risks related to cybersecurity and information systems.

• Oversee risks related to the attraction and retention of personnel.

• Oversee risks related to the design of compensation programs and arrangements applicable to employees and executive officers, including the Company’s annual incentive and long-term incentive programs.
• Regularly review risks associated with the Company’s governance practices, Board composition and nominations and committee leadership. • Oversee corporate responsibility and sustainability risks.
ENVIRONMENTAL, SOCIAL AND GOVERNANCE
ESG is our compass as we chart our course as a responsible, respectful steward of our planet, our people, and our communities. These pillars – planet, people, and communities – combine with accountable governance, to guide our ESG strategies. As Piedmont evolves from developer to lithium supplier to lithium producer, our ESG strategies will also evolve. Our Board has overall oversight of the Company’s ESG programs, risk management, and strategic direction. Board committees advance ESG initiatives that fall within their purview, as outlined above for the duties and responsibilities of each committee. Our inaugural Sustainability Report and other information regarding our ESG initiatives and progress are available on our website at https://piedmontlithium.com/sustainability/.
Environmental
For our planet, we strive to be responsible stewards of our environment as we develop our business to support the vital pathway to clean energy. We are designing our future projects to minimize climate and environmental impacts, specifically as it relates to emissions, water use, land use, and biodiversity.
As a development stage company, we are focused on building and refining the tools and techniques used to track and report our environmental progress over the long term. In the near-term, we are advancing our commitment to environmental responsibility through the permitting process for our projects and in our design plans. For example, we plan to utilize the Metso:Outotec Pressure Leaching Technology in our proposed lithium hydroxide manufacturing facilities, which is expected to reduce solid waste, create fewer emissions, and improve capital and operating costs relative to incumbent technologies.
As our projects become operational, we plan to capture a broader data set to build out the key metrics used to set objectives. For example, when we near construction, we hope to baseline water and carbon intensity to support environmental management plans.
Piedmont plans to establish benchmarks to measure, monitor, and verify our greenhouse gas (“GHG”) emissions profile. We are exploring our approach to measuring direct and indirect emissions, evaluating the GHG Protocol method of Scope 1, 2, and 3 with ISO 14064-1:2018 to identify the best practice for verification and certification.
16 | PIEDMONT LITHIUM	2024 PROXY STATEMENT

Our Corporate Governance
Once we understand our GHG footprint, we may begin exploring pathways to avoid, reduce, and offset our emissions. As part of our GHG emissions reduction pathway, we plan to consider setting emissions reduction goals that meet the criteria of science-based targets. We believe this methodology provides clearly defined pathways that are aligned with the goals of the Paris Agreement and a trajectory for achieving net-zero emissions before 2050.
We are closely monitoring the space around climate-related regulation and anticipating that compliance may require mandatory disclosure of our GHG footprint, including indirect emissions from our value chain. Our team also is reviewing the steps and requirements to implement the recommendations of the Task Force on Climate-related Financial Disclosures, which we anticipate can serve as a framework for disclosure of information on the management of climate-related risks and opportunities.
Social
For our people, through the Piedmont Promise, we work to build a culture where safety, environment, and health are crucial aspects of our activities and the wellbeing of our employees is a top priority. We are committed to maintaining a safe workplace, implementing best practices, and holding ourselves to high safety standards. We are dedicated to establishing a diverse workforce with an inclusive and equitable culture.
We are creating an environment where each person feels valued, respected, and able to represent their authentic selves at work. We strive for continued improvement and are building the management system of policies, procedures, and practices that help encourage people to work safely, care for each other, and do the right thing.
At the foundation of our safety, environmental, and health (“SEH”) program is our Piedmont Promise, which is our pledge to operate our facilities safely and with responsible environmental stewardship. It serves as the cornerstone of our SEH policy. We emphasize working the safe way, not the easy way, as we uphold our commitments.
Piedmont’s social strategy starts with investing in our people. We prioritize the health, safety and well-being of our employees. Our people-focused strategy considers a variety of aspects of the employee experience, from hiring practices and onboarding to health and wellness and talent management. We seek to create and foster an inclusive and welcoming culture where all employees feel empowered and can impact and share in the Company’s success.
As part of our people-focused approach, we are committed to helping our employees thrive in their roles and grow both personally and professionally. A major component of this program is our commitment to providing each employee with the training and education they need to be successful. We encourage our employees to engage in leadership development training to expand their potential growth opportunities within the Company.
We believe a robust wellness program that encourages employee participation is key to promoting healthy lifestyles and decision-making. Piedmont offers a comprehensive benefits program to all full-time employees that includes medical, dental and vision insurance, an employee assistance program offering mental health services, paid time off, and paid time-off for mothers and fathers who have a birth or adoption as part of our parental bonding leave program. Additionally, we offer work schedule flexibility including the opportunity to work remotely when conditions allow.
For our communities, we are committed to operating as a responsible corporate neighbor, respecting human rights and indigenous peoples. As we work toward project approvals and development, we have been diligent in communicating with transparency and considering our impact on local residents and society as a whole. We have held multiple Town Hall events for our community members, utilized social media, distributed mailings, developed community-focused websites for both Tennessee and North Carolina, and offered a dedicated community relations phone number to provide our neighbors with multiple avenues for communicating and receiving information from Piedmont. We also actively contribute to our communities through economic development, charitable partnerships, sponsorships, community engagement, and volunteerism. Our goal is to be a valued corporate citizen and integral part of any community in which we operate.
Governance
With governance, we act with integrity and accountability, guided by a framework of policies and commitments that evolves with our organization to define how we aim to operate ethically and responsibly.
2024 PROXY STATEMENT	PIEDMONT LITHIUM | 17

Our Corporate Governance
Piedmont’s corporate governance structure is designed to promote accountability to our stockholders and promote responsible and ethical business conduct. We have adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees, including our CEO, who is also our principal executive officer, and our CFO, who is our principal financial and principal accounting officer, or persons performing similar functions. It addresses, among other matters, compliance with laws and policies, conflicts of interest, proper use of corporate assets, confidentiality requirements, insider trading, and how to report compliance concerns. We intend to disclose future amendments to certain provisions of the Code of Business Conduct and Ethics, and waivers of the Code of Business Conduct and Ethics granted to executive officers and directors, on our website within four business days following the date of the amendment or waiver. A copy of the Code of Business Conduct and Ethics is available on our website located at www.piedmontlithium.com/about/, under “Governance.”
If an employee recognizes a potential ethics violation, they are empowered and encouraged to notify the appropriate management personnel so that the Company can investigate and take appropriate corrective action. Employees can also utilize Piedmont’s Whistleblower Hotline, a confidential resource available 24 hours a day, seven days a week, to raise concerns.
In addition to our Anti-Child Labor and Anti-Human Trafficking policies previously established, we added a Human Rights policy in 2023. This policy reflects our fundamental standards for business conduct and human rights while providing the foundation for identifying and managing impacts, mitigating risks, and fostering collaborative and transparent engagement with our stakeholders. We aim to respect and promote human rights in our relationships across the business and in our communities. We respect the cultures, customs, and values of people in the communities where we plan to operate and take into account their needs, concerns, and aspirations. We expect our partners, suppliers, and contractors to uphold the same commitment.
CYBERSECURITY MATTERS
We recognize the importance of developing, implementing, and maintaining robust cybersecurity measures to safeguard our information systems and protect the confidentiality, integrity, and availability of our data. As a result, we have integrated cybersecurity risk management into our broader risk management framework to promote a holistic approach toward assessing, identifying, and managing material risks associated with cybersecurity threats. This integration promotes cybersecurity considerations as an integral part of the decision-making processes throughout our Company.
Our Audit Committee is responsible for the Board-level oversight of risks from cybersecurity threats. Members of our Audit Committee receive updates from our management team regarding Company practices, programs, and other developments related to cybersecurity throughout the year, including quarterly updates from our Chief Legal Officer on cyber threats and our cybersecurity risk management and strategy program. Our Audit Committee is comprised of Board members with diverse experience, including risk management and strategy, equipping each member to oversee cybersecurity risks effectively.
With regard to material cybersecurity threats and reporting, we maintain a materiality assessment framework intended to set forth the procedures to support Piedmont’s determination of the materiality of a cybersecurity incident. As part of the materiality assessment framework, the Company implemented a Cybersecurity Incident Response Team comprised of professionals across various functions, including information technology, legal, finance, accounting, and risk. This team is comprised of individuals with experience in various roles involving information technology, specifically in areas such as security, auditing, compliance, information systems, and programming. The primary goal of the Cybersecurity Incident Response Team is to minimize the impact of a cybersecurity incident by timely identifying and containing the incident, preserving evidence, and restoring normal operations as quickly as possible. In addition, we have protocols by which certain cybersecurity incidents are escalated within the Company and, where appropriate, reported promptly to the Audit Committee and the Board.
18 | PIEDMONT LITHIUM	2024 PROXY STATEMENT

Our Corporate Governance
STOCKHOLDER ENGAGEMENT
We engage with our stockholders year-round through a variety of channels, including direct communication via in-person meetings or phone calls, investor and industry conferences, non-deal roadshows, and Company announcements. In total, the Company directly engaged with more than 250 unique investment firms in 2023, representing a combination of current stockholders, prospective stockholders, and investment analysts.
We aim to keep all investors apprised of the latest relevant corporate news and periodically provide email updates to the 12,000+ stakeholders who have opted-in to our corporate communications. Stakeholders can subscribe to our email communications through our website to stay informed with the latest corporate announcements. Additionally, questions can be submitted directly through our website or by emailing info@piedmontlithium.com
In late 2023 and early 2024, the Company engaged with institutional investors, including current and prospective stockholders, as follows:
ENGAGED WITH 49% OF OUR ACTIVELY-MANAGED INVESTORS(1)
230+ INVESTOR MEETINGS	250+ FIRMS MET
Investor meetings conducted with stockholders and prospective investors	Unique firms met throughout the year
25 CONFERENCES	6 NON-DEAL ROADSHOWS	1 QUARTERLY CALL
Investor conferences attended	Engaged with investors on 3 different continents	Inaugural earnings call hosted by our CEO, CFO and COO
Proxy specific outreach
44%(2)	21%(2)	60%+(2)
Outreach to holders of 44% of shares outstanding to discuss proxy specific items	Members of the Piedmont Board engaged with holders of 21% of our shares outstanding	Engaged with holders of approximately 60% of the shares that voted against our 2023 Say-on-Pay proposal
(1)	Includes actively-managed investors based on ownership disclosures filed with the SEC.
(2)	Figures reflect ownership information as filed with the SEC as of June 30, 2023.
Piedmont Proxy Responsiveness
At the 2023 Annual Meeting of Stockholders, we submitted our executive compensation programs to an advisory vote of our stockholders (the “2023 Say-on-Pay proposal”) and received the support of approximately 60% of the votes cast. In response to this outcome, which represented a notable decline in support from previous years, Piedmont embarked on a concerted proxy outreach effort to engage with stockholders to gather feedback and consider changes to the Company’s compensation and governance plans.
In late 2023 and early 2024, the Company engaged in proxy outreach that included:
•	Requested meetings with institutional investors holding approximately 44% of our shares outstanding;
•	Calls completed with investors holding approximately 21% of our shares outstanding;
•	Conversations with holders of more than 60% of the shares that voted “Against” our 2023 Say-on-Pay proposal, and
•	Participation of either the Chair of the Leadership and Compensation Committee or the Chair of the Board, with both participating in multiple instances.
2024 PROXY STATEMENT	PIEDMONT LITHIUM | 19

Our Corporate Governance
The majority of stockholders with whom we spoke expressed a desire for increased disclosure around our compensation goals and metrics to more closely align with the creation of stockholder value. The engaged stockholders were largely understanding of Piedmont’s inability to include more traditional financial metrics in our annual cash bonus program and performance-based equity awards due to Piedmont’s project development stage and lack of previous revenue generation. As Piedmont evolves as a company, it will continue to evaluate the use of financial metrics in its executive compensation programs.
2023 Stockholder Feedback
What we heard:	How we responded:
Lack of specific, quantitative metrics in historical annual cash bonus compensation
As a relatively new company without the traditional revenue and profitability metrics of more established companies, we previously based our compensation plans on achieving certain business and project development milestones which were key to creating stockholder value. As the Company evolved, and based on stockholder desire for further metrics, we moved to a scorecard approach in 2023 for determining annual cash bonus payouts across four major categories, each with their own set of sub-goals.

In late 2023, we reviewed our annual cash bonus model and added specific, quantitative financial metrics to our 2024 scorecard as part of our 2024 annual cash bonus plan, given that we became a revenue generating company in 2023.

Certain increases made to named executive officer (“NEO”) compensation were perceived as significant
Analysis of the Company’s NEO compensation practices revealed a substantial gap between our NEO compensation and NEO compensation across our peer group. As a result, the Company adjusted NEO compensation targets closer to, yet remaining below, the peer group median. This adjustment was deemed necessary and appropriate by the Leadership and Compensation Committee as a method to strengthen NEO retention. With compensation below the peer group median, pay was adjusted according to our compensation philosophy with a heavy emphasis on long-term, variable/at-risk pay that aligns with shareholder interests.

Staggered Board
As we transition from planning to executing our business strategy, we believe a staggered Board better supports a consistent and stable leadership for our Company’s long-term business strategy. We intend to continue to assess our operational capacity to determine whether any changes to our Board structure may be appropriate in the future.

Stockholders cannot call a special meeting and act by written consent
At this stage in our growth, we believe that minimizing potentially disruptive and short-term special interests from a small number of stockholders is crucial to allow our Board and management to focus on executing our long-term strategy. At this time, we believe the potential loss of time and resources associated with these matters outweigh the benefits.

Supermajority to vote to remove directors / amend bylaws
Our governance structure is designed to foster the Company’s growth, prioritizing stability and consistency.

When we have progressed further in our growth journey, the Nominating and Governance Committee intends to reevaluate the effectiveness of our current policy.

Board diversity
We value diversity on the Board and actively consider a candidate’s ability to contribute to a diverse Board composition. We believe that we have a diverse membership on our Board, and we regularly assess the balance of our Board’s diversity. This assessment is part of the Nominating and Governance Committee’s annual evaluation of the Board’s composition and effectiveness.

Plurality voting standard for election of directors
We believe that a plurality voting standard for director elections is common among Delaware corporations that are relatively newly public and provides efficiencies and streamlines resources, allowing our Board and management to focus on our long-term strategy. If institutional ownership and stockholder voting increase as our business matures, the Board intends to reassess our current voting standards.

20 | PIEDMONT LITHIUM	2024 PROXY STATEMENT

Our Corporate Governance
Other Corporate Governance Matters
Director Attendance
The Board met eight times during the year ended December 31, 2023. Each member of the Board attended more than 75% of the aggregate number of meetings of the Board and the committees on which he or she served during the period in which he or she was on the Board or committee.
Directors are encouraged to attend the annual meeting of stockholders absent unusual circumstances. All six directors, then-serving, attended the annual meeting held on June 13, 2023.
Stockholder Communications
Stockholders and other interested parties may communicate with our Board or a particular director by sending a letter addressed to the Board or a particular director, care of our Secretary, at the address set forth on the first page of this Proxy Statement. These communications will be compiled and reviewed by our Secretary, who will determine whether the communication is appropriate for presentation to the Board or the particular director. The purpose of this screening is to allow the Board to avoid having to consider irrelevant or inappropriate communications, such as advertisements, solicitations and hostile communications.
Anti-Hedging Policy
We have a policy that prohibits our directors, officers, employees, and consultants from engaging in (i) short-term trading; (ii) short sales; (iii) transactions involving publicly traded options or other derivatives, such as trading in puts or calls with respect to Company securities; and (iv) hedging transactions.
Compensation Committee Interlocks
None of the members of our Leadership and Compensation Committee has at any time during the prior three years been one of our officers or employees. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board or the compensation committee of any entity that has one or more executive officers serving on our Board or the Leadership and Compensation Committee.
Director Compensation
The Board’s policy is to compensate non-executive directors with the intent to attract directors with experience applicable to our operations and strategy by providing fair pay, aligning the interests of our non-executive directors with the long-term interests of our stockholders, and structuring a program that is simple, transparent and easy for stockholders to understand. The Leadership and Compensation Committee and the Board annually review non-executive director compensation to ensure such compensation remains current with market practices and the foregoing principles.
2024 PROXY STATEMENT	PIEDMONT LITHIUM | 21

Our Corporate Governance
In January 1, 2023, based on its review of director compensation practices of our compensation peer group (as described in more detail under “Compensation Discussion and Analysis—Compensation Decision Making Process” below) and in consultation with Willis Towers Watson (the independent compensation consultant), the Leadership and Compensation Committee recommended, and the Board approved, the following cash retainers for service as a member of the Board and as a member or chair of our Board committees, as well as an annual equity grant.
$
Annual Cash Retainer	60,000
Committee Chair Retainers:
Audit Committee	20,000
Leadership and Compensation Committee	15,000
Nominating and Corporate Governance Committee	12,000
Committee Member Retainers:
Audit Committee	9,500
Leadership and Compensation Committee	7,500
Nominating and Corporate Governance Committee	5,000
Value of Annual Equity Grant (Board Chair)	190,000
Value of Annual Equity Grant (Other Board Members)	105,000
In accordance with the 2023 director compensation program, each non-executive director received an annual equity award of restricted stock units (“RSUs”), which were subject to stockholder approval at the 2023 annual meeting. The number of RSUs granted is calculated using the target value and the volume-weighted average price (“VWAP”) of the Company’s common stock for the 20-day period ending on March 6, 2023, resulting in Mr. Armstrong receiving 2,879 RSUs and each other non-executive director receiving 1,591 RSUs. The RSU awards vested immediately upon receiving stockholder approval; however, non-executive directors are restricted from selling the shares received in settlement of the RSUs during the director’s tenure as a Board member (other than such number as is necessary to cover income taxes arising from such RSUs). We also prohibit non-executive directors from entering into arrangements to limit their exposure to equity awards granted as part of their compensation package. Providing equity-based compensation in the form of RSUs to non-executive directors reflects a standard approach to compensating non-executive directors for publicly-listed companies in the United States.
2023 Director Compensation Table
The following table sets forth the total compensation earned by our non-executive directors for the year ended December 31, 2023:
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(2)	Total ($)
Jeff Armstrong	75,161	171,963	247,124
Christina Alvord	70,236	95,030	165,267
Jorge Beristain	85,000	95,030	180,030
Michael Bless	73,604	95,030	168,635
Claude Demby	80,679	95,030	175,710
Susan Jones	87,178(1)		87,178
(1)
In connection with her resignation from the Board effective at the 2023 annual meeting, the Board determined that it was appropriate to provide Ms. Jones with a pro-rated cash payment for her service in 2023 of $47,178 in lieu of the $105,000 annual equity grant for 2023.

(2)
Amounts in this column represent the aggregate grant date fair value of the RSUs granted during 2023, calculated in accordance with FASB ASC Topic 718 based on the closing price of our common stock on the date of grant, which was $59.73 for RSUs approved by the

22 | PIEDMONT LITHIUM	2024 PROXY STATEMENT

Our Corporate Governance
Leadership and Compensation Committee on March 7, 2023 and approved by stockholders on June 13, 2023. For additional information regarding the assumptions underlying this calculation, please see Note 4 – Stock-Based Compensation to the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2023.
Stock Ownership Guidelines
We require our directors to own significant amounts of our stock. Each non-executive director is required to accumulate stock equal to 5x the cash component of a non-executive director’s annual retainer (excluding any retainers for service on committees of the Board and any retainers for Board and committee leadership). Non-executive directors have five years to meet the requirement measured from April 28, 2022, the date the guidelines were adopted, or, if later, the time they are first retained as directors.
Individual and joint holdings of the Company’s stock with immediate family members count toward fulfilling the guidelines. Until a director holds the requisite number of shares of Company stock, the director may not sell more than 50% of the shares, net of shares sold for tax obligations, acquired from the vesting of stock awards. However, prior to meeting our stock ownership guidelines, a director is permitted to sell, without restriction, shares of Company stock purchased directly or indirectly by the director.
All non-executive directors are either currently in compliance with the guidelines or expected to comply with the guidelines by the end of the five-year grace period.
Indemnification Agreements
We have entered into indemnification agreements with our directors and our executive officers. The indemnification agreements and our Bylaws require us to indemnify these individuals to the fullest extent permitted by Delaware law.
2024 PROXY STATEMENT	PIEDMONT LITHIUM | 23

EXECUTIVE OFFICERS
Biographical and other information regarding our executive officers is set forth below. There are no family relationships among any of our directors and/or executive officers.
Name	Age (as of April 29, 2024)	Position
Keith Phillips	64	President and Chief Executive Officer
Patrick Brindle	47	Executive Vice President and Chief Operating Officer
Bruce Czachor	62	Executive Vice President and Chief Legal Officer and Secretary
Michael White	51	Executive Vice President and Chief Financial Officer
Keith Phillips
Mr. Phillips has served as our President and Chief Executive Officer since July 2017 and as a member of our Board since May 2021. He also served as Chief Executive Officer and a member of the board of our predecessor company prior to the Redomiciliation. Mr. Phillips joined the Company after a 30-year career on Wall Street during which time he worked on strategic and financing transactions representing over $100 billion in aggregate value. He served, most recently, as Senior Advisor with merchant banker, Maxit Capital LP, from September 2015 to June 2017. Prior to Maxit Capital, he led the mining investment banking teams for Merrill Lynch, Bear Stearns, JPMorgan, and Dahlman Rose. Mr. Phillips received an M.B.A. from The University of Chicago and a Bachelor of Commerce from Laurentian University.

Patrick Brindle
Patrick Brindle. Mr. Brindle has served as our Executive Vice President and Chief Operating Officer since March 2022 and previously held the position of Chief Development Officer from May 2021 until March 2022. From January 2018 to May 2021, Mr. Brindle served as our Vice President of Project Management. Prior to joining the Company, from January 2000 to December 2017, he worked in various roles in engineering and management including as Vice President of Engineering with DRA Taggart, LLC, a subsidiary of DRA Global Limited, an engineering firm specialized in project delivery of mining and mineral processing projects globally. Over his career, Mr. Brindle has held various management and senior engineering roles, including multi-year expatriate assignments, and has completed engineering, procurement and construction projects in diverse jurisdictions, including the U.S., Canada, China, Mongolia, Brazil, Russia, and others. Mr. Brindle received a B.S. in Environmental Science and a B.S. in Civil Engineering from Virginia Tech.

24 | PIEDMONT LITHIUM	2024 PROXY STATEMENT

EXECUTIVE OFFICERS
Bruce Czachor
Bruce Czachor. Mr. Czachor has served as our Executive Vice President and Chief Legal Officer and Secretary since August 2021. He joined the Company in December 2018 on a part-time basis as our Vice President and General Counsel and served as legal consultant for most of 2020 before rejoining as our Vice President and General Counsel in December 2020. Mr. Czachor has over 35 years of experience in general corporate matters, corporate governance, capital markets, bank finance, mergers and acquisitions, joint ventures, licensing agreements and commercial transactions, and was previously a partner and associate at Shearman & Sterling LLP from 1988 to 2011 and a partner at Orrick, Herrington & Sutcliffe LLP from 2011 to 2013. Over his career, Mr. Czachor has represented a wide variety of businesses, ranging from Fortune 500 companies to start-ups, and he has extensive experience in the mining, energy and cleantech industries. Mr. Czachor received a J.D. from New York Law School and a B.A. in Political Science from Binghamton University. He is admitted to practice in New York, New Jersey and California.

Michael White
Michael White. Mr. White has served as our Executive Vice President and Chief Financial Officer since May 2021. Prior to joining the Company, from 2018 to 2020, Mr. White served as Vice President, Chief Accounting Officer and Corporate Controller of ChampionX Corp. (Nasdaq: CHX), formerly Apergy Corp., a multibillion-dollar manufacturing, chemicals and services public company, where he was responsible for leading the company’s global accounting and financial reporting. In that role, Mr. White led enterprise-wide transformation of the global controllership function, created sustainable financial reporting with key performance metrics for operational leadership and provided financial leadership related to mergers and acquisition activities, including a successful IPO. Prior to ChampionX, from 2014 to 2018, Mr. White served as Senior Vice President, Chief Accounting Officer and Corporate Controller for Aegion Corp., a global manufacturing company serving the industrial, oil and gas, and water industries. He has held senior financial leadership positions throughout his career with companies primarily in the energy and technology sectors, including roles as Chief Financial Officer of Baker Energy and as a manager in the assurance practice with Ernst & Young LLP. Mr. White received a Bachelor of Business Administration in Accounting and Finance from the University of Houston, C.T. Bauer College of Business and is a Certified Public Accountant.

2024 PROXY STATEMENT	PIEDMONT LITHIUM | 25

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
Introduction
2023 proved to be a year of two halves. The year began with strong lithium prices, and targets were set for Named Executive Officers (“NEOs”) based on the Company’s plan to transition from a lithium developer to a revenue-producing lithium supplier and advance each of the development projects.
The year was marked with several notable achievements as Piedmont executed its inaugural shipments of lithium resources, generated its first revenue, and advanced in the development of all projects within the Company’s global portfolio. Key highlights include:

• Secured long-term customer contracts for NAL offtake.
• Commenced production of spodumene concentrate at NAL in March 2023, which hit record production levels in December 2023 and continues to ramp up toward target production.
• Shipped approximately 43,200 dry metric tons of spodumene concentrate in 2023 under our NAL offtake agreement with Sayona Quebec.
• Generated $39.8 million in revenue and ended the year with $71.7 million in cash and cash equivalents as of December 31, 2023.
• Ghana’s Ministry of Lands and Natural Resources granted a mining lease for our joint-venture project, Ewoyaa, subject to ratification by the Ghanaian Parliament.
• Exercised our option to acquire a 22.5% equity interest, subject to Ghanaian government approvals, in Atlantic Lithium Ghana, which includes Ewoyaa, as part of an earn-in agreement to acquire a 50% equity interest in Atlantic Lithium Ghana, excluding a potential investment by the Minerals Income Investment Fund of Ghana and the Ghanaian government’s free-carried interest.
• Received all material permits required to begin construction of our Tennessee Lithium project and commenced strategic partnering and financing evaluations.
• Partnered with Vinland Lithium to secure an equity interest in the Killick Lithium Project, a long-term hard rock exploration project in Newfoundland, Canada.
Piedmont met significant milestones under the leadership of the NEOs, and as a result, 2023 was transformational for the Company as discussed in the key highlights above. In the second half of the year, lithium prices began to decline sharply, and by the end of December 2023, prices had fallen by 82% from the all-time highs in November 2022. Due to the precipitous decline in lithium prices, management’s focus shifted to managing cash, amending development plans, and delaying capital expenditures. The executive team adapted, and considering the circumstances, achieved many of the critical objectives set forth at the beginning of the year. As such, the Leadership and Compensation Committee assessed and approved a 2023 annual performance bonus payout of 128% for each NEO.
The performance of the executive team provided evidence of the strength of the Company’s business model and resiliency. However, in light of market conditions at the end of 2023, no increases to base salary, target annual cash bonuses, or equity awards were granted to NEOs for 2024 as part of our 2024 cash savings plan. The executive team expects that the lithium market should recover in due course, just as it has done in previous cycles over the past decade, and that the Company is well-positioned for the next upswing.
26 | PIEDMONT LITHIUM	2024 PROXY STATEMENT

EXECUTIVE COMPENSATION
Named Executive Officers
The following discussion describes and analyzes the philosophy, governance structure, policies, arrangements, and decisions determining the pay of Piedmont’s NEOs in 2023. During 2023, our NEOs were:
Name	Position
Keith Phillips	President and Chief Executive Officer
Patrick Brindle	Executive Vice President and Chief Operating Officer
Bruce Czachor	Executive Vice President and Chief Legal Officer
Michael White	Executive Vice President and Chief Financial Officer
Austin Devaney(1)	Former Executive Vice President and Chief Commercial Officer
(1)
On March 29, 2024, Mr. Devaney resigned as Executive Vice President and Chief Commercial Officer. Li7Charged LLC, an entity owned and operated by Mr. Devaney, will serve as a consultant to the Company through March 31, 2025.

Compensation Philosophy
Piedmont fundamentally believes that executive compensation should be highly correlated to Company performance, with a significant portion of total compensation tied to clear and measurable strategic and financial objectives and the creation of long-term stockholder value. We also focus on goals that promote a work environment that puts safety at the forefront, strengthens environmental stewardship, and considers the interests of our employees, communities, customers, partners, and other stakeholders.
Our compensation program is designed to motivate, incentivize, and retain high-performing executive talent in a highly competitive market. A material underpinning of our compensation philosophy includes an annual competitive pay analysis performed with the assistance of an independent compensation consultant and based on peer group benchmarking. Our 2022 competitive pay analysis found that our NEOs were well below the median for total compensation with Messrs. Phillips, Brindle, Czachor, and White’s compensation falling below the 25th percentile. Thus, a compensation strategy was established in 2022 and continued in 2023 to adjust NEO targeted cash compensation closer to, yet below, the peer group median using incremental increases in compensation over time. Additionally, this strategy positions long-term incentives above the median to better align total compensation with stockholder interests. Our goal is to maintain target cash compensation below the peer group median while placing a heavy emphasis on at-risk compensation.
In addition to peer group benchmarking, the program considers individual performance, level of responsibility, and contributions toward the Company’s objectives. Our compensation philosophy is summarized by the following objectives:
Support the Business Strategy
Align our revenue generation and portfolio development strategy with metrics driving short- and long-term pay for NEOs. As a young company without traditional revenue and profitability metrics, we plan to evolve quantitative targets as the organization matures.

Pay for Performance
A significant portion of the total compensation of our NEOs is tied to Company and individual performance, with less pay when goals are not met. Performance-based compensation represents the majority of each NEO’s total compensation, with more than 85% of the CEO’s compensation and more than 75% of other NEOs’ compensation being at-risk.

Provide Market Competitive Pay
The peer group is reviewed and adjusted annually, as needed, to support our pay decision-making process. A median-based pay indicator was established to provide a key reference point for compensation targets. Our goal is to maintain target cash compensation below the peer group median.

Align NEO Interests with Stockholder Interests
Variable, at-risk equity-based compensation represents the majority of total target compensation. These awards include performance stock units with multi-year goals tied to stockholder interests, restricted stock units, and stock options.

Manage Risks
With a mix of equity components and vesting schedules, our NEO compensation program minimizes excessive risk-taking by limiting payouts and awards and allowing for compensation clawback, if appropriate.

2024 PROXY STATEMENT	PIEDMONT LITHIUM | 27

EXECUTIVE COMPENSATION
Below is a summary of best practices that we have implemented and practices that we avoid to support our compensation philosophy for our NEOs.
What We Do	What We Don’t Do
Pay for performance	Reprice or exchange underwater options
Maintain a clawback policy	Grant stock options with a strike price below fair market value
Engage an independent compensation consultant to assist our Leadership and Compensation Committee	Implement policies or practices that are counter to good governance and create risks reasonably likely to have a material adverse effect on the Company
Balance short-term and long-term incentive compensation, with the majority of target total compensation being “at-risk”	Count unearned performance stock units (“PSUs”) or unexercised stock options (vested or unvested) toward satisfaction of stock ownership guidelines
Utilize thorough compensation benchmarking	Provide tax reimbursement, or gross-ups on severance or other payments including perquisites
Defer a majority of variable pay as equity-based awards	Allow hedging, pledging or short selling of company securities
Provide for “double-trigger” severance benefits upon a change in control
Engage with stockholders on governance and compensation
Maintain rigorous stock ownership guidelines
Incorporate a long-term incentive strategy with both performance and tranche mechanisms to discourage excessive taking
28 | PIEDMONT LITHIUM	2024 PROXY STATEMENT

EXECUTIVE COMPENSATION
Elements of 2023 Compensation
The elements of our executive compensation program are summarized below.
Component		Purpose	Performance Metric and Description
Short-Term/Annual	Base Salary	Provides the security of a competitive fixed cash payment	Reviewed annually by the Leadership and Compensation Committee and adjusted based on competitive market practices and individual performance	Fixed
Performance-Based Annual Cash Bonus
Offers variable, performance-based compensation that encourages excellent performance and accountability by tying payouts to the achievement of pre-established annual metrics for individual and overall Company performance
			Fiscal and business objectives aligned to strategic goals and stockholder interests to support operational, commercial, corporate, fiscal, and ESG performance	Variable/At-Risk
Long-Term	Performance Stock Units (50% of the long-term equity award)
Aligns interests of executives with long-term stockholder interests and the equity award with Company performance. Retains executives and motivates them to build stockholder value over the life of the grants

Awards vest in three equal tranches based on our total stockholder return (“TSR”) relative to the TSR of our specified peer group at 0% to 200% of target over one-, two-, and three-year performance periods:
- January 1, 2023 through each of December 31, 2023, 2024, and 2025
- Subject to continued service through the last day of the applicable period

	Time-Based Restricted Stock Units (25% of the long-term equity award)	Provides appropriate balance between at-risk pay and time-vesting awards to retain and motivate executives to build stockholder value over the life of the grants	Time-based RSUs reduce the dilutive impact of our equity incentive program compared to appreciation awards. RSUs vest ratably on each of December 31, 2023, 2024, and 2025
	Premium-Priced Stock Options (25% of the long-term equity award)	Offers longer-term, variable, at-risk compensation that aligns with share-price appreciation. Focuses executives on growth
Appreciation awards that only have value if the stock price increases. Awards cliff vest at the end of the three years on December 31, 2025, and have the longest time horizon of the long-term equity incentive awards

Compensation Decision-Making Process
Leadership and Compensation Committee and the Board
The Leadership and Compensation Committee oversees the Company’s overall compensation philosophy, policies, and programs, and assesses whether the Company’s compensation philosophy establishes appropriate incentives for executive officers. The Leadership and Compensation Committee structures the executive compensation program in accordance with our pay-for-performance compensation philosophy. Details of the Leadership and Compensation Committee’s authority and responsibilities are specified in its charter, which may be accessed on our website at www.piedmontlithium.com/about under “Governance.”
The Leadership and Compensation Committee recommends the CEO’s compensation to the Board. The Board evaluates the CEO’s performance and approves the CEO’s compensation, including the grant of equity awards to the CEO. The CEO may not be present during voting or deliberations on his compensation. Beyond the CEO, the Leadership and Compensation Committee oversees the evaluation of other executive officers, approves the grant of equity awards to other executive officers, and sets the compensation of other executive officers based upon the recommendations of the CEO.
2024 PROXY STATEMENT	PIEDMONT LITHIUM | 29

EXECUTIVE COMPENSATION
Management
The Company’s senior management attend regular meetings of the Leadership and Compensation Committee. The Leadership and Compensation Committee engages in closed-door sessions to finalize executive compensation without senior management’s presence. Similarly, the Board engages in closed-door sessions to finalize CEO compensation. Our CEO provides recommendations pertaining to compensation for NEOs (other than himself) and reports non-NEOs compensation to the Leadership and Compensation Committee to ensure transparency and oversight. Our CEO is generally responsible for decisions on non-officer compensation. Our officers do not participate in the deliberations of the Leadership and Compensation Committee or the Board regarding their own compensation.
Independent Compensation Consultant
The Leadership and Compensation Committee retained Willis Towers Watson (“WTW”) as its independent compensation consultant for the purpose of setting executive compensation for 2023. WTW reports directly to the Leadership and Compensation Committee, and the Leadership and Compensation Committee has the sole authority to retain, terminate, and obtain the advice of WTW. The Leadership and Compensation Committee has worked with WTW to: (i) assess the goals and objectives and components of our executive compensation program; (ii) review considerations, market practices, and trends related to short-term annual incentive plans and long-term equity and other incentive plans; (iii) collect comparative compensation levels for each of our executive officer positions, as needed; and (iv) review our equity compensation strategy.
While the Leadership and Compensation Committee takes into consideration the review and recommendations of WTW when making decisions about our executive compensation program, ultimately, the Leadership and Compensation Committee makes its own independent decisions about compensation matters.
WTW did not provide any services to the Company other than advice to and services for the Leadership and Compensation Committee relating to compensation of executives and non-executive directors. The Leadership and Compensation Committee reviews services provided by its independent compensation consultants on at least an annual basis. After taking into consideration the factors listed in Nasdaq Listing Rule 5605(d)(3)(D), the Leadership and Compensation Committee concluded that there were no conflicts of interest with respect to the engagement of WTW by the Leadership and Compensation Committee.
2023 Compensation Peer Group
In making determinations about executive compensation, the Leadership and Compensation Committee believes that obtaining relevant market data is important because it serves as a reference point for making decisions and provides helpful context. When making decisions about the structure and component mix of our executive compensation program, the Leadership and Compensation Committee takes into consideration the structure and components of, and the amounts paid under, the executive compensation programs of other comparable peer companies, as derived from public filings and other sources.
WTW, at the direction of our Leadership and Compensation Committee, utilized the following business and financial criteria to select our 2023 compensation peer group:
Refinement Process	Criteria
Company Type	Publicly traded U.S. companies Companies listed on major U.S. stock exchanges, headquartered in the U.S., no bankruptcies in the last 3 years, or significant mergers and acquisition activity.
Industry Classifications	Relevant Global Industry Classification Standard (“GICS”) code
	• Aluminum	• Gold
	• Commodity Chemicals	• Metal, Glass, and Plastic Containers
	• Construction Materials	• Oil and Gas Refining and Marketing
	• Diversified Metals and Mining	• Silver
30 | PIEDMONT LITHIUM	2024 PROXY STATEMENT

EXECUTIVE COMPENSATION
Refinement Process	Criteria
	• Electrical Components and Equipment	• Specialty Chemicals
• Fertilizers and Agricultural Chemicals
Company Size
Companies with similar market capitalizations
Focus on companies having a market capitalization of 0.5x to 2.5x as compared to Piedmont’s market capitalization at the time of the group’s selection. When the peer group was formed, Piedmont’s market capitalization was more than $1 billion and was above average in size.

Business Model & Organization Characteristics	Region of operations Comparable ownership structure
Other Considerations	Direct competitors for executive talent, customers, or investors
Based on these criteria and other considerations, such as feedback from WTW and the Company’s management, the Leadership and Compensation Committee and the Board approved the peer group below the (”2023 peer group”) for decisions relating to 2023 executive compensation. The 2023 compensation peer group consisted of the following 24 companies. It was generally consistent with our 2022 peer group but removed Kraton Corporation due to its merger with DL Chemical and Gatos Silver, Inc. due to its major negative reserve recalculation. We added Kaiser Aluminum, Century Aluminum, and SunCoke Energy, Inc. to replace Kraton Corporation and Gatos Silver, Inc. and enhance our 2023 peer group.
AdvanSix Inc.	FuelCell Energy, Inc.	Myers Industries, Inc.
American Vanguard Corporation	FutureFuel Corp.	NovaGold Resources Inc.
Amyris, Inc.	Ingevity Corporation	Rayonier Advanced Materials Inc.
Century Aluminum	Kaiser Aluminum	Seabridge Gold Inc.
Chase Corporation	Koppers Holdings Inc.	SunCoke Energy, Inc.
Clean Energy Fuels Corp.	Lithium Americas Corp.	Tredegar Corporation
Compass Minerals International, Inc.	Livent Corporation	Tronox Holdings plc
Danimer Scientific, Inc.	Minerals Technologies Inc.	United States Lime & Minerals, Inc.
Say-on-Pay and Stockholder Feedback
At the 2023 annual meeting of stockholders, we submitted our executive compensation program for an advisory vote to our stockholders and received the support of approximately 60% of the votes cast on the proposal. In response to this outcome, we made a deliberate effort to increase engagement with stockholders to gather feedback related to key issues and consider changes to the Company’s compensation and governance plans and practices.
Since the 2023 annual meeting, our stockholder outreach efforts have included requesting meetings with institutional investors holding approximately 44% of our outstanding shares. We held calls with investors representing approximately 21% of our outstanding shares. Included among the investors with whom we spoke were holders of more than 60% of the shares that voted “Against” our Say-on-Pay proposal. Notably, each of the conversations included either the Chair of our Leadership and Compensation Committee or the Chair of our Board, with both participating in multiple instances.
During our engagement of stockholders, we discussed stockholder inquiries about previous compensation increases for our NEOs and the metrics used to determine the compensation amounts. The following table describes the two primary topics of feedback related to our compensation program and how we responded:
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EXECUTIVE COMPENSATION
2023 Stockholder Feedback on 2022 Compensation Program
What we heard:	How we responded:
Our annual cash bonus awards lacked specific, quantitative metrics
In 2022, we were a young, non-revenue generating Company. Based on WTW’s analysis of non-revenue generating peers, WTW recommended, and the Leadership and Compensation Committee approved, basing our annual cash bonus compensation model on achieving certain business and project development milestones, which were key to creating stockholder value.

In 2023, the Company continued to mature, including generating our first revenue. As a result, and based on shareholder feedback, the Company moved to a weighted scorecard approach for determining annual cash bonus payouts across four major categories (operations, commercial, finance, and ESG), each with its own set of objectives.

In late 2023, we reviewed our annual cash bonus model and added specific, quantitative financial metrics to our 2024 scorecard as part of our 2024 annual cash bonus plan, given the first revenues achieved in 2023. These targets are aligned to our developing business and include operating expenditures and minimum cash balance metrics.

Certain increases made to NEO compensation were perceived as significant
Analysis of the Company’s NEO compensation practices revealed a substantial gap between our NEO compensation and NEO compensation across our peer group. As a result, the Company adjusted NEO compensation targets toward, yet below, the median, which was deemed necessary and appropriate by the Leadership and Compensation Committee as a method to strengthen NEO retention. With compensation below the peer group median, pay was adjusted according to our compensation philosophy with a heavy emphasis on long-term, variable/at-risk pay that aligns with shareholder interests.

For more information on stockholder feedback, including feedback on corporate governance matters and how we responded, See Stockholder Engagement section on pp 19.
2023 COMPENSATION DECISION HIGHLIGHTS
With feedback from stockholders and our independent compensation consultant, WTW, the Leadership and Compensation Committee and the Board made the following decisions concerning our NEO compensation program in 2023:
•
The target total cash compensation of each NEO was adjusted, as appropriate, to help ensure that this component of compensation remains competitively aligned between the 25th quartile and the median pay indicators first established by our 2022 peer group competitive analysis.

•
A weighted scorecard methodology was implemented under our 2023 annual bonus program to provide greater transparency and disclosure on performance-based annual cash bonus awards, which have specific strategic goals tied to operations, commercial activities, corporate and finance, and ESG.

•
To strengthen the link between executive compensation and stockholder value, our 2023 long-term equity incentive awards were based 25% on time-based RSUs vesting ratably over three years, 25% on premium priced stock options with three-year cliff vesting, and 50% on PSUs that vest based on relative TSR performance over one-, two-, and three-year performance periods.

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EXECUTIVE COMPENSATION
2023 Target Pay Mix
The charts below outline the 2023 target pay mix for Mr. Phillips, our President and Chief Executive Officer, and for the average of such mix for our other NEOs. The Leadership and Compensation Committee seeks to emphasize pay that is “at risk.” For 2023, the target pay for Mr. Phillips was 85% at risk and the average target pay for our other NEOs was 76% at risk.

Base Salary
The purpose of base salary, from the perspective of the Leadership and Compensation Committee, is to compensate our NEOs fairly and competitively with a fixed amount of cash for the jobs they perform. In addition, base salaries are used to recognize the experience, skills, knowledge, and responsibilities required of our NEOs. Accordingly, we seek to ensure that base salary levels are competitive and consistent with industry practices and peers. Base salaries are reviewed annually based on job responsibilities, experience, individual performance, and market competitiveness.
During 2022, the Leadership and Compensation Committee reviewed the base salaries of the executive officers, taking into consideration their qualifications, past performance, and expected future contributions, their ongoing roles and responsibilities, and the challenges facing the Company. In determining base salaries for our NEOs for 2023, the Leadership and Compensation Committee also reviewed compensation information from the 2023 peer group, which indicated that base salaries for our NEOs generally fell below the median. Only the base salary for Piedmont’s Chief Operating Officer, Mr. Brindle, was above the median. Beyond the base salary comparison to the Company’s 2023 peer group, the Leadership and Compensation Committee also considered each NEOs tenure, performance, and contribution in the prior fiscal year. These additional considerations provided the basis for Mr. Brindle’s 2023 base salary being approximately 10% above the median.
2024 PROXY STATEMENT	PIEDMONT LITHIUM | 33

EXECUTIVE COMPENSATION
After considering the foregoing factors and certain additional information, including the roles each of our executive officers played in advancing our strategic objectives, the 2023 base salaries of our NEOs were increased (effective January 1, 2023) from 2022 to 2023 as follows: (i) Mr. Phillips’ base salary increased 25% to $750,000 in 2023 in recognition of his criticality in driving the Company’s strategy and to further align his base salary toward, but below, the median of our 2023 peer group; (ii) Messrs. Brindle, Czachor, and White’s base salaries increased 5.5%, 6.6%, and 6.6% to $475,000, $400,000, and $400,000, respectively in 2023, to align with general market increases and to further align Messrs. Czachor and White’s base salaries toward, but below, the median of our 2023 peer group; and (iii) Mr. Devaney’s base salary increased 33% to $400,000 in 2023 in recognition of his significantly expanded role as Executive Vice President and Chief Commercial Officer and in alignment with the other NEOs.
Performance-Based Annual Cash Bonus
In 2023, the Leadership and Compensation Committee approved a weighted scorecard methodology to award annual cash bonuses to NEOs, which enhances transparency on the determination of annual cash bonuses. This approach links short-term incentives for NEOs to clearly defined Company objectives to create a performance-based compensation opportunity that furthers stockholders’ interests while motivating and challenging our executive talent to achieve strategic priorities.
The 2023 cash bonus scorecard was comprised of four primary strategic goals, each weighted at 25%. Each of these goals contained five separately weighted objectives. As part of the methodology, scorecard completion determines the total payout, which ranges from 0% to 200% of the target annual bonus amount for each NEO. The total payout is calculated based on incremental objectives completed. To receive a payout, the total completion percentage must exceed 50%. Weighted scorecard achievement between 51% and 100% results in a 4% payout per one percentile achieved. The relationship between weighted score card achievement and payout is reflected in the chart below.
	Weighted Scorecard Achievement	Payout
Threshold	0%-50%	0%
Target	75%	100%
Maximum	100%	200%
A description of our 2023 strategic goals, objectives, goal weight, and weighted completion percentage is provided below.
STRATEGIC GOALS	WEIGHT	WEIGHTED COMPLETION PERCENTAGE	2023 OBJECTIVES
Operations Execute operational and safety plans and advance licensing and permitting for lithium projects	25%	21%
• Deploy Safety DNA Program
• Load first shipment of spodumene concentrate from North America Lithium (“NAL”)
• Advance licensure and project studies at Ewoyaa
• Advance permitting and approvals at Carolina Lithium
• Advance permitting and approvals at Tennessee Lithium

Commercial Secure long-term customer contracts and commence customer shipments of lithium resources from NAL	25%	16%
• Commence customer shipments of spodumene concentrate from NAL
• Transition customer agreements to include market-based pricing mechanisms
• Secure offtake agreement for NAL volume that incorporates customer financing
• Secure commercial offtake agreements for Tennessee Lithium
• Expand knowledge base of broader team and industry and deepen relationships throughout the industry

34 | PIEDMONT LITHIUM	2024 PROXY STATEMENT

EXECUTIVE COMPENSATION
STRATEGIC GOALS	WEIGHT	WEIGHTED COMPLETION PERCENTAGE	2023 OBJECTIVES
Finance Secure funding to support the Company's portfolio of projects and drive key corporate initiatives	25%	24%
• Secure corporate and/or project level funding to advance the Company’s 2023 objectives
• Implement operating model for international sales tied to NAL offtake
• Assess, develop, and begin implementing enterprise risk management plan
• Implement systems, processes, and controls to support procure-to-pay and order-to-cash business cycles for spodumene concentrate sales
• Develop and implement quarterly earnings program

ESG Implement ESG action plan for environmentally sustainable projects, healthy communities, and a diverse workforce	25%	21%
• Implement enterprise leadership culture and collaboration across the organization
• Define and implement environmental and community stewardship action plans
• Publish inaugural sustainability report
• Expand Company-wide diversity, equity, and inclusion priorities
• Build out an information technology plan to support/cybersecurity measures and other priorities

2023 SCORECARD COMPLETION		82%
Based on its evaluation, the Leadership and Compensation Committee determined that the NEOs achieved a weighted completion percentage of 82%, which equated to a 128% payout on a 0% to 200% basis as follows: (82% achievement less 50% threshold) multiplied by 4 equaled 128%. The table below reflects the amount earned by each NEO on this basis.
Name	2023 Target Annual Bonus (% of Base Salary)	2023 Target Annual Bonus ($)	2023 Annual Bonus Earned ($)
Keith Phillips	100.0%	750,000	960,000
Patrick Brindle	70.0%	332,500	425,000
Bruce Czachor	62.5%	250,000	320,000
Michael White	62.5%	250,000	320,000
Austin Devaney(1)	62.5%	250,000	320,000
(1)	Mr. Devaney resigned from the Company effective March 29, 2024.
Long-Term Equity Incentive Awards
The Leadership and Compensation Committee utilizes long-term equity incentive awards as a way to place NEO compensation at-risk and directly align the interests and actions of the NEOs with the interests of the Company’s stockholders. Long-term equity incentive awards in 2023 consisted of RSUs (25%), PSUs (50%), and stock options (25%). Our compensation program uses these equity-based awards, the ultimate value of which is contingent on our longer-term performance, to provide NEOs with a direct incentive to seek increased stockholder returns. We believe this aligns the interests and actions of our NEOs with the interests of the Company’s stockholders.
The Leadership and Compensation Committee evaluated the benefits of each type of equity incentive award and the practices of our 2023 compensation peer group in determining the appropriate equity award mix for 2023. To determine the amount of each type of long-term equity incentive provided to each NEO, the Leadership and Compensation Committee generally considered the total long-term incentive award amount for each NEO as a percentage of base salary in comparison to our 2023 compensation peer group practices and market data supplied by WTW.
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EXECUTIVE COMPENSATION
The Leadership and Compensation Committee recommended, and on March 7, 2023 the Board approved, long-term equity incentive awards, with Mr. Phillips’ awards subject to stockholder approval, which was obtained at the 2023 annual stockholder meeting.
Name	Total Target Long-Term Incentive Awards Award Value ($)	PSU Target Value ($)	RSU Value ($)	Stock Option Value ($)
Keith Phillips	3,500,000	1,750,000	875,000	875,000
Patrick Brindle	1,500,000	750,000	375,000	375,000
Bruce Czachor	850,000	425,000	212,500	212,500
Michael White	850,000	425,000	212,500	212,500
Austin Devaney(1)	850,000	425,000	212,500	212,500
(1)	Mr. Devaney resigned from the Company effective March 29, 2024.
2023 PSUs
For 2023, the Leadership and Compensation Committee, based on recommendations from WTW, utilized relative TSR as the performance measure for the 2023 PSUs, which it believes is the most appropriate measure for Piedmont as a development stage company with revenue generation beginning in 2023. The PSUs granted in 2023 reflected a shift in approach from prior years as, historically, we tied PSUs to operational and strategic measures. PSUs based on relative TSR create a direct link between pay and performance by tying the number of earned PSUs to the TSR realized by our stockholders relative to the specified TSR peer group. Awards vest in three equal tranches based on our TSR relative to the TSR of our specified peer group ranging from 0% to 200% of target over one-, two-, and three-year performance periods ending on December 31, 2023, 2024, and 2025.
The number of PSUs that become earned for each one-third tranche is determined by ranking each member of the relative TSR peer group from highest to lowest TSR without inclusion of Piedmont. Piedmont’s TSR is then compared to the TSR peer group to determine the Company’s percentile rank and the resulting payout percentage, as set forth below (with straight-line interpolation for any attained percentile between two of the levels):
Relative TSR Peer Company Percentile Rank	Payout Percentage
≥ 75th Percentile	200%
50th Percentile	100%
25th Percentile	50%
< 25th Percentile	0%
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EXECUTIVE COMPENSATION
The TSR peer group for the 2023 PSUs includes the following companies:
Albermarle Corporation	Livent Corporation
AU Allkem Ltd.(1)	MP Materials Corp.
Argosy Minerals Limited(1)	Nouveau Monde Graphite Inc.
Core Lithium Ltd.(1)	Novonix Ltd.(1)
Critical Elements Lithium Corporation(2)	Pilbara Minerals Ltd.(1)
ioneer Ltd	Sayona Mining Ltd.(1)
Jervois Global Ltd.(1)	Sigma Lithium Corporation
Lake Resources N.L.(1)	Chemical and Mining Company of Chile Inc.
Leo Lithium Ltd.(1)	Standard Lithium Ltd.
Li-Cycle Holdings Corp.	Syrah Resources Ltd.(1)
LionTown Resources Ltd.(1)	Talon Metals Corp.(2)
Lithium Americas Corp.	Vulcan Energy Resources Ltd.(1)
(1)	Primary listing is on the Australian Stock Exchange.
(2)	Primary listing is on the Toronto Stock Exchange.
Performance of Tranche 1 of 2023 PSUs
Following the end of the performance period for the first one-third tranche of the 2023 PSUs, which ended December 31, 2023, the Leadership and Compensation Committee reviewed the Company’s TSR ranking relative to the TSR for each member of the TSR peer group, resulting in a shares payout percentage of 126% of target as a result of the Company’s TSR ranking at the 57th percentile of the TSR peer group.
Grant and Performance of 2023 Operational PSUs
In addition to the annual equity awards described above, the Leadership and Compensation Committee granted an award of PSUs to Mr. Devaney in January 2023 that would become earned on or before December 31, 2023, if we execute one or more binding offtake term sheets for the sale of lithium hydroxide for an aggregate minimum commitment of 10,000 metric tons of lithium hydroxide for a minimum of three years from commencement of production. The performance measure was not achieved on or before December 31, 2023, and as a result, Mr. Devaney’s 2023 operational PSUs were forfeited.
Performance of 2022 Operational PSUs
The 2022 PSUs granted to the NEOs were eligible to vest upon the achievement of corporate milestones prior to December 31, 2024. On August 10, 2023, the Leadership and Compensation Committee determined that the milestone related to the release of a comprehensive announcement of a positive definitive feasibility study of Ewoyaa was achieved, and as such, 25% of the 2022 PSUs vested for each NEO. On August 9, 2023, the Leadership and Compensation Committee determined that the milestone related to the first commercial shipment of spodumene concentrate from NAL was achieved, and as such, 25% of the 2022 PSUs vested for each NEO. The remaining 50% of the 2022 PSUs held by each NEO will remain eligible to vest upon achievement of the remaining milestones prior to December 31, 2024; however, we determined, as of December 31, 2023, that the achievement of the remaining 50% of the 2022 PSUs was remote.
2024 PROXY STATEMENT	PIEDMONT LITHIUM | 37

EXECUTIVE COMPENSATION
Other Compensation and Benefits
The NEOs are eligible to participate in employee benefit plans and programs, including medical plans, dental and vision coverage, short-term and long-term disability insurance, and term life insurance, to the same extent as the Company’s other full-time employees, subject to the terms and eligibility requirements of those plans. The NEOs also are eligible to participate in the Company’s 401(k) defined contribution plan, subject to limits imposed by the Internal Revenue Code, to the same extent as the Company’s other full-time employees.
We provide our NEOs with limited perquisites. In order to attain cost savings versus hotel stays, each of our NEOs, who have principal work locations other than the Company’s headquarters, are provided with a corporate apartment near our headquarters. In addition, our NEOs are eligible for executive health benefits, which include an annual physical. The Company’s CEO and Chief Legal Officer received modest country club memberships in Gaston County, North Carolina. The Company believes it is important for our executives to engage with and support business relationships and learn more about the community and business needs in Gaston County, which the country club memberships facilitate.
We believe the perquisites and personal benefits provided to our NEOs serve a necessary business purpose, and the aggregate incremental cost to the Company is not material to the overall executive compensation program. The perquisites we provide are driven primarily by business necessity and financial considerations of the Company, but also serve to promote a healthy work/life balance and provide opportunities for fostering important business relationships.
Other Practices, Policies, and Guidelines
Stock Ownership Guidelines
To ensure executive and stockholder interests are adequately aligned, we require NEOs to own significant amounts of Piedmont stock, as shown below. The required amounts are set at multiples of base salary. Executives have five years from the time the guidelines were adopted or, if later, the time they are first hired or promoted into a position at the executive vice president level or above to meet the guideline requirement.
The number of shares of Company stock that must be held depends upon the executive officer’s base salary on the date of hire, date of promotion, or the Company’s defined measurement date. Our annual defined measurement date is January 2 (or the next trading date, if such date is not a trading date), date of hire, or date of promotion, whichever is most relevant.
The number of shares of Company stock an executive officer must hold is based on the following table:
Position	Multiple of Base Salary	Status as of 12/31/2023
President and Chief Executive Officer	5x	Met requirement
EVP and Chief Operating Officer	3x	Met requirement
EVP and Chief Financial Officer EVP and Chief Legal Officer	2x	On track to comply
Former EVP and Chief Commercial Officer	2x	Met requirement
Shares owned by the executive officers directly or indirectly (e.g., by a spouse, minor child, or trust) and time-based restricted stock and RSUs are credited towards the stock ownership guidelines. PSUs, other performance-based awards, and stock options (whether vested or unvested) do not count toward stock ownership guidelines.
Until the executive officer holds the requisite number of shares of Company stock, the executive officer may not sell more than 50% of the shares, net of shares sold for applicable withholding taxes, acquired from the settlement of stock awards or from the exercise of stock options. However, prior to meeting stock ownership guidelines, an executive officer is permitted to sell, without restriction, shares of Company stock purchased on the open market.
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EXECUTIVE COMPENSATION
No Hedging, Pledging, or Short Selling
The Company maintains a trading policy that prohibits any hedging, pledging, or short selling (profiting if the market price decreases) of Company securities by any director or employee (including executive officers) whose function and responsibilities provide access to material, non-public information about the Company. The trading policy also prohibits such persons from pledging Company securities as collateral in a margin account with a broker-dealer.
Clawback Policy
In August 2023, we adopted a Compensation Recoupment (Clawback) Policy, which is intended to comply with the requirements of Nasdaq Listing Standard 5608 implementing Rule 10D-1 under the Exchange Act. In the event the Company is required to prepare an accounting restatement of the Company’s financial statements due to material non-compliance with any financial reporting requirement under the federal securities laws, the Company will recover, on a reasonably prompt basis, the excess incentive-based compensation received by any covered executive, including the NEOs, during the prior three fiscal years that exceeds the amount that the executive otherwise would have received had the incentive-based compensation been determined based on the restated financial statements.
Report of the Compensation Committee
The Leadership and Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K. Based on this review and discussion, the Leadership and Compensation Committee recommended to the Board that the foregoing Compensation Discussion and Analysis be included in this Proxy Statement.
This report is provided by the following directors, who serve on the Leadership and Compensation Committee:
Claude Demby (Chair)
Christina Alvord
Michael Bless
2024 PROXY STATEMENT	PIEDMONT LITHIUM | 39

Executive Compensation
SUMMARY COMPENSATION TABLE
The following table presents information regarding the compensation earned by or granted to our NEOs during fiscal year 2023, fiscal year 2022, the six-months ended December 31, 2021 (the “Stub”), and fiscal year 2021.
Name and Principal Position	Fiscal Year	Salary ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)	Total ($)
Keith Phillips President and Chief Executive Officer	2023	750,000	3,538,121	741,571	978,000	51,188(4)	6,058,880
	2022	583,333	525,058	1,482,804	1,200,000	24,655	3,815,850
	Stub	249,999	—	—	650,000	15,640	915,639
	2021	281,250	327,640	300,068	172,500	63,511	1,144,969
Patrick Brindle Executive Vice President and Chief Operating Officer	2023	475,000	1,526,413	347,663	433,580	45,350(5)	2,828,006
	2022	433,333	380,672	1,093,050	500,000	12,200	2,419,255
	Stub	174,999	—	—	300,000	19,256	494,255
	2021	227,500	137,580	126,025	70,900	68,312	630,317
Bruce Czachor Executive Vice President and Chief Legal Officer	2023	400,000	865,247	197,009	326,000	45,831(6)	1,834,087
	2022	370,833	217,557	632,979	375,000	12,200	1,608,569
	Stub	166,666	—	—	300,000	7,354	474,020
	2021	119,967	65,540	342,371	—	4,762	532,640
Michael White Executive Vice President and Chief Financial Officer	2023	400,000	865,247	197,009	326,000	48,502(7)	1,836,758
	2022	370,833	217,557	632,979	375,000	12,200	1,608,569
	Stub	174,999	601,500	—	300,000	22,493	1,098,992
	2021	49,583	137,580	126,025	—	9,571	322,759
Austin Devaney(9) Former Executive Vice President and Chief Commercial Officer	2023	400,000	1,178,047	197,009	326,000	18,927(8)	2,119,983
	2022	293,333	373,234	345,794	200,000	12,200	1,224,561
(1)
Amounts reflected in this column represent the aggregate grant date fair value of: (i) PSUs granted during fiscal years 2023, 2022, and 2021; and (ii) RSUs granted during fiscal years 2023, 2022, and 2021, in each case granted under the 2021 Plan, calculated in accordance with FASB ASC Topic 718. The grant date fair value of the 2023 PSUs for each NEO (other than the grant to Mr. Devaney on January 23, 2023) was determined using a Monte Carlo simulation including the following assumptions: (i) grant date stock price of $61.52; (ii) simulation term of 1 to 3 years; (iii) volatility of 60%; (iv) a dividend yield of 0.00%; and (v) a risk-free investment rate of 4.9%. If maximum performance was assumed, the amount included herein for the 2023 PSUs would have been as follows: $5,492,201 for Mr. Phillips; $2,353,712 for Mr. Brindle; $1,334,060 for Messrs. Czachor and White; and $1,646,860 for Mr. Devaney. PSUs based on relative TSR, as used herein, are referred to as TSR PRAs in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023. The grant date fair value of the PSUs granted to Mr. Devaney on January 23, 2023 and the RSUs granted during fiscal year 2023 was based on the closing stock price on the date of grant, assuming, with respect to the PSUs, achievement of all applicable performance measures.

(2)
Amounts reflected in this column represent the aggregate grant date fair value of stock options granted under the 2021 Plan, calculated in accordance with FASB ASC Topic 718. For additional information regarding the assumptions underlying this calculation, please see Note 4—Stock-Based Compensation to the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2023.

(3)
Amounts reflected in this column represent annual cash bonuses paid to our NEOs for performance in the applicable period. For more information regarding the 2023 annual cash bonuses, see “Compensation Discussion and Analysis—Elements of 2023 Compensation—Annual Cash Bonuses” above. The 2023 annual bonuses for NEOs will be paid quarterly on January 15, April 15, July 15, and October 15, 2024, and each payment (other than the January 15, 2024) includes 5% interest equal to 5% multiplied by a fraction, the numerator of which is the number of days the payment is delayed into 2024 and the denominator of which is 365.

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Executive Compensation
(4)
Amount includes (i) Company 401(k) matching contributions of $13,200, (ii) executive health benefits, (iii) costs associated with a corporate apartment of $24,833, (iv) country club membership dues, and (v) cell phone reimbursement.

(5)	Amount includes (i) Company 401(k) matching contributions $13,200, (ii) executive health benefits, and (iii) costs associated with a corporate apartment of $25,647, and (iv) cell phone reimbursement.
(6)	Amount includes (i) Company 401(k) matching contributions of $13,200, (ii) costs associated with a corporate apartment of $22,185, and (iii) country club membership dues of $10,466.
(7)	Amount includes (i) Company 401(k) matching contributions of $13,200, (ii) executive health benefits, (iii) costs associated with a corporate apartment of $28,704, and (iv) cell phone reimbursement.
(8)	Amount includes (i) Company 401(k) matching contributions of $12,000, (ii) executive health benefits, and (iii) cell phone reimbursement.
(9)
On March 29, 2024, Mr. Devaney resigned as Executive Vice President and Chief Commercial Officer. Li7Charged LLC, an entity owned and operated by Mr. Devaney, will serve as a consultant to the Company through March 31, 2025.

2024 PROXY STATEMENT	PIEDMONT LITHIUM | 41

Executive Compensation
GRANTS OF PLAN-BASED AWARDS TABLE
The following table provides information regarding annual cash incentive awards for 2023 and equity-based incentive awards granted during 2023 to each NEO during fiscal year 2023.
Name	Grant Date	Approval Date	Grant Type	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units(#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards(3)
				Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Keith Phillips				—	750,000	1,500,000	—	—	—	—	—	—	—
	6/13/2023	3/7/2023	PSUs	—	—	—	13,259	26,517(4)	53,034	—	—	—	2,746,101
	6/13/2023	3/7/2023	RSUs	—	—	—	—	—	—	13,260(5)	—	—	792,020
	6/13/2023	3/7/2023	Options	—	—	—	—	—	—	—	29,890(6)	67.50	741,571
Patrick Brindle				—	332,500	665,000	—	—	—	—	—	—	—
	3/7/2023	3/7/2023	PSUs	—	—	—	5,682	11,364(4)	22,728	—	—	—	1,176,856
	3/7/2023	3/7/2023	RSUs	—	—	—	—	—	—	5,682(5)	—	—	349,557
	3/7/2023	3/7/2023	Options	—	—	—	—	—	—	—	12,810(6)	67.50	347,663
Bruce Czachor				—	250,000	500,000	—	—	—	—	—	—	—
	3/7/2023	3/7/2023	PSUs	—	—	—	3,221	6,441(4)	12,882	—	—	—	667,030
	3/7/2023	3/7/2023	RSUs	—	—	—	—	—	—	3,222(5)	—	—	198,217
	3/7/2023	3/7/2023	Options	—	—	—	—	—	—	—	7,259(6)	67.50	197,009
Michael White				—	250,000	500,000	—	—	—	—	—	—	—
	3/7/2023	3/7/2023	PSUs	—	—	—	3,221	6,441(4)	12,882	—	—	—	667,030
	3/7/2023	3/7/2023	RSUs	—	—	—	—	—	—	3,222(5)	—	—	198,217
	3/7/2023	3/7/2023	Options	—	—	—	—	—	—	—	7,259(6)	67.50	197,009
Austin Devaney				—	250,000	500,000	—	—	—	—	—	—	—
	1/23/2023	12/7/2022	PSUs	—	—	—	—	5,000(7)	—	—	—	—	312,800
	3/7/2023	3/7/2023	PSUs	—	—	—	3,221	6,441(4)	12,882	—	—	—	667,030
	3/7/2023	3/7/2023	RSUs	—	—	—	—	—	—	3,222(5)	—	—	198,217
	3/7/2023	3/7/2023	Options	—	—	—	—	—	—	—	7,259(6)	67.50	197,009
(1)
Amounts in these columns represent the target and maximum payouts under the Company’s 2023 annual cash bonus program. There is no threshold payout level. For more information regarding the 2023 annual cash bonuses, see “Compensation Discussion and Analysis” above.

(2)
Amounts in these columns represent the threshold, target and maximum potential payouts under the PSUs, other than with respect to the PSUs granted to Mr. Devaney on January 23, 2023, which do not include a threshold or maximum potential payout.

(3)
Amounts in this column represent the aggregate grant date fair value of RSUs, PSUs and stock options granted during fiscal 2023, calculated in accordance with FASB ASC Topic 718. For additional information regarding the assumptions underlying these calculations, Note 4—Stock-Based Compensation to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and footnotes (1) and (2) to the Summary Compensation Table above.

(4)	Represents PSUs that are eligible to vest based on the Company’s TSR relative to the TSR peer group over the one-, two- and three-year performance periods ending December 31, 2023, 2024, and 2025.
(5)	Represents RSUs which vest ratably on each of December 31, 2023, 2024, 2025.
(6)	Represent stock options which vest and become exercisable on December 31, 2025.
(7)
Represents PSUs that are eligible to vest upon the execution of one or more binding offtake term sheets for the sale of lithium hydroxide for an aggregate minimum commitment of 10,000 metric tons of lithium hydroxide for a minimum of 3 years from commencement of production on or before December 31, 2023. The Performance measure was not achieved on or before December 31, 2023, and as result, Mr. Devaney’s 2023 operational PSUs were forfeited.

42 | PIEDMONT LITHIUM	2024 PROXY STATEMENT

Executive Compensation
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE
The following table sets forth information regarding outstanding stock options, PSUs and RSUs held by our NEOs as of December 31, 2023.
	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Keith Phillips	10,786	—	65.00	5/19/2031	—	—	—	—
	15,116	7,558(2)	55.00	12/31/2031	—	—	—	—
	—	36,276(2)	55.00	12/31/2031	—	—	—	—
	—	29,890(3)	67.50	3/7/2033	—	—	—	—
	—	—	—	—	8,840(4)	294,553	—	—
	—	—	—	—	—	—	5,174(5)	146,062
	—	—	—	—	—	—	35,356(6)	998,100
Patrick Brindle	4,530	—	65.00	5/19/2031	—	—	—	—
	10,580	5,290(2)	55.00	12/31/2031	—	—	—	—
	—	27,207(2)	55.00	12/31/2031	—	—	—	—
	—	12,810(3)	67.50	3/7/2033	—	—	—	—
	—	—	—	—	3,788(4)	106,935	—	—
	—	—	—	—	—	—	3,622(5)	102,249
	—	—	—	—	—	—	15,152(6)	427,741
Bruce Czachor	2,157	—	65.00	5/19/2031	—	—	—	—
	6,046	3,023(2)	55.00	12/31/2031	—	—	—	—
	—	15,871(2)	55.00	12/31/2031	—	—	—	—
	—	7,259(3)	67.50	3/7/2033	—	—	—	—
	—	—	—	—	2,148(4)	60,638	—	—
	—	—	—	—	—	—	2,070(5)	58,436
	—	—	—	—	—	—	8,588(6)	242,439
2024 PROXY STATEMENT	PIEDMONT LITHIUM | 43

Executive Compensation
	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Michael White	4,530	—	65.00	5/19/2031	—	—	—	—
	6,046	3,023(2)	55.00	12/31/2031	—	—	—	—
	—	15,871(2)	55.00	12/31/2031	—	—	—	—
	—	7,259(3)	67.50	3/7/2033	—	—	—	—
	—	—	—	—	3,334(7)	94,119	—	—
	—	—	—	—	2,148(4)	60,638	—	—
	—	—	—	—	—	—	2,070(5)	58,436
	—	—	—	—	—	—	8,588(6)	242,439
Austin Devaney	2,157	—	65.00	5/19/2031	—	—	—	—
	3,024	1,512(2)	55.00	12/31/2031	—	—	—	—
	—	9,069(2)	55.00	12/31/2031	—	—	—	—
	—	7,259(3)	67.50	3/7/2033	—	—	—	—
	—	—	—	—	2,148(4)	60,638	—	—
	—	—	—	—	—	—	1,036(5)	29,246
	—	—	—	—	—	—	8,588(6)	242,439
(1)
Amounts in these columns reflect the value of outstanding PSUs and RSUs as of December 31, 2023 and are based on a per share price of $28.23 as of December 29, 2023, which was the closing price of our common stock on the last trading day in 2023.

(2)	These stock options vest on December 31, 2024, subject to the NEO’s continued service with the Company.
(3)	These stock options vest on December 31, 2025, subject to the NEO’s continued service with the Company.
(4)	These RSUs vest as to 50% on each of December 31, 2024 and December 31, 2025, subject to the NEO’s continued service with the Company.
(5)
These 2022 operational PSUs are eligible to vest as to 50% upon achievement of each of the following milestones prior to December 31, 2024, subject to the NEO’s continued service with the Company: (i) a documented decision by the Board authorizing a full notice to proceed with the Carolina Lithium project and (ii) a documented decision by the Board authorizing a full notice to proceed with Tennessee Lithium.

(6)
These 2023 PSUs are eligible to become earned at 0% to 200% of target in equal tranches based on the Company’s TSR performance relative to the TSR peer group during the two-and three-year performance periods ending December 31, 2024 and 2025. In accordance with SEC requirements, the amounts reported herein reflect maximum performance levels.

(7)	These RSUs vest on of December 31, 2024, subject to the NEO’s continued service with the Company.
44 | PIEDMONT LITHIUM	2024 PROXY STATEMENT

Executive Compensation
OPTION EXERCISES AND STOCK VESTED TABLE
The following table sets forth information on stock options exercised by our NEOs during fiscal year 2023 and RSUs and PSUs held by our NEOs that vested during fiscal year 2023.
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Keith Phillips	—	—	22,513	724,638
Patrick Brindle	—	—	11,037	373,945
Bruce Czachor	2,000	27,740	6,206	210,841
Michael White	—	—	9,930	418,659
Austin Devaney	—	—	5,172	163,845
(1)
The value realized upon exercise of stock options is determined based on the difference between the closing price of the Company’s common stock on the applicable exercise date and the exercise price of the stock options that were exercised.

(2)	The value realized on vesting of RSUs and PSUs is determined based on the closing price of the Company’s common stock on the applicable vesting date.
PENSION BENEFITS AND NONQUALIFIED DEFERRED COMPENSATION
We do not maintain any defined benefit pension plans or any nonqualified deferred compensation plans.
2024 PROXY STATEMENT	PIEDMONT LITHIUM | 45

Executive Compensation
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
Employment Agreements
We have entered into at-will employment agreements with each of our NEOs in connection with our Redomiciliation in 2021 (or, for Mr. Devaney, in connection with his promotion in December 2022). Each of the employment agreements provides for the following severance and other benefits upon the NEO’s termination by the Company without “cause” or resignation by the NEO for “good reason” (collectively, a “Covered Termination”), with certain enhanced severance benefits in the event such Covered Termination occurs within three months prior to or within 12 months following a change in control (a “CIC Covered Termination”).
Mr. Phillips Severance Benefits
Covered Termination	CIC Covered Termination

• Lump sum severance equal to 24 months of base salary
• Company-paid COBRA continuation coverage for 24 months
• Accelerated vesting of unvested equity awards (with performance-based awards vesting at target)

• Lump sum severance equal to 2.5x the sum of base salary plus target annual bonus
• Pro-rata target annual bonus for the year of termination
• Earned but unpaid annual bonus for the prior year
• Company-paid COBRA continuation coverage for 30 months
• Accelerated vesting of unvested equity awards (with performance-based awards vesting at target)

Mr. White Severance Benefits
Covered Termination	CIC Covered Termination

• Lump sum severance equal to 12 months of base salary
• Pro-rata annual bonus for the year of termination based on actual performance
• Earned but unpaid annual bonus for the prior year
• Company-paid COBRA continuation coverage for 12 months
• Accelerated vesting of unvested equity awards (with performance-based awards vesting at target)

• Lump sum severance equal to 2.0x the sum of base salary plus target annual bonus
• Pro-rata target annual bonus for the year of termination
• Earned but unpaid annual bonus for the prior year
• Company-paid COBRA continuation coverage for 12 months
• Accelerated vesting of unvested equity awards (with performance-based awards vesting at the greater of actual performance or target).

Messrs. Brindle, Czachor and Devaney Severance Benefits
Covered Termination	CIC Covered Termination

• Lump sum severance equal to 12 months of base salary
• Company-paid COBRA continuation coverage for 12 months
• Accelerated vesting of unvested equity awards (with performance-based awards vesting at target)

• Lump sum severance equal to 2.0x the sum of base salary plus target annual bonus
• Pro-rata annual bonus for the year of termination based on actual performance
• Earned but unpaid annual bonus for the prior year
• Company-paid COBRA continuation coverage for 12 months
• Accelerated vesting of unvested equity awards (with performance-based awards vesting at target)

Equity Awards
In addition to the equity award acceleration provisions in his employment agreement, Mr. Phillips is also entitled to continued vesting of his 2022 stock options if his employment terminates due to “retirement,” which, for purposes of his 2022 stock option awards, is defined as his voluntary separation from employment after attaining the age of 63. Mr. Phillips attained the age of 63 as of March 28, 2023, and thus, would have been entitled to such continued vesting had he retired on or after that date.
46 | PIEDMONT LITHIUM	2024 PROXY STATEMENT

Executive Compensation
The award agreements for the stock options, RSUs and PSUs granted in 2023 also provide for pro-rata vesting upon the NEO’s death, disability or retirement, with any performance conditions deemed satisfied at target. For purposes of these awards, “retirement” is defined as (i) age 63 with six years of service if retirement occurs in 2023, (ii) age 61 with seven years of service if retirement occurs in 2024, and (iii) age 59 with eight years of service if retirement occurs in 2025. Mr. Phillips was retirement-eligible with respect to these awards as of December 31, 2023; however, no additional portion of the award would have vested upon a retirement on December 31, 2023. In addition, if an NEO was age 62 with five years of service as of the applicable grant date, then any termination (other than a termination for “cause”) that occurs during 2025 will result in full acceleration. Based on each NEO’s age and years of service as of the grant date, only Mr. Phillips is eligible for such full acceleration.
Quantification of Potential Payments
The following table sets forth potential payments payable to our NEOs upon certain terminations of employment or other events, assuming such events occurred on December 31, 2023. These amounts are estimates, and the actual amounts to be paid can only be determined at the time of such NEO’s separation from the Company. The amounts shown in the table below do not include potential payments related to accrued vacation, vested amounts payable under the Company’s 401(k) plan, accrued but unpaid bonus or base salary, benefits under the Company’s disability benefit program or life insurance policies, or compensation recognized upon exercise of vested options as disclosed in the Outstanding Equity Awards table above.
Name	Benefits	Covered Termination ($)(1)	Retirement ($)	Change in Control with No Covered Termination ($)	CIC Covered Termination ($)(2)
Keith Phillips	Cash severance	1,500,000	—	—	3,750,000
	Pro-rata annual bonus	—	—	—	750,000
	Company-paid COBRA(3)	55,457	—	—	69,321
	Accelerated equity awards(4)	894,665	—	—	894,665
Patrick Brindle	Cash severance	475,000	—	—	1,615,000
	Pro-rata annual bonus	—	—	—	665,000
	Company-paid COBRA(3)	28,641	—	—	28,641
	Accelerated equity awards(4)	423,055	—	—	423,055
Bruce Czachor	Cash severance	400,000	—	—	1,300,000
	Pro-rata annual bonus	—	—	—	500,000
	Company-paid COBRA(3)	584	—	—	584
	Accelerated equity awards(4)	240,294	—	—	240,294
Michael White	Cash severance	400,000	—	—	1,300,000
	Pro-rata annual bonus	250,000	—	—	250,000
	Company-paid COBRA(3)	27,728	—	—	27,728
	Accelerated equity awards(4)	334,413	—	—	334,413
Austin Devaney	Cash severance	400,000	—	—	1,300,000
	Pro-rata annual bonus	—	—	—	500,000
	Company-paid COBRA(3)	27,498	—	—	27,498
	Accelerated equity awards(4)	211,104	—	—	211,104
(1)	A Covered Termination includes a termination by the Company without cause or a resignation by the NEO for good reason.
(2)	Amounts include benefits that become payable or accelerated vesting of equity upon a change in control without a Covered Termination.
(3)	Amounts reflect Company-paid healthcare benefit premiums for 2023 and are based on each NEO’s elections as of December 31, 2023.
2024 PROXY STATEMENT	PIEDMONT LITHIUM | 47

Executive Compensation
(4)
Amounts reflect the intrinsic value of stock options, RSUs and PSUs (assuming target performance) that would accelerate on the applicable event based on a per share price of $28.23 which was the closing price of our common stock on December 29, 2023. No value is included with respect to stock options that have an exercise price that is greater than $28.23.

Mr. Devaney’s Transition to Senior Commercial Advisor
In accordance with the terms of his employment agreement, Mr. Devaney resigned for “good reason” with an effective date of March 29, 2024. In connection with his resignation, Mr. Devaney and the Company entered into a separation agreement and general release of claims on April 2, 2024. In consideration for a fulsome release of claims in favor of the Company and its affiliates, the separation agreement provides for separation payments and benefits as set forth under Mr. Devaney’s employment agreement upon a Covered Termination as well as payment of the remaining installments of Mr. Devaney’s 2023 earned but unpaid annual bonus. Mr. Devaney’s employment agreement contains a non-compete provision and was filed with the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.
Effective April 1, 2024, the Company and Li7Charged LLC, an entity owned and operated by Mr. Devaney, entered into a consulting agreement pursuant to which Li7Charged LLC will provide services relating to the development and implementation of commercial strategies through March 31, 2025, including logistics planning and execution, customer relationship management and pipeline development, and advisory services regarding trends and developments in the lithium industry. The term of the consulting agreement may be terminated earlier by either party or may be extended by mutual agreement of the parties. Under the consulting agreement, Li7Charged LLC will receive consulting fees of $10,000 per month.
48 | PIEDMONT LITHIUM	2024 PROXY STATEMENT

Executive Compensation
CEO PAY RATIO
We are required to provide the following information with respect to the year ended December 31, 2023:
•	Annual total compensation of the individual identified as the median compensated employee of the Company (other than Mr. Phillips, our CEO) was $202,043; and
•	Annual total compensation of Mr. Phillips, our CEO, was $6,058,880.
Based on this information, the ratio of the annual total compensation of our CEO to our median compensated employee for fiscal year 2023 was 30 to 1. Mr. Phillips’ annual total compensation, for purposes of calculating this pay ratio, is as reported in the Summary Compensation Table, and the annual total compensation of our median employee was calculated in the same manner as we calculate the compensation of our NEOs for the Summary Compensation Table.
To identify the median compensated employee, we used cash compensation consisting of annual base salary, annual bonus, and equity compensation valued as of the grant date. We annualized the base salary for anyone hired during the year. As of December 31, 2023, we had 63 employees, all of whom were located in the United States, with the exception of two employees located in Canada.
This pay ratio is a reasonable estimate based on our payroll and employment records, and the methodology described was calculated in a manner consistent with SEC rules. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s total annual compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. As a result, the pay ratio reported by other companies may not be comparable to the pay ratio reported above as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates, and assumptions in calculating their own pay ratios.
PAY VERSUS PERFORMANCE TABLE
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive “compensation actually paid” and certain financial performance of the Company. For further information concerning the Company’s pay for performance philosophy and how the Company aligns executive compensation with the Company’s performance, see “Compensation Discussion and Analysis” above.
					Value of Initial Fixed $100 Investment Based On:(5)
Year	Summary Compensation Table Total for PEO ($)(1)	Compensation Actually Paid to PEO ($)(2)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(3)	Average Compensation Actually Paid to Non-PEO NEOs ($)(4)	Total Shareholder Return ($)	Peer Group Total Shareholder Return ($)(6)	Net Loss ($)(7)	Relative Total Shareholder Return Percentile(8)(9)
2023	6,058,880	3,487,373	2,154,709	1,333,056	489.25	164.74	(21,777,300)	57th
2022	3,815,850	2,674,430	1,715,239	1,132,852	762.91	187.64	(12,974,674)	46th
Stub	915,639	248,949	637,959	236,959	909.19	267.77	(21,348,355)	Zero
2021	1,144,969	5,513,966	520,701	5,119,547	1,354.59	229.38	(19,993,848)	90th
(1)
Amounts reflected in this column represent the amounts reported for Mr. Phillips, the Company’s CEO, who is also the Company’s Principal Executive Officer (PEO), for each of the corresponding fiscal periods in the “Total” column of our Summary Compensation Table. See “Executive Compensation—Summary Compensation Table” above.

2024 PROXY STATEMENT	PIEDMONT LITHIUM | 49

Executive Compensation
(2)
Amounts reflected in this column represent the amount of “compensation actually paid” to Mr. Phillips, as computed in accordance with Item 402(v) of Regulation S-K and do not reflect the total compensation actually realized or received by Mr. Phillips. In accordance with these rules, the amount for 2023 reflects total compensation as set forth in the Summary Compensation Table for 2023, adjusted as shown below. Equity values are calculated in accordance with FASB ASC Topic 718, and the valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.

Keith Phillips	2023 ($)
Summary Compensation Table Total	6,058,880
Less, value of “Stock Awards” and “Option Awards” reported in Summary Compensation Table	(4,279,692)
Plus, year-end fair value of outstanding and unvested equity awards granted during the year	1,293,180
Plus, fair value as of vesting date of equity awards granted and vested during the year	439,174
Less, year-over-year change in fair value of outstanding and unvested equity awards granted in prior years	(222,582)
Plus, year-over-year change in fair value of equity awards granted in prior years that vested in the year	198,413
Compensation Actually Paid to Mr. Phillips	3,487,373
(3)
Amounts reflected in this column represent the average amounts reported for the Company’s named executive officers (NEOs) as a group (excluding Mr. Phillips) for each of the corresponding fiscal periods in the “Total” column of our Summary Compensation Table. See “Executive Compensation—Summary Compensation Table” above. The names of each of the NEOs included for these purposes in each applicable year are as follows: (i) for 2023 and 2022: Messrs. Brindle, Czachor, White and Devaney; (ii) for the Stub: Messrs. Brindle, Czachor and White and Mr. David Klanecky (former EVP and Chief Operating Officer), and (iii) for 2021: Mr. Brindle and Mr. Lamont Leatherman, Chief Geologist.

(4)
Amounts reflected in this column represent the average amount of “compensation actually paid” to the NEOs as a group (excluding Mr. Phillips), as computed in accordance with Item 402(v) of Regulation S-K. In accordance with these rules, these amounts reflect total compensation as set forth in the Summary Compensation Table for each year, adjusted as shown below. Equity values are calculated in accordance with FASB ASC Topic 718, and the valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of the grant.

Average Non-PEO NEOs	2023 ($)
Summary Compensation Table Total	2,154,709
Less, average value of “Stock Awards” and “Option Awards” reported in Summary Compensation Table	(1,343,411)
Plus, average year-end fair value of outstanding and unvested equity awards granted in the year	374,142
Plus, average fair value as of vesting date of equity awards granted and vested in the year	127,067
Less, average year-over-year change in fair value of outstanding and unvested equity awards granted in prior years	(84,404)
Plus, average year-over-year change in fair value of equity awards granted in prior years that vested in the year	104,953
Average Compensation Actually Paid to Non-PEO NEOs	1,333,056
(5)
Total shareholder return (TSR) is calculated by dividing (a) the sum of (i) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and (ii) the difference between the Company’s share price at the end of each fiscal year shown and the beginning of the measurement period, by (b) the Company’s share price at the beginning of the measurement period. The beginning of the measurement period for each year in the table is June 30, 2020.

(6)	The peer group used for this purpose is the following published industry index: Global X Lithium & Battery Tech ETF (“LIT”).
(7)	Amounts in this column represent the amount of net loss reflected in the Company’s audited financial statements for the applicable fiscal year.
50 | PIEDMONT LITHIUM	2024 PROXY STATEMENT

Executive Compensation
(8)
Amounts in this column represent the Company’s percentile ranking amongst the members of its TSR peer group based on the Company’s one-year relative TSR during the applicable year. For more information regarding the Company’s TSR peer group, see page 37.

(9)
Leo Lithium Limited commenced public trading in June 2022. As a result, Leo Lithium Limited is not included in the relative total shareholder return analysis for 2021, the Stub, and 2022 due to insufficient return data for the periods. Li-Cycle Corp. commenced public trading in November 2020. As a result, Li-Cycle Corp. is not included in the relative total shareholder return analysis for 2021 due to insufficient return data for the period. MP Materials Corp. commenced public trading in June 2020. As a result, MP Materials Corp. is not included in the relative total shareholder return analysis for 2021 due to insufficient return data for the period.

Description of Certain Relationships Between Information Presented in the Pay Versus Performance Table
As described in more detail in the “Compensation Discussion and Analysis” section, the Company’s executive compensation program reflects a variable, at-risk pay-for-performance philosophy. While the Company utilizes several performance measures to align executive compensation with Company performance, all of those Company measures are not presented in the Pay Versus Performance Table. In addition, the Stub period reflects financial and stock price performance and compensation actually paid for only a six-month period and thus may not be comparable to the full fiscal-year periods otherwise reflected. In accordance with SEC rules, the Company is providing the following descriptions of the relationships between information presented in the Pay Versus Performance Table beginning June 30, 2020, which is the last fiscal year end prior to our Redomiciliation.

2024 PROXY STATEMENT	PIEDMONT LITHIUM | 51

Executive Compensation

FINANCIAL PERFORMANCE MEASURE
The metrics that the Company uses for both our annual and long-term awards are selected based on an objective of incentivizing our NEOs to increase the value of our enterprise for our stockholders. The most important financial performance measure used by the Company to link compensation actually paid to the Company’s NEOs for 2023 to the Company’s performance is relative total shareholder return.
52 | PIEDMONT LITHIUM	2024 PROXY STATEMENT

CERTAIN INFORMATION ABOUT OUR COMMON STOCK
Security Ownership of Certain Beneficial Owners and Management
As of March 31, 2024, we had 19,365,198 shares of our common stock outstanding. Based on information known to us as of March 31, 2024, 15,382,544 shares of our common stock were held in the U.S. by 255 holders of record and 3,982,654 shares of our common stock were held in Australia in the form of Chess Depository Interests by 389 holders of record. Unless otherwise noted, the mailing address of each listed beneficial owner is c/o Piedmont Lithium Inc., 42 E Catawba Street, Belmont, North Carolina 28012.
The following table lists, as of March 31, 2024, the number of shares of our common stock beneficially owned by each stockholder or group of stockholders known by us to be the beneficial owner of more than 5% of our outstanding common stock, each of our directors and director nominees, our named executive officers and our current executive officers and directors, as a group. Beneficial ownership is calculated based on 19,365,198 shares outstanding as of March 31, 2024, and amounts representing less than 1% are denoted with an asterisk (*). To our knowledge and subject to applicable community property rules, and unless otherwise indicated, each person or entity has sole voting and investment power (or shares such power with his or her spouse, as applicable) with respect to the shares set forth in the following table.
	Shares Beneficially Owned(1)
	Number	Percentage
Greater than 5% Holders:
Entities affiliated with State Street Corporation(2)	1,816,088	9.38%
Entities affiliated with BlackRock Inc.(3)	1,474,929	7.62%
LG Chem, Ltd.(4)	1,096,535	5.66%
Entities affiliated with The Vanguard Group(5)	1,052,335	5.43%
Named Executive Officers and Directors:
Keith Phillips(6)	165,183	*
Patrick Brindle(7)	58,131	*
Bruce Czachor(8)	22,901	*
Michael White(9)	25,216	*
Austin Devaney(10)	56,272	*
Jeff Armstrong	36,848	*
Christina Alvord	1,591	*
Jorge Beristain	34,697	*
Michael Bless	3,341	*
Claude Demby	3,455	*
Dawne Hickton	—	—
All current executive officers and directors as a group (10 persons)(11)	351,363	1.81%
(1)
Beneficial ownership is determined according to the rules of the SEC and, generally, a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power of that security, including options that are currently exercisable or exercisable within 60 days of March 31, 2024, and RSUs and PSUs that are scheduled to settle in stock within 60 days of March 31, 2024. Shares of our common stock, subject to stock options currently exercisable or exercisable within 60 days of March 31, 2024, and RSUs and PSUs that are scheduled to settle in stock within 60 days of March 31, 2024, are deemed to be outstanding for computing the percentage ownership of the person holding these stock options, RSUs and/or PSUs and the percentage ownership of any group of which the holder is a member but are not deemed outstanding for computing the percentage of any other person.

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Certain Information about Our Common Stock
(2)
Based on a Schedule 13G/A filed by entities affiliated with State Street Corporation (“State Street”) on January 25, 2024. State Street holds (i) shared voting power with respect to 1,764,521 shares and (ii) shared dispositive power with respect to 1,816,088 shares. SSGA Funds Management, Inc., as investment advisor, holds (i) shared voting power with respect to 1,446,350 shares and (ii) shared dispositive power with respect to 1,449,450 shares. The address of the entities above is State Street Financial Center, 1 Congress Street, Suite 1, Boston, MA 02114-2016.

(3)
Based on a Schedule 13G filed by BlackRock, Inc. (“BlackRock”) with the SEC on January 26, 2024. BlackRock holds (i) sole voting power with respect to 1,441,901 shares and (ii) sole dispositive power with respect to 1,474,929 shares. The address of BlackRock is 50 Hudson Yards, New York, NY 10001.

(4)
Based on a Schedule 13G filed by LG Chem, Ltd. (“LGC”) with the SEC on March 1, 2023. LGC holds (i) sole voting power with respect to 1,096,535 shares and (ii) sole dispositive power with respect to 1,096,535 shares. The address of LGC is LG Twin Towers, 128, Yeoui-daero, Yeongdeungpo-gu, Seoul 07336 Republic of Korea.

(5)
Based on a Schedule 13G/A filed by The Vanguard Group (“Vanguard”) with the SEC on February 13, 2024. Consists of (i) 232,542 CDIs (each CDI share held represents 0.01 of a share of common stock) and (ii) 1,050,010 shares of common stock. Vanguard holds (i) shared voting power with respect to 19,284 shares, (ii) sole dispositive power with respect to 1,014,899 shares and (iii) shared dispositive power with respect to 37,436 shares. The address of Vanguard is 100 Vanguard Blvd., Malvern, PA 19355.

(6)	Consists of 139,281 shares of common stock and 25,902 shares underlying options exercisable within 60 days of March 31, 2024.
(7)	Consists of 43,021 shares of common stock and 15,110 shares underlying options exercisable within 60 days of March 31, 2024.
(8)	Consists of 14,698 shares of common stock and 8,203 shares underlying options exercisable within 60 days of March 31, 2024.
(9)	Consists of 11,306 shares of common stock and 13,910 shares underlying options exercisable with 60 days of March 31, 2024.
(10)	Mr. Devaney resigned from the Company effective March 29, 2024. Consists of 33,251 shares of common stock and 23,021 shares underlying options exercisable within 60 days of March 31, 2024.
(11)	Includes shares underlying options exercisable within 60 days of March 31, 2024 listed above in footnotes 6 through 9.
Securities Authorized for Issuance Under Equity Compensation Plans
The table below sets forth information with respect to compensation plans under which equity securities of the Company are authorized for issuance as of December 31, 2023.
Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights (#)(1) (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights ($)(2) (b)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (#) (c)
Equity compensation plans approved by security holders(3)	460,593	58.99	2,188,648
Equity compensation plans not approved by security holders	—	—	—
Total	460,593	58.99	2,188,648
(1)	Reflects outstanding stock options, RSUs and PSUs (assuming target performance) as of December 31, 2023.
(2)	The weighted average exercise price does not include outstanding RSUs or PSUs, which have no exercise price.
(3)	Reflects information regarding the 2021 Plan, which was approved by the Company’s stockholders prior to its Redomiciliation.
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RELATED PERSON TRANSACTIONS
Related Person Transactions Policy
We have adopted a written Related Person Transactions policy that sets forth our procedures for the identification, review, consideration and approval or ratification of interested transactions. For purposes of our policy, an interested transaction is any transaction, arrangement or relationship or series of similar transactions, arrangements or relationships (including any indebtedness or guarantee of indebtedness) in which (i) the aggregate amount involved exceeds or is expected to exceed the lesser of $120,000 or one percent of the average of the Company’s total assets at year-end for the last two completed fiscal years (including any periodic payments or installments due on or after the beginning of the Company’s last completed fiscal year and, in the case of indebtedness, the largest amount expected to be outstanding and the amount of annual interest thereon), (ii) the Company or any of its subsidiaries is a participant and (iii) any related person has or will have a direct or indirect interest. A related person is any (i) person who is or was (since the beginning of the Company’s last completed fiscal year, even if they do not presently serve in that role) an executive officer, director or nominee for election as a director, (ii) greater than 5% beneficial owner of the Company’s common stock or (iii) immediate family member of any of the foregoing. Transactions involving compensation for services provided to us as an employee or director, among other limited exceptions, are deemed to have standing pre-approval by the Audit Committee but may be specifically reviewed if appropriate in light of the facts and circumstances.
Under the policy, if a transaction has been identified as an interested transaction, our management must present information regarding the interested transaction to our Audit Committee for review, consideration, and approval or ratification. We will collect information that we deem reasonably necessary from each director, executive officer, and, to the extent feasible, significant stockholder to enable us to identify any existing or potential interested transaction and to effectuate the terms of the policy. In addition, under our Code of Business Conduct and Ethics, our directors, officers and employees have an affirmative responsibility to disclose any transaction or relationship that gives rise to an actual or potential conflict of interest. In considering interested transactions, our Audit Committee will take into account, among other factors it deems appropriate, whether the interested transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction.
The foregoing policies and procedures were followed with respect to the transaction described below.
Related Person Transactions
The following is a summary of each transaction or series of similar transactions since January 1, 2023, or any currently proposed transaction, to which we were or are a party in which: (i) the amount involved exceeds $120,000; and (ii) any related person (including our directors, executive officers, beneficial owners of more than 5% of our common stock, and any members of their immediate family) had or will have a direct or indirect material interest, other than compensation and other arrangements that are described under the section titled “Executive Compensation” or that were approved by our Compensation Committee.
Beneficial ownership of securities is determined in accordance with the rules of the SEC.
Subscription Agreement with LG Chem, Ltd
On February 16, 2023, we entered into a Subscription Agreement (the “Subscription Agreement”) with LG Chem, Ltd. (“LGC”). Pursuant to the Subscription Agreement, we sold to LGC 1,096,535 shares of our common stock at a price of $68.40 per share and in conjunction with a multi-year spodumene concentrate offtake agreement. Total proceeds were approximately $75 million. LGC became, upon the completion of the Subscription Agreement, a beneficial holder of more than 5% of our common stock.
2024 PROXY STATEMENT	PIEDMONT LITHIUM | 55

PROPOSAL 1:
ELECTION OF DIRECTORS
At the Annual Meeting, stockholders will vote on the election of the three Class I director nominees named in this Proxy Statement, each to serve for a three-year term until the 2027 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. Our Board has unanimously nominated each of Mr. Keith Phillips, Mr. Michael Bless, and Ms. Dawne Hickton for election to our Board as Class I directors. The director nominees have indicated that they are willing and able to serve as directors. However, if any of the director nominees becomes unable or, for good cause, unwilling to serve, proxies may be voted for the election of such other person as shall be designated by our Board, or the Board may decrease the size of the Board.
As indicated in the Proxy Statement, ASX has granted a waiver from Listing Rule 14.2.1 to permit the Company not to provide an option for stockholders and CDI holders to vote against an item to elect a Director. Stockholders and CDI holders may vote “For” or “Withhold” on Proposal 1. For biographical and other information regarding our director nominees, including the primary skills and experiences considered by our Nominating and Corporate Governance Committee and the Board in determining to recommend them as nominees, please see the section titled “Information Regarding our Class I Director Nominees and Continuing Directors” above.
FOR	THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE CLASS I DIRECTOR NOMINEES SET FORTH ABOVE.
56 | PIEDMONT LITHIUM	2024 PROXY STATEMENT

PROPOSAL 2:
RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITOR FOR 2024
The Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of our independent registered public accounting firm. In accordance with its charter, the Audit Committee evaluates the independent registered public accounting firm’s qualifications, performance and independence at least annually.
Our Audit Committee has appointed PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for the year ending December 31, 2024. In this Proposal 2, we are asking stockholders to vote to ratify this appointment. Representatives of PwC are expected to be present at the Annual Meeting. They will have the opportunity to make a statement, if they desire to do so, and are expected to be available to respond to appropriate questions from stockholders. Representatives of Deloitte & Touche LLP (“Deloitte”), our former independent registered public accounting firm, are not expected to attend the Annual Meeting.
Stockholder ratification of the appointment of PwC as the Company’s independent registered public accounting firm is not required by law or our Bylaws. However, we are seeking stockholder ratification as a matter of good corporate practice. If our stockholders fail to ratify the appointment, the Audit Committee will reconsider its selection. Even if the appointment is ratified, the committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.
Principal Accountant Fees and Services
Deloitte served as our independent registered public accounting firm from 2021 through March 9, 2024. The following table summarizes the fees for professional services rendered by Deloitte for fiscal years 2023 and 2022. All services associated with such fees were pre-approved by the Audit Committee, in accordance with the “Pre-Approval Policies and Procedures” described below.
	Fiscal 2023	Fiscal 2022
Fee Category	Deloitte	Deloitte
Audit Fees(1)	$972,935	$561,699
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees(2)	$1,895	—
Total Fees	$974,830	$561,699
(1)
Audit Fees are fees billed, or expected to be billed, by Deloitte for professional services for the financial statement audits, including the audit of the internal control over financial reporting of Piedmont Lithium and its subsidiaries included in our annual reports on Form 10-K, reviews of financial statements included in our quarterly reports on Form 10-Q, and services associated with securities filings, such as comfort letters and consents.

(2)	Other Fees are fees billed by Deloitte for access to Deloitte research tools and subscription services.
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PROPOSAL TWO: Ratification of the Appointment of the Independent Auditor
Pre-Approval Policies and Procedures
The Audit Committee has adopted policies and procedures for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm. Pre-approval of an audit or non-audit service may be given as a general pre-approval, as part of the Audit Committee’s approval of the scope of the engagement of our independent registered public accounting firm, or on an individual basis. Any proposed services exceeding general pre-approved levels also require specific pre-approval by our Audit Committee.
Recent Changes in Independent Registered Public Accounting Firm
Dismissal of Deloitte & Touche LLP
As previously reported in the Current Report on Form 8-K filed with the SEC on March 13, 2024 (the “Current Report”), on March 9, 2024, the Audit Committee dismissed Deloitte as the Company’s independent registered public accounting firm, effective as of that date. The reports of Deloitte on the Company’s financial statements as of and for each of the two years ended December 31, 2022 and 2023 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company’s two most recent years and the subsequent interim period preceding Deloitte’s dismissal, there were: (i) no “disagreements” (within the meaning of Item 304(a) of Regulation S-K) with Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused it to make reference to the subject matter of the disagreements in its reports on the consolidated financial statements of the Company; and (ii) no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).
The Company requested that Deloitte provide the Company with a letter addressed to the SEC stating whether Deloitte agreed with the above statements. A copy of Deloitte’s letter, dated March 13, 2024, is filed as Exhibit 16.1 to the Current Report.
Appointment of PricewaterhouseCoopers LLP
The Audit Committee, on and effective as of March 9, 2024, appointed PwC as the Company’s independent registered public accounting firm for the year ended December 31, 2024. During the Company’s two most recent years and the subsequent interim period preceding PwC’s engagement, neither the Company nor anyone on its behalf consulted PwC regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company that PwC concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a “disagreement” or “reportable event” (within the meaning of Item 304(a) of Regulation S-K and Item 304(a)(1)(v) of Regulation S-K, respectively).
Report of the Audit Committee
The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2023 with the Company’s management and with Deloitte. The Audit Committee has discussed with Deloitte the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee has also received the written disclosures and the letter from Deloitte required by applicable PCAOB requirements regarding its communications with the Audit Committee concerning independence, and the Audit Committee has discussed with Deloitte its independence. Based on this review and discussion, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 for filing with the SEC.
58 | PIEDMONT LITHIUM	2024 PROXY STATEMENT

PROPOSAL TWO: Ratification of the Appointment of the Independent Auditor
This report is provided by the following directors, who serve on the Audit Committee:
Jorge Beristain (Chair)
Jeff Armstrong
Michael Bless
FOR	THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT AUDITOR FOR 2024.
2024 PROXY STATEMENT	PIEDMONT LITHIUM | 59

PROPOSAL 3:
APPROVAL, ON A NON-BINDING, ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
Background
In accordance with the requirements of Section 14A of the Exchange Act, we are providing our stockholders with the opportunity to cast an advisory (non-binding) vote on the compensation of our named executive officers (the “say-on-pay vote”).
The say-on-pay vote is a non-binding vote on the compensation of our “named executive officers,” as described in the “Compensation Discussion and Analysis,” the tabular disclosure regarding such compensation and the accompanying narrative disclosure in this Proxy Statement. The say-on-pay vote is not a vote on our general compensation policies (including as they relate to risk management), compensation of our Board, our pay ratio, or our pay versus performance table and related disclosures.
Our philosophy in setting policies for executive compensation is to align our compensation program with stockholder interests, reflect market best practices, continue to support our long-term business objectives and support talent retention. The “Compensation Discussion and Analysis” section provides a more detailed discussion of our executive compensation program and our compensation approach.
The vote under this Proposal 3 is advisory and therefore not binding on us, the Board or our Leadership and Compensation Committee. However, our Board, including our Leadership and Compensation Committee, values the opinions of our stockholders and, to the extent there is any significant vote against this proposal, we will consider our stockholders’ concerns and evaluate what actions, if any, may be appropriate to address those concerns. We are required to hold the say-on-pay vote at least once every three years, and we have determined to hold a say-on-pay vote every year. Unless the Board modifies its policy on the frequency of holding say-on-pay votes, the next say-on-pay vote will occur at our 2025 Annual Meeting of Stockholders.
FOR	THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL, ON A NON-BINDING, ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.
60 | PIEDMONT LITHIUM	2024 PROXY STATEMENT

PROPOSAL 4:
APPROVAL OF THE GRANT OF STOCK OPTIONS TO MR. KEITH PHILLIPS
Proposal 4 seeks stockholder approval, in accordance with ASX Listing Rule 10.14, for the grant of up to 169,903 stock options to Mr. Phillips as a director under the 2021 Plan.
The Board passed a resolution on March 4, 2024 to grant the stock options to Mr. Phillips, subject to stockholder approval. The Board considers that this grant of stock options to Mr. Phillips would be a cost effective and efficient reward for the Company to make to appropriately incentivize his continued performance and is consistent with the strategic goals and targets of the Company.
Refer to Schedule 1 for a summary of the terms and conditions of the 2021 Plan and Schedule 2 for a summary of the terms and conditions of the stock options.
The stock options have been granted, subject to stockholder approval, to Mr. Phillips with an exercise price of $16.00, which represents an approximately 10% premium to the closing price of our common stock on February 29, 2024. The stock options will vest and become exercisable on December 31, 2026, so long as Mr. Phillips’ employment with the Company has not terminated prior to such date, except as described below.
ASX Listing Rule 10.14
ASX Listing Rule 10.14 provides that a listed company must not permit any of the following persons (including related parties) to acquire equity securities under an employee incentive scheme unless it obtains the approval of its stockholders in accordance with applicable ASX Listing Rules:
(1)	a director of the company (ASX Listing Rule 10.14.1);
(2)	an associate of a director of the company (ASX Listing Rule 10.14.2); or
(3)
a person whose relationship with the company or a person referred to in ASX Listing Rule 10.14.1 or 10.14.2 is such that, in ASX’s opinion, the acquisition should be approved by its stockholders (ASX Listing Rule 10.14.3).

The issuance of stock options to Mr. Phillips falls within 10.14.1 above and, therefore, requires the affirmative vote of a majority of shares of common stock present or represented at the Annual Meeting under ASX Listing Rule 10.14.
If Proposal 4 is passed, the Company will be able to proceed with the issuance of stock options to Mr. Phillips.
If Proposal 4 is not passed, the Company will not be able to proceed with the issuance of stock options to Mr. Phillips. The Company will need to find alternative measures to appropriately incentivize his performance.
Specific Information Required by ASX Listing Rule 10.15
The following information is provided as required by ASX Listing Rule 10.15:
(1)	The stock options will be granted to Mr. Phillips.
(2)	Mr. Phillips falls within ASX Listing Rule 10.14.1 – Mr. Phillips is a related party of the Company because he is a director.
(3)	The maximum number of stock options that may be granted to Mr. Phillips is 169,903.
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PROPOSAL FOUR: Approval of the Grant of Stock Options to Mr. Keith Phillips
(4)
Details of the remuneration package for Mr. Phillips for the year ended December 31, 2023, which is also Mr. Phillips’ remuneration package for the current financial year, is summarized above under the section titled “Compensation Discussion and Analysis” and an overall summary table for 2023, 2022, and 2021 fiscal years is in the section titled “Summary Compensation Table.”

(5)	Since the 2021 Plan’s adoption, the Company has previously granted the following securities to Mr. Keith Phillips under the Company’s 2021 Plan:
Type of Security	Number of Shares	Exercise Price
Options	60,000(1)	$18.75
Options	60,000(1)	$12.38
Options	10,786(2)	$65.00
Options	36,276(3)	$55.00
Options	22,674(4)	$55.00
Options	29,890(5)	$67.50
PSU	7,500(6)	N/A
PSU	7,500(7)	N/A
PSU	10,348(8)	N/A
PSU	26,517(9)	N/A
RSU	5,344(10)	N/A
RSU	13,260(11)	N/A
(1)	These stock options have fully vested and been exercised.
(2)	These stock options have fully vested.
(3)	Subject to Mr. Phillips’ continuous service with the Company, these shares vest on December 31, 2024.
(4)	7,558 options vested on each of December 31, 2022 and December 31, 2023. Subject to Mr. Phillips’ continuous service with the Company, 7,558 options will vest on December 31, 2024.
(5)	Subject to Mr. Phillips’ continuous service with the Company, these shares vest on December 31, 2025.
(6)	These PSUs have fully vested and been settled.
(7)	These PSUs were cancelled on December 31, 2022 because the applicable performance condition was not satisfied.
(8)	5,174 PSUs vested upon the satisfaction of performance goals. The remaining PSUs have not yet vested.
(9)
Subject to Mr. Phillips’ satisfaction of the Service Requirement and the Leadership and Compensation Committee’s certification of the final level of achievement of the Performance Goal, the PSUs will vest in three tranches with one-third of the total PSUs vesting on each of December 31, 2023, December 31, 2024, and December 31, 2025. Service Requirement means that Mr. Phillips must not have a termination of employment before December 31, 2023 (with respect to tranche 1 PSUs), December 31, 2024 (with respect to tranche 2 PSUs, and December 31, 2025 (with respect to tranche 3 PSUs).

(10)	These RSUs have fully vested.
(11)	4,420 RSUs vested on December 31, 2023. Subject to Mr. Phillips’ continuous service with the Company, 4,420 RSUs will vest on each of December 31, 2024 and December 31, 2025.
(6)	The Board passed a resolution on March 4, 2024 to grant the stock options to Mr. Phillips, subject to stockholder approval. The material terms of the stock options are:
a.	The stock options have been granted, subject to stockholder approval;
b.	The stock options have an exercise price of $16.00 and an expiry date of March 4, 2034;
c.
The stock options will vest and become exercisable on December 31, 2026, so long as Mr. Phillips' employment with the Company has not terminated prior to such date. However, if Mr. Phillips' employment is terminated by reason of a Qualifying Termination, then a pro-rata portion will become vested and exercisable on the date of such termination of employment.

62 | PIEDMONT LITHIUM	2024 PROXY STATEMENT

PROPOSAL FOUR: Approval of the Grant of Stock Options to Mr. Keith Phillips
d.
“Qualifying Termination” means: (i) death or disability; (ii) Mr. Phillip’s Retirement; and (iii) a termination of employment by the Company without cause. “Retirement” means a resignation by Mr. Phillips on or after reaching (A) 61 years of age with seven years service if such resignation occurs during 2024, (B) 59 years of age with eight years of service if such resignation occurs during 2025, or (C) 57 years of age with nine years of service if such resignation occurs during 2026.

e.	The stock options are subject to the terms and conditions set forth in Schedules 1 and 2; and
f.
The Company proposes to grant the 169,903 stock options to Mr. Phillips as part of his incentive arrangements. The Company considers the issuance of stock options to be a cost-effective way to provide tangible incentives to Mr. Phillips, and it assists to align the interests of stockholders and directors.

(7)
Assuming all of the 169,903 stock options are exercised, the table below shows the value of the stock options as of March 4, 2024 based on a stock price of $13.60 (i.e., the 20-day VWAP ending on February 29, 2024) and using a Black Scholes valuation assuming a risk-free rate of 4.27% and an estimated volatility rate of 35%:

Award	Number of stock options	Total Value
Stock options	169,903	$875,000
(8)	The Company will grant the stock options to Mr. Keith Phillips as soon as reasonably practicable after the Annual Meeting, and in any event within three years after the Annual Meeting.
(9)	The stock options will be granted for zero cash consideration; accordingly, no funds will be raised.
(10)
The Company has established the 2021 Plan, which may be inspected at the registered office of the Company during normal business hours. A summary of the terms and conditions of the 2021 Plan is set out in Schedule 1.

(11)	No loan is made in relation to the issuance of the stock options to Mr. Phillips.
(12)
Details of any securities granted under the 2021 Plan will be published in each annual report relating to a period in which securities have been granted under the 2021 Plan, with a statement that approval for the issuance of the securities was obtained under ASX Listing Rule 10.14.

(13)
Any additional persons (to whom ASX Listing Rule 10.14 applies) who become entitled to participate in the 2021 Plan after approval of Proposal 4 and who are not named in this Proxy Statement, will not participate until approval is obtained under ASX Listing Rule 10.14.

(14)	A voting exclusion statement in relation to Proposal 4 is included in the Proxy Statement.
FOR	THE BOARD (EXCLUDING MR. PHILLIPS) RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE THE GRANT OF UP TO 169,903 STOCK OPTIONS TO MR. KEITH PHILLIPS.
2024 PROXY STATEMENT	PIEDMONT LITHIUM | 63

PROPOSAL FIVE: Approval of the Grant of Restricted Stock Units to Mr. Keith Phillips
PROPOSAL 5:
APPROVAL OF THE GRANT OF RESTRICTED STOCK UNITS TO MR. KEITH PHILLIPS
Proposal 5 seeks stockholder approval, in accordance with ASX Listing Rule 10.14, for the grant of up to 64,362 RSUs to Mr. Keith Phillips as a director under the Company’s 2021 Plan.
The Board passed a resolution on March 4, 2024 to grant RSUs to Mr. Keith Phillips, subject to stockholder approval. The Board considers that this grant of RSUs to Mr. Keith Phillips would be a cost effective and efficient reward for the Company to make to appropriately incentivize his continued performance and is consistent with the strategic goals and targets of the Company.
Refer to Schedule 1 for a summary of the terms and conditions of the 2021 Plan and Schedule 3 for a summary of the terms and conditions of the RSUs.
The RSUs have been granted, subject to stockholder approval. One third of the total RSUs will vest on each of December 31, 2024, December 31, 2025, and December 31, 2026, so long as Mr. Phillips' employment with the Company has not terminated prior to each applicable vesting date, except as described below.
ASX Listing Rule 10.14
ASX Listing Rule 10.14 provides that a listed company must not permit any of the following persons (including related parties) to acquire equity securities under an employee incentive scheme unless it obtains the approval of its stockholders in accordance with applicable ASX Listing Rules:
(1)	a director of the company (ASX Listing Rule 10.14.1);
(2)	an associate of a director of the company (ASX Listing Rule 10.14.2); or
(3)
a person whose relationship with the company or a person referred to in ASX Listing Rule 10.14.1 or 10.14.2 is such that, in ASX’s opinion, the acquisition should be approved by its stockholders (ASX Listing Rule 10.14.3).

The issuance of RSUs to Mr. Phillips falls within 10.14.1 above and, therefore, requires the affirmative vote of a majority of shares of common stock present or represented at the Annual Meeting under ASX Listing Rule 10.14.
If Proposal 5 is passed, the Company will be able to proceed with the issuance of RSUs to Mr. Phillips.
If Proposal 5 is not passed, the Company will not be able to proceed with the issuance of RSUs to Mr. Phillips. The Company will need to find alternative measures to appropriately incentivize his performance.
Specific Information Required by ASX Listing Rule 10.15
The following information is provided as required by ASX Listing Rule 10.15:
(1)	The RSUs will be granted to Mr. Phillips.
(2)	Mr. Phillips falls within ASX Listing Rule 10.14.1 – Mr. Phillips is a related party of the Company because he is a director.
(3)	The maximum number of RSUs that may be granted to Mr. Phillips is 64,362.
64 | PIEDMONT LITHIUM	2024 PROXY STATEMENT

PROPOSAL FIVE: Approval of the Grant of Restricted Stock Units to Mr. Keith Phillips
(4)
Details of the remuneration package for Mr. Phillips for the year ended December 31, 2023, which is also Mr. Phillips’ remuneration package for the current financial year, is summarized above under the section titled “Compensation Discussion and Analysis” and an overall summary table for 2023, 2022, and 2021 fiscal years is in the section titled “Summary Compensation Table.”

(5)	Since the 2021 Plan’s adoption, the Company has previously granted the following securities to Mr. Keith Phillips under the Company’s 2021 Plan:
Type of Security	Number of Shares	Exercise Price
Options	60,000(1)	$18.75
Options	60,000(1)	$12.38
Options	10,786(2)	$65.00
Options	36,276(3)	$55.00
Options	22,674(4)	$55.00
Options	29,890(5)	$67.50
PSU	7,500(6)	N/A
PSU	7,500(7)	N/A
PSU	10,348(8)	N/A
PSU	26,517(9)	N/A
RSU	5,344(10)	N/A
RSU	13,260(11)	N/A
(1)	These stock options have fully vested and been exercised.
(2)	These stock options have fully vested.
(3)	Subject to Mr. Phillips’ continuous service with the Company, these shares vest on December 31, 2024.
(4)	7,558 options vested on each of December 31, 2022 and December 31, 2023. Subject to Mr. Phillips’ continuous service with the Company, 7,558 options will vest on December 31, 2024.
(5)	Subject to Mr. Phillips’ continuous service with the Company, these shares vest on December 31, 2025.
(6)	These PSUs have fully vested and been settled.
(7)	These PSUs were cancelled on December 31, 2022 because the applicable performance condition was not satisfied.
(8)	5,174 PSUs vested upon the satisfaction of performance goals. The remaining PSUs have not yet vested.
(9)
Subject to Mr. Phillips’ satisfaction of the Service Requirement and the Leadership and Compensation Committee’s certification of the final level of achievement of the Performance Goal, the PSUs will vest in three tranches with one-third of the total PSUs vesting on each of December 31, 2023, December 31, 2024, and December 31, 2025. Service Requirement means that Mr. Phillips must not have a termination of employment before December 31, 2023 (with respect to tranche 1 PSUs), December 31, 2024 (with respect to tranche 2 PSUs, and December 31, 2025 (with respect to tranche 3 PSUs).

(10)	These RSUs have fully vested.
(11)	4,420 RSUs vested on December 31, 2023. Subject to Mr. Phillips’ continuous service with the Company, 4,420 RSUs will vest on each of December 31, 2024 and December 31, 2025.
(6)	The Board passed a resolution on March 4, 2024 to grant RSUs to Mr. Phillips, subject to stockholder approval. The material terms of the RSUs are:
a.	The RSUs have been granted, subject to stockholder approval.
b.
One third of the total RSUs will vest on each of December 31, 2024, December 31, 2025, and December 31, 2026 so long as Mr. Phillips' employment with the Company has not terminated prior to each applicable vesting date. However, if Mr. Phillips' employment is terminated by reason of a Qualifying Termination, then a pro-rata portion will become vested and exercisable on the date of such termination of employment.

2024 PROXY STATEMENT	PIEDMONT LITHIUM | 65

PROPOSAL FIVE: Approval of the Grant of Restricted Stock Units to Mr. Keith Phillips
c.
“Qualifying Termination” means: (i) death or disability; (ii) Mr. Phillip’s Retirement; and (iii) a termination of employment by the Company without cause. “Retirement” means a resignation by Mr. Phillips on or after reaching (A) 61 years of age with seven years service if such resignation occurs during 2024, (B) 59 years of age with eight years of service if such resignation occurs during 2025, or (C) 57 years of age with nine years of service if such resignation occurs during 2026.

d.	The RSUs are subject to the terms and conditions set forth in Schedules 1 and 3.
e.
The Company proposes to grant the 64,362 RSUs to Mr. Keith Phillips as part of his incentive arrangements. The Company considers the issuance of RSUs to be a cost-effective way to provide tangible incentives to Mr. Phillips, and it assists to align the interests of stockholders and directors.

(7)
Based on a stock price of $13.60 (i.e., the 20-day VWAP ending on February 29, 2024) which was the date the Board used when approving the grants on March 4, 2024 the table below shows the value of the RSUs:

Award	Number of RSUs	Total Value
RSUs	64,362	$875,323.20
(8)	The Company will grant the RSUs to Mr. Keith Phillips as soon as reasonably practicable after the Annual Meeting, and in any event within three years after the Annual Meeting.
(9)	The RSUs will be granted for zero cash consideration; accordingly, no funds will be raised.
(10)
The Company has established the 2021 Plan, which may be inspected at the registered office of the Company during normal business hours. A summary of the terms and conditions of the 2021 Plan is set out in Schedule 1.

(11)	No loan is made in relation to the issuance of the RSUs to Mr. Phillips.
(12)
Details of any securities granted under the 2021 Plan will be published in each annual report relating to a period in which securities have been granted under the 2021 Plan, with a statement that approval for the issuance of the securities was obtained under ASX Listing Rule 10.14.

(13)
Any additional persons (to whom ASX Listing Rule 10.14 applies) who become entitled to participate in the 2021 Plan after approval of Proposal 5 and who are not named in this Proxy Statement, will not participate until approval is obtained under ASX Listing Rule 10.14.

(14)	A voting exclusion statement in relation to Proposal 5 is included in the Proxy Statement.
FOR	THE BOARD (EXCLUDING MR. PHILLIPS) RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE THE GRANT OF UP TO 64,362 RESTRICTED STOCK UNITS TO MR. KEITH PHILLIPS.
66 | PIEDMONT LITHIUM	2024 PROXY STATEMENT

PROPOSAL 6:
APPROVAL OF THE GRANT OF PERFORMANCE STOCK UNITS TO MR. KEITH PHILLIPS
Proposal 6 seeks stockholder approval, in accordance with ASX Listing Rule 10.14, for the grant of PSUs to Mr. Keith Phillips as a director under the Company’s 2021 Plan. The Company is proposing to grant up to 257,442 PSUs, which represent 200% of the 128,721 target PSUs, to Mr. Phillips.
The Board passed a resolution on March 4, 2024 to grant the PSUs to Mr. Keith Phillips, subject to stockholder approval. The Board considers that the grant of PSUs would be a cost effective and efficient reward for the Company to make to appropriately incentivize Mr. Phillips’ continued performance and is consistent with the strategic goals and targets of the Company.
Refer to Schedule 1 for a summary of the terms and conditions of the 2021 Plan and Schedule 4 for a summary of the terms and conditions of the PSUs. The PSUs represent the right for Mr. Phillips to receive shares of Company common stock in an amount from 0% to 200% of the 128,721 target PSUs. The PSUs will vest and become earned and nonforfeitable upon (i) Mr. Phillip’s satisfaction of the Service Requirement (defined below); and (ii) the Leadership and Compensation Committee’s certification of the final level of achievement of the Company’s relative total stockholder return (“Relative TSR”) performance. The target PSUs are divided into three equal tranches, referred to as the Tranche 1 PSUs, Tranche 2 PSUs, and Tranche 3 PSUs.
“Service Requirement” means that Mr. Phillips' employment with the Company is not terminated before December 31, 2025 (with respect to the Tranche 1 PSUs and the Tranche 2 PSUs) and December 31, 2026 (with respect to the Tranche 3 PSUs) (each date, a “Vesting Date”), except as described below.
Subject to satisfaction of the Service Requirement, the Tranche 1 PSUs will be eligible to become earned PSUs based on the Company’s Relative TSR performance during the performance period beginning January 1, 2024 and ending December 31, 2024.
Subject to satisfaction of the Service Requirement, the Tranche 2 PSUs will be eligible to become earned PSUs based on the Company’s Relative TSR performance during the performance period beginning January 1, 2024 and ending December 31, 2025.
Subject to satisfaction of the Service Requirement, the Tranche 3 PSUs will be eligible to become earned PSUs based on the Company’s Relative TSR performance during the performance period beginning January 1, 2024 and ending December 31, 2026.
The number of PSUs earned is calculated by multiplying the Tranche 1 PSUs, Tranche 2 PSUs or Tranche 3 PSUs (as applicable) by the applicable payout percentage determined in accordance with the below schedule (with straight line interpolation for any attained percentile between two of the levels specified below). The Leadership and Compensation Committee will first rank each member of the rTSR Peer Group (with the members of the peer group identified in the award agreement) from highest to lowest TSR (as defined below) without inclusion of the Company. The Leadership and Compensation Committee will then compare the Company’s TSR with the ranked list of the members of the rTSR Peer Group to determine the Company’s percentile rank.
Relative TSR Peer Company Percentile Rank	Payout Percentage
≥ 75th Percentile	200%
50th Percentile	100%
25th Percentile	50%
< 25th Percentile	0%
2024 PROXY STATEMENT	PIEDMONT LITHIUM | 67

PROPOSAL SIX: Approval of the Grant of Performance Stock Units to Mr. Keith Phillips
“TSR” is equal to (i) the Ending Stock Price less the Beginning Stock Price plus Reinvested Dividend, divided by (ii) the Beginning Stock Price. For purposes of calculating TSR, (a) “Beginning Stock Price” is the volume weighted average trading price per share of the issuer's common stock for the 20 consecutive trading days immediately preceding the commencement of the performance period, (b) “Ending Stock Price” is the average daily closing price per share of the issuer's common stock for the 20 consecutive trading days ending with the applicable Vesting Date, and (c) “Reinvested Dividends” is calculated by multiplying (i) the aggregate number of shares (including fractional shares) that could have been purchased during the applicable portion of the performance period had each cash dividend paid on a single share during that period been immediately reinvested in additional shares (or fractional shares) at the closing selling price per share of the issuer's common stock on the applicable dividend payment date by (ii) the Ending Stock Price.
ASX Listing Rule 10.14
ASX Listing Rule 10.14 provides that a listed company must not permit any of the following persons (including related parties) to acquire equity securities under an employee incentive scheme unless it obtains the approval of its stockholders in accordance with applicable ASX Listing Rules:
(1)	a director of the company (ASX Listing Rule 10.14.1);
(2)	an associate of a director of the company (ASX Listing Rule 10.14.2); or
(3)
a person whose relationship with the company or a person referred to in ASX Listing Rule 10.14.1 or 10.14.2 is such that, in ASX’s opinion, the acquisition should be approved by its stockholders (ASX Listing Rule 10.14.3).

The issuance of PSUs to Mr. Phillips falls within 10.14.1 above and therefore requires the affirmative vote of a majority of shares of common stock present or represented at the Annual Meeting under ASX Listing Rule 10.14.
If Proposal 6 is passed, the Company will be able to proceed with the issuance of PSUs to Mr. Phillips.
If Proposal 6 is not passed, the Company will not be able to proceed with the issuance of PSUs to Mr. Phillips and the Company will need to find alternative measures to appropriately incentivize his performance.
Specific information required by ASX Listing Rule 10.15
The following information is provided as required by ASX Listing Rule 10.15:
(1)	The PSUs will be granted to Mr. Phillips.
(2)	Mr. Phillips falls within ASX Listing Rule 10.14.1 – Mr. Phillips is a related party of the Company because he is a director of the Company.
(3)	The maximum number of PSUs that may be granted to Mr. Phillips is 257,442.
(4)
Details of the remuneration package for Mr. Phillips for the year ended December 31, 2023, which is also Mr. Phillips’ remuneration package for the current financial year, is summarized above under the section titled “Compensation Discussion and Analysis” and an overall summary table for 2023, 2022, and 2021 fiscal years is in the section titled “Summary Compensation Table.”

68 | PIEDMONT LITHIUM	2024 PROXY STATEMENT

PROPOSAL SIX: Approval of the Grant of Performance Stock Units to Mr. Keith Phillips
(5)	Since the 2021 Plan’s adoption, the Company has previously granted the following securities to Mr. Keith Phillips under the Company’s 2021 Plan:
Type of Security	Number of Shares	Exercise Price
Options	60,000(1)	$18.75
Options	60,000(1)	$12.38
Options	10,786(2)	$65.00
Options	36,276(3)	$55.00
Options	22,674(4)	$55.00
Options	29,890(5)	$67.50
PSU	7,500(6)	N/A
PSU	7,500(7)	N/A
PSU	10,348(8)	N/A
PSU	26,517(9)	N/A
RSU	5,344(10)	N/A
RSU	13,260(11)	N/A
(1)	These stock options have fully vested and been exercised.
(2)	These stock options have fully vested.
(3)	Subject to Mr. Phillips’ continuous service with the Company, these shares vest on December 31, 2024.
(4)	7,558 options vested on each of December 31, 2022 and December 31, 2023. Subject to Mr. Phillips’ continuous service with the Company, 7,558 options will vest on December 31, 2024.
(5)	Subject to Mr. Phillips’ continuous service with the Company, these shares vest on December 31, 2025.
(6)	These PSUs have fully vested and been settled.
(7)	These PSUs were cancelled on December 31, 2022 because the applicable performance condition was not satisfied.
(8)	5,174 PSUs vested upon the satisfaction of performance goals. The remaining PSUs have not yet vested.
(9)
Subject to Mr. Phillips’ satisfaction of the Service Requirement and the Leadership and Compensation Committee’s certification of the final level of achievement of the Performance Goal, the PSUs will vest in three tranches with one-third of the total PSUs vesting on each of December 31, 2023, December 31, 2024, and December 31, 2025. Service Requirement means that Mr. Phillips must not have a termination of employment before December 31, 2023 (with respect to tranche 1 PSUs), December 31, 2024 (with respect to tranche 2 PSUs, and December 31, 2025 (with respect to tranche 3 PSUs).

(10)	These RSUs have fully vested.
(11)	4,420 RSUs vested on December 31, 2023. Subject to Mr. Phillips’ continuous service with the Company, 4,420 RSUs will vest on each of December 31, 2024 and December 31, 2025.
(6)	The Board passed a resolution on March 4, 2024 to grant PSUs to Mr. Phillips, subject to stockholder approval. The material terms of the PSUs are:
a.	The PSUs have been granted, subject to stockholder approval.
b.
The PSUs will vest and become earned and nonforfeitable upon (i) Mr. Phillip’s satisfaction of the Service Requirement; and (ii) the Leadership and Compensation Committee’s certification of the final level of achievement of the Relative TSR. However, if Mr. Phillips' employment is terminated by reason of a Qualifying Termination, then a pro-rata portion (based on target performance) will become vested on the date of such termination of employment. Further, if his termination occurs for any reason (other than a termination by the Company for cause) during 2026 in which the final Vesting Date is scheduled to occur, then the Tranche 3 PSUs will vest assuming target performance for any incomplete measurement periods and actual performance of any completed measurement periods on the date of such termination.

2024 PROXY STATEMENT	PIEDMONT LITHIUM | 69

PROPOSAL SIX: Approval of the Grant of Performance Stock Units to Mr. Keith Phillips
c.
“Qualifying Termination” means: (i) death or disability; (ii) resignation by Mr. Phillips on or after reaching (A) 61 years of age with seven years of service if such resignation occurs during 2024, (B) 59 years of age with eight years of service if such resignation occurs during 2025, or (C) 57 years of age with nine years of service if such resignation occurs during 2026; or (iii) termination of employment by the Company without cause.

d.	The PSUs are subject to the terms and conditions set forth in Schedules 1 and 4.
e.
The Company proposes to grant up to a maximum number of 128,721 PSUs to Mr. Keith Phillips as part of his incentive arrangements. The Company considers the issuance of PSUs to be a cost-effective way to provide tangible incentives to Mr. Phillips, and it assists to align the interests of stockholders and directors.

(7)
Based on a stock price of $13.60 (i.e., a 20-Day VWAP ending on February 29, 2024), which was the date the Board used when approving the grants on March 4, 2024, the table below shows the value of the PSUs under different vesting scenarios:

Percentage of Target PSUs Vested	50%	100%
Value of PSUs	$875,303	$1,750,606
(8)	The Company will grant the PSUs to Mr. Phillips as soon as reasonably practicable after the Annual Meeting, and in any event within three years after the Annual Meeting.
(9)	The PSUs will be granted for zero cash consideration; accordingly, no funds will be raised.
(10)
The Company has established the 2021 Plan, which may be inspected at the registered office of the Company during normal business hours. A summary of the terms and conditions of the 2021 Plan is set out in Schedule 1.

(11)	No loan is made in relation to the issuance of the PSUs to Mr. Phillips.
(12)
Details of any securities granted under the 2021 Plan will be published in each annual report relating to a period in which securities have been granted under the 2021 Plan, with a statement that approval for the issuance of the securities was obtained under ASX Listing Rule 10.14.

(13)
Any additional persons (to whom ASX Listing Rule 10.14 applies) who become entitled to participate in the 2021 Plan after approval of Proposal 6 and who are not named in this Proxy Statement, will not participate until approval is obtained under ASX Listing Rule 10.14.

(14)	A voting exclusion statement in relation to Proposal 6 is included in the Proxy Statement.
FOR	THE BOARD (EXCLUDING MR. PHILLIPS) RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE THE GRANT OF UP TO 257,442 PERFORMANCE STOCK UNITS TO MR. KEITH PHILLIPS.
70 | PIEDMONT LITHIUM	2024 PROXY STATEMENT

PROPOSALS 7-12:
APPROVAL OF THE GRANTS OF RESTRICTED STOCK UNITS TO NON-EXECUTIVE DIRECTORS
Proposals 7-12 seek stockholder approval, in accordance with ASX Listing Rule 10.14, for the grant of restricted stock units to the non-executive directors of the Company under the 2021 Plan.
The Board passed a resolution on March 4, 2024 to grant the restricted stock units to the non-executive directors, subject to stockholder approval. The Board considers that this grant of restricted stock units to non-executive directors would be a cost-effective way to provide compensation benefits to directors and assist to align stockholder and director interests. The Company is proposing to grant up to:
a.	13,976 restricted stock units to Mr. Jeff Armstrong (Proposal 7);
b.	7,724 restricted stock units to Ms. Christina Alvord (Proposal 8);
c.	7,724 restricted stock units to Mr. Jorge Beristain (Proposal 9);
d.	7,724 restricted stock units to Mr. Michael Bless (Proposal 10);
e.	7,724 restricted stock units to Mr. Claude Demby (Proposal 11); and
f.	7,724 restricted stock units to Ms. Dawne Hickton (Proposal 12).
The number of RSUs granted to non-executive directors were determined based on a 20-Day VWAP. Shares were rounded up to the nearest whole share. The Board considers the grants of restricted stock units would be an effective and efficient reward for the Company to make as part of its non-executive director compensation arrangements.
Compensation to non-executive directors via restricted stock units is a standard approach to compensating non-executive directors for United States publicly-listed companies.
Refer to Schedule 1 for a summary of the terms and conditions of the 2021 Plan and Schedule 3 for a summary of the terms and conditions of the restricted stock units.
The restricted stock units will be granted and vest immediately upon approval by the stockholders as the approval would constitute a vesting event. The shares issuable upon vesting of the restricted stock units will be restricted from sale during the directors’ tenure, provided that directors may sell a portion of such shares to cover withholding taxes.
ASX Listing Rule 10.14
ASX Listing Rule 10.14 provides that a listed company must not permit any of the following persons (including related parties) to acquire equity securities under an employee incentive scheme unless it obtains the approval of its stockholders in accordance with applicable ASX Listing Rules:
(1)	a director of the company (ASX Listing Rule 10.14.1);
a.	an associate of a director of the company (ASX Listing Rule 10.14.2); or
b.
person whose relationship with the company or a person referred to in ASX Listing Rule 10.14.1 or 10.14.2 is such that, in ASX’s opinion, the acquisition should be approved by its stockholders (ASX Listing Rule 10.14.3).

2024 PROXY STATEMENT	PIEDMONT LITHIUM | 71

PROPOSALS SEVEN-TWELVE: Approval of the Grants of Restricted Stock Units to the Non-Executive Directors
The issuance of restricted stock units to Messrs. Armstrong, Beristain, Demby and Bless and Mses. Alvord and Hickton falls within 10.14.1 above and therefore requires the affirmative vote of a majority of shares of common stock present or represented at the Annual Meeting under ASX Listing Rule 10.14.
If Proposals 7-12 are passed, the Company will be able to proceed with the grant of restricted stock units to Messrs. Armstrong, Beristain, Demby, and Bless and Mses. Alvord and Hickton.
If Proposals 7-12 are not passed, the Company will not be able to proceed with the issuance of RSUs to Messrs. Armstrong, Beristain, Demby and Bless and Mses. Alvord and Hickton as part of its non-executive director compensation arrangements and the Company will need to find alternative measures to compensate its non-executive directors.
Specific information required by ASX Listing Rule 10.15
The following information is provided as required by ASX Listing Rule 10.15:
(1)	The RSUs will be granted to:
a.	Mr. Armstrong (Proposal 7);
b.	Ms. Alvord (Proposal 8);
c.	Mr. Beristain (Proposal 9);
d.	Mr. Bless (Proposal 10);
e.	Mr. Demby (Proposal 11); and
f.	Ms. Hickton (Proposal 12).
(2)
Messrs. Armstrong, Beristain, Demby and Bless and Ms. Alvord and Ms. Hickton fall within ASX Listing Rule 10.14.1 – Messrs. Armstrong, Beristain, Demby and Bless and Mses. Alvord and Hickton are related parties of the Company because they are directors.

(3)	The maximum number of restricted stock units that may be granted to:
a.	Mr. Armstrong is 13,976;
b.	Ms. Alvord is 7,724;
c.	Mr. Beristain is 7,724;
d.	Mr. Bless is 7,724;
e.	Mr. Demby is 7,724; and
f.	Ms. Hickton is 7,724.
(4)
Details of the remuneration package for each of the non-executive directors for the fiscal year 2023, which is also the remuneration package of the non-executive directors for the current financial year, are summarized above under the section titled “Director Compensation.”

72 | PIEDMONT LITHIUM	2024 PROXY STATEMENT

PROPOSALS SEVEN-TWELVE: Approval of the Grants of Restricted Stock Units to the Non-Executive Directors
(5)
Since the adoption of the Company’s 2021 Plan, the Company has previously granted the following securities to Messrs. Armstrong, Beristain, Demby and Bless and Mses. Alvord and Hickton under the Company’s 2021 Plan:

Name of Director	Type of Security	Number of Shares	Exercise Price
Jeff Armstrong	RSUs	6,848	N/A
Christina Alvord	RSUs	1,591	N/A
Michael Bless	RSUs	1,591	N/A
Jorge Beristain	RSUs	4,237	N/A
Claude Demby	RSUs	4,237	N/A
Dawne Hickton	RSUs	N/A	N/A
(6)
The Board passed a resolution on March 4, 2024 to grant restricted stock units to Messrs. Armstrong, Beristain, Demby and Bless and Ms. Alvord and a March 14, 2024 resolution to grant restricted stock units to Ms. Hickton, subject to stockholder approval. The material terms of the restricted stock units are:

a.
all restricted stock units will vest immediately upon stockholder approval; provided, however, the restricted stock units are restricted from sale during the director’s tenure as a Board member of the Company, except that the director will be permitted to sell up to a number of shares equal in value to the income taxes owed by the director in respect to the grant and vesting of the restricted stock units; and

b.	a summary of the restricted stock unit terms and conditions set forth in Schedules 1 and 3.
(7)
The Company proposes to grant the restricted stock units to Messrs. Armstrong, Beristain, Demby and Bless and Mses. Alvord and Hickton as part of their non-executive director compensation arrangements. The Company considers the issuance of restricted stock units to be a cost-effective way to provide compensation benefits to directors, and it assists to align the interests of stockholders and directors.

(8)
Based on a stock price of $13.60 (i.e., a 20-Day VWAP ending on February 29, 2024), which was the date the Board used when approving the grants on March 4, 2024 to grant restricted stock units to Messrs. Armstrong, Beristain, Demby and Bless and Ms. Alvord and a March 14, 2024 resolution to grant restricted stock units to Ms. Hickton, subject to stockholder approval, the table below shows the value of the restricted stock units:

Director	Number of RSUs	Total
Jeff Armstrong	13,976	$190,074
Christina Alvord	7,724	$105,046
Michael Bless	7,724	$105,046
Jorge Beristain	7,724	$105,046
Claude Demby	7,724	$105,046
Dawne Hickton	7,724	$105,046
(9)
The Company will grant the restricted stock units to Messrs. Armstrong, Beristain, Demby and Bless and Mses. Alvord and Hickton as soon as reasonably practicable after the Annual Meeting, and in any event within three years after the Annual Meeting.

(10)	The restricted stock units will be granted for zero cash consideration; accordingly, no funds will be raised.
(11)
The Company has established the 2021 Plan, which may be inspected at the registered office of the Company during normal business hours. A summary of the terms and conditions of the 2021 Plan is set out in Schedule 1.

2024 PROXY STATEMENT	PIEDMONT LITHIUM | 73

PROPOSALS SEVEN-TWELVE: Approval of the Grants of Restricted Stock Units to the Non-Executive Directors
(12)	No loan is made in relation to the grant of the restricted stock units to Messrs. Armstrong, Beristain, Demby and Bless and Mses. Alvord and Hickton.
(13)
Details of any securities granted under the 2021 Plan will be published in each annual report relating to a period in which securities have been granted under the 2021 Plan, with a statement that approval for the issuance of the securities was obtained under ASX Listing Rule 10.14.

(14)
Any additional persons (to whom ASX Listing Rule 10.14 applies) who become entitled to participate in the 2021 Plan after approval of Proposals 7-12 and who are not named in this Proxy Statement, will not participate until approval is obtained under ASX Listing Rule 10.14.

(15)	A voting exclusion statement in relation to Proposals 7-12 is included in the Proxy Statement.
FOR	THE BOARD (EXCLUDING MR. ARMSTRONG) RECOMMENDS A VOTE “FOR” PROPOSAL 7.
THE BOARD (EXCLUDING MS. ALVORD) RECOMMENDS A VOTE “FOR” PROPOSAL 8.
THE BOARD (EXCLUDING MR. BERISTAIN) RECOMMENDS A VOTE “FOR” PROPOSAL 9.
THE BOARD (EXCLUDING MR. BLESS) RECOMMENDS A VOTE “FOR” PROPOSAL 10.
THE BOARD (EXCLUDING MR. DEMBY) RECOMMENDS A VOTE “FOR” PROPOSAL 11.
THE BOARD (EXCLUDING MS. HICKTON) RECOMMENDS A VOTE “FOR” PROPOSAL 12.
74 | PIEDMONT LITHIUM	2024 PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND VOTING
What Is the Purpose of These Proxy Materials?
We are making these proxy materials available to you in connection with the solicitation of proxies by our Board for use at the Annual Meeting to be held virtually on June 13, 2024 at 11:00 a.m. Eastern Time, or at any other time following adjournment or postponement thereof. You are invited to participate in the Annual Meeting and to vote on the proposals described in this Proxy Statement. The proxy materials are first being made available to our stockholders on or about April 29, 2024.
Why Did I Receive a Notice of Internet Availability?
Pursuant to SEC rules, we are furnishing the proxy materials to our stockholders primarily via the Internet instead of mailing printed copies. This process allows us to expedite our stockholders’ receipt of proxy materials, lower the costs of printing and mailing the proxy materials and reduce the environmental impact of our Annual Meeting. If you received a Notice of Internet Availability of Proxy Materials (the “Notice”), you will not receive a printed copy of the proxy materials unless you request one. The Notice provides instructions on how to access the proxy materials for the Annual Meeting via the Internet, how to request a printed set of proxy materials and how to vote your shares.
Why Are We Holding a Virtual Annual Meeting?
We have adopted a virtual meeting format for the Annual Meeting to provide a consistent experience to all stockholders regardless of geographic location. We believe this expands stockholder access, improves communications, and lowers our costs while reducing the environmental impact of the meeting. In structuring our virtual Annual Meeting, our goal is to enhance rather than constrain stockholder participation in the meeting, and we have designed the meeting to provide stockholders with the same rights and opportunities to participate as they would have at an in-person meeting.
Who Can Vote?
Only stockholders of record at the close of business on April 15, 2024 (the “Record Date”) are entitled to notice of, and to vote on, the proposals described in this Proxy Statement at the Annual Meeting. At the close of business on the Record Date, 19,365,198 shares of our common stock, including our CDIs on an as-converted basis, were issued and outstanding.
Holders of CDIs as of the Record Date are entitled to notice of and to attend the meeting and may also instruct CHESS Depositary Nominees Pty Ltd. (“CDN”) to vote the shares underlying their CDIs by following the instructions on the CDI Voting Instruction Form. CDN will vote the applicable shares on behalf of each applicable CDI holder at the Annual Meeting, in accordance with the instructions received via the CDI Voting Instruction Form. If you are a CDI holder, your vote must be received no later than 5:00 p.m. Eastern Time on June 6, 2024 (being 7:00 a.m. Australian Eastern Standard Time on June 7, 2024). CDI holders who wish to attend, vote at and/or ask questions at the Annual Meeting virtually should refer to the section below under “—How Can I Participate in the Virtual Annual Meeting?”
CDI holders should also read references in the Proxy Statement to “beneficial owner” as CDI holders will be treated as beneficial owners.
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QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND VOTING
What Is the Difference between Holding Shares of Common Stock as a Registered Stockholder and as a Beneficial Owner?
Registered Stockholder: Shares of Common Stock Registered in Your Name
If your shares of common stock are registered directly in your name with our transfer agent, Computershare Limited, you are considered to be, with respect to those shares of common stock, the registered stockholder, and these proxy materials are being sent directly to you by us.
Beneficial Owner: Shares of Common Stock Registered in the Name of a Broker, Fiduciary or Custodian
If your shares of common stock are held by a broker, fiduciary or custodian, you are considered the beneficial owner of shares of common stock held in “street name,” and these proxy materials are being forwarded to you from your broker, fiduciary or custodian.
How Can I Participate in the Virtual Annual Meeting?
Stockholders of record as of the close of business on the Record Date are entitled to participate in and vote at the Annual Meeting. To participate in the Annual Meeting, including to vote and ask questions, stockholders of record should go to the meeting website at www.virtualshareholdermeeting.com/PLL2024, enter the 16-digit control number found on your proxy card or Notice and follow the instructions on the website. If your shares are held in street name and your voting instruction form or Notice indicates that you may vote those shares through www.proxyvote.com, then you may access, participate in and vote at the Annual Meeting with the 16-digit access code indicated on that voting instruction form or Notice. Otherwise, stockholders who hold their shares in street name should contact their bank, broker, or other nominee (preferably at least five days before the Annual Meeting) and obtain a “legal proxy” in order to be able to attend, participate in or vote at the Annual Meeting.
Separately, CDI holders who wish to attend, vote at and/or ask questions at the Annual Meeting virtually must contact the Company’s Secretary at voting@piedmontlithium.com by no later than 5:00 p.m. Eastern Time on June 6, 2024 (being 7:00 a.m. Australian Eastern Standard Time on June 7, 2024) in order to obtain a unique control number for the Annual Meeting. CDI holders who wish to attend, vote at and/or ask questions at the Annual Meeting virtually must provide evidence of CDI ownership to the Company’s Secretary as of the record date, such as an account statement, letter from the stockholder of record (i.e., your broker, bank or other nominee) or a copy of your voting instruction form.
We will endeavor to answer as many stockholder-submitted questions as time permits that comply with the Annual Meeting rules of conduct. We reserve the right to edit profanity or other inappropriate language and exclude questions regarding topics that are not pertinent to meeting matters or Company business. If we receive substantially similar questions, we may group such questions together and provide a single response to avoid repetition.
The meeting webcast will begin promptly at 11:00 a.m. Eastern Time. Online check-in will begin approximately 15 minutes before then, and we encourage you to allow ample time for check-in procedures. If you experience technical difficulties during the check-in process or during the meeting, please call the number listed on the meeting website for technical support. Additional information regarding the rules and procedures for participating in the Annual Meeting will be set forth in our meeting rules of conduct, which stockholders can view during the meeting at the meeting website. Regardless of whether you plan to participate in the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. Accordingly, we encourage you to vote in advance of the Annual Meeting.
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QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND VOTING
What Am I Voting On?
The proposals to be voted on at the Annual Meeting are as follows:
(1)
Election of the three Class I director nominees named in this Proxy Statement, each to serve for a three year term until the 2027 Annual Meeting of Stockholders and until their successors are duly elected and qualified (“Proposal 1”);

(2)	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024 (“Proposal 2”);
(3)	Approval of, on a non-binding advisory basis, the compensation of our named executive officers (“Proposal 3”);
(4)
That for the purposes of ASX Listing Rule 10.14 and for all other purposes, stockholders approve the issuance of up to 169,903 stock options, in the aggregate, to Mr. Keith Phillips under the Company’s Stock Incentive Plan (the “Stock Plan”) (“Proposal 4”);

(5)
That for the purposes of ASX Listing Rule 10.14 and for all other purposes, stockholders approve the grant of up to 64,362 restricted stock units to Mr. Keith Phillips under the Company’s Stock Plan (“Proposal 5”);

(6)
That for the purposes of ASX Listing Rule 10.14 and for all other purposes, stockholders approve the grant of up to 257,442 performance stock units to Mr. Keith Phillips under the Company’s Stock Plan (“Proposal 6”);

(7)
That for the purposes of ASX Listing Rule 10.14 and for all other purposes, stockholders approve the issuance of up to 13,976 restricted stock units to Mr. Jeff Armstrong under the Company’s Stock Plan (“Proposal 7”);

(8)
That for the purposes of ASX Listing Rule 10.14 and for all other purposes, stockholders approve the grant of up to 7,724 restricted stock units to Ms. Christina Alvord under the Company’s Stock Plan (“Proposal 8”);

(9)
That for the purposes of ASX Listing Rule 10.14 and for all other purposes, stockholders approve the grant of up to 7,724 restricted stock units to Mr. Jorge Beristain under the Company’s Stock Plan (“Proposal 9”);

(10)
That for the purposes of ASX Listing Rule 10.14 and for all other purposes, stockholders approve the grant of up to 7,724 restricted stock units to Mr. Michael Bless under the Company’s Stock Plan (“Proposal 10”);

(11)
That for the purposes of ASX Listing Rule 10.14 and for all other purposes, stockholders approve the grant of up to 7,724 restricted stock units to Mr. Claude Demby under the Company’s Stock Plan (“Proposal 11”); and

(12)
That for the purposes of ASX Listing Rule 10.14 and for all other purposes, stockholders approve the grant of up to 7,724 restricted stock units to Ms. Dawne Hickton under the Company’s Stock Plan (“Proposal 12”).

Are Any Stockholders Excluded from Voting?
The Company will disregard any votes cast in favor of Proposals 4 to 12 by or on behalf of all persons referred to in ASX Listing Rule 10.14.1 (i.e., directors of the Company), Rule 10.14.2 (i.e., any associate of any director of the Company) or Rule 10.14.3 (i.e., any person whose relationship with the entity or a person referred to in Rules 10.14.1 or 10.14.2 is, in ASX’s opinion, such that approval should be obtained) who are eligible to participate in the Stock Plan and any associate of such persons.
However, this does not apply to a vote cast in favor of the proposal by:
(a)	a person as proxy or attorney for a person who is entitled to vote on the proposal, in accordance with directions given to the proxy or attorney to vote on the proposal that way;
(b)
the Chairman of the Annual Meeting as proxy or attorney for a person who is entitled to vote on the proposal, in accordance with a direction given to the Chairman to vote on the proposal as the Chairman decides; or

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QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND VOTING
(c)	a holder acting solely in a nominee, trustee, custodial or other fiduciary capacity on behalf of a beneficiary provided the following conditions are met:
(i)	the beneficiary provides written confirmation to the holder that the beneficiary is not excluded from voting, and is not an associate of a person excluded from voting, on the proposal; and
(ii)	the holder votes on the proposal in accordance with directions given by the beneficiary to the holder to vote in that way.
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QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND VOTING
How Does the Board Recommend That I Vote?
The Board recommends that you vote your shares of common stock as follows:
•	“FOR” each of the three Class I director nominees named in Proposal 1; and
•	“FOR” each of Proposals 2 to 12.
What If Another Matter Is Properly Brought before the Annual Meeting?
As of the date of filing this Proxy Statement, the Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named as proxies in the proxy card to vote on such matters in accordance with their best judgment.
How Many Votes Do I Have?
Each share of common stock is entitled to one vote on each proposal to be voted on at the Annual Meeting.
What Does It Mean If I Receive More Than One Set of Proxy Materials?
If you receive more than one set of proxy materials, your shares of common stock may be registered in more than one name or held in different accounts. Please cast your vote with respect to each set of proxy materials that you receive to ensure that all of your shares of common stock are voted.
How Do I Vote?
Registered Stockholder: Shares of Common Stock Registered in Your Name
Vote by Internet You may vote by proxy in advance of the Annual Meeting by Internet (at www.proxyvote.com)	Vote by Telephone If you received a proxy card by mail, you can vote by tele-phone (at 800-690- 6903), in accordance with instructions on your proxy card.	Vote by Mail If you requested paper copies of the proxy materials, You can vote by completing and mailing a proxy card.	Vote at the Virtual Annual Meeting You may vote your shares online during the virtual Annual Meeting
If you are the registered stockholder, you may vote your shares online during the virtual Annual Meeting (see “How Can I Participate in the Virtual Annual Meeting?” above) or by proxy in advance of the Annual Meeting by Internet (at www.proxyvote.com), or, if you received a proxy card or voting instruction form, by telephone in accordance with instructions on your proxy card or voting instruction form, or by completing and mailing your proxy card or voting instruction form. Even if you plan to attend the Annual Meeting, we recommend that you also submit your vote in advance so that your vote will be counted if you later decide not to, or are unable to, virtually attend the Annual Meeting.
Beneficial Owner: Shares of Common Stock Registered in the Name of a Broker, Fiduciary or Custodian
If you are the beneficial owner, you may vote your shares online during the virtual Annual Meeting (see “How Can I Participate in the Virtual Annual Meeting?” above) or you may direct your broker, fiduciary, or custodian how to vote in advance of the Annual Meeting by following the instructions they provide.
How Do I Vote If I Hold CDIs?
If you are a CDI holder and you intend to vote, you must take one of the following actions in order to vote at the Annual Meeting:
(1)	Instruct CDN to vote the shares underlying your CDIs pursuant to your instructions in the CDI Voting Instruction Form;
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QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND VOTING
(2)
Contact the Company’s Secretary at voting@piedmontlithium.com by no later than 5:00 p.m. Eastern Time on June 6, 2024 (being 7:00 a.m. Australian Eastern Standard Time on June 7, 2024) in order to obtain a unique control number for the Annual Meeting. CDI holders who wish to attend, vote at and/or ask questions at the Annual Meeting virtually must provide evidence of CDI ownership to the Company’s Secretary as of the record date, such as an account statement, letter from the stockholder of record (i.e., your broker, bank or other nominee) or a copy of your voting instruction form; or

(3)
Convert your CDIs into shares of common stock and voting these at the Annual Meeting. The conversion must be done prior to the Record Date. Please contact Computershare Investor Services Pty Ltd. for further information in relation to the conversion process.

For purposes of number (2) above, CDI holders who wish to attend, vote at and/or ask questions at the Annual Meeting virtually must contact Computershare at 1-300-850-505 (within Australia) or at +61-3-9415-4000 (outside Australia) to obtain a legal form of proxy, which you would need to complete in order to be able to obtain a control number to attend, vote at and/or ask questions at the Annual Meeting.
What Happens If I Do Not Vote?
Registered Stockholder: Shares of Common Stock Registered in Your Name
If you are the registered stockholder and do not vote by attending the Annual Meeting virtually, vote by proxy using the proxy card or vote by proxy via telephone or the Internet, your shares of common stock will not be voted at the Annual Meeting and will not be counted toward the quorum requirement.
Beneficial Owner: Shares of Common Stock Registered in the Name of a Broker, Fiduciary or Custodian
If you are the beneficial owner and do not direct your broker, fiduciary, or custodian how to vote your shares of common stock, your broker, fiduciary, or custodian will only be able (but is not required) to vote your shares with respect to proposals considered to be “routine.” Your broker, fiduciary or custodian is not entitled to vote your shares with respect to “nonroutine” proposals, which we refer to as a “broker non-vote.” Whether a proposal is considered routine or non-routine is subject to stock exchange rules and final determination by the stock exchange. Even with respect to routine matters, some brokers are choosing not to exercise discretionary voting authority. As a result, we urge you to direct your broker, fiduciary or custodian how to vote your shares on all proposals to ensure that your vote is counted.
What If I Sign and Return a Proxy Card or Otherwise Vote but Do Not Indicate Specific Choices?
Registered Stockholder: Shares of Common Stock Registered in Your Name
The shares of common stock represented by each signed and returned proxy will be voted at the Annual Meeting by the persons named as proxies in the proxy card in accordance with the instructions indicated on the proxy card. However, if you are the registered stockholder and sign and return your proxy card without giving specific instructions, the persons named as proxies in the proxy card will vote your shares in accordance with the recommendations of the Board.
Beneficial Owner: Shares of Common Stock Registered in the Name of a Broker, Fiduciary or Custodian
If you are the beneficial owner and sign and return your voting instruction form without giving specific instructions, your broker, fiduciary or custodian will only be able (but is not required) to vote your shares with respect to proposals considered to be “routine.” Your broker, fiduciary or custodian is not entitled to vote your shares of common stock with respect to “nonroutine” proposals, resulting in a broker non-vote with respect to such proposals. Whether a proposal is considered routine or non-routine is subject to stock exchange rules and final determination by the stock exchange. Even with respect to routine matters, some brokers are choosing not to exercise discretionary voting authority. As a result, we urge you to direct your broker, fiduciary or custodian how to vote your shares on all proposals to ensure that your vote is counted.
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QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND VOTING
Can I Change My Vote after I Submit My PROXY?
Registered Stockholder: Shares of Common Stock Registered in Your Name
If you are the registered stockholder, you may revoke your proxy at any time before the final vote at the Annual Meeting in any one of the following ways:
(1)	You may complete and submit a new proxy card, but it must bear a later date than the original proxy card;
(2)	You may submit new proxy instructions via telephone or the Internet;
(3)	You may send a timely written notice that you are revoking your proxy to our Corporate Secretary at the address set forth on the first page of this Proxy Statement; or
(4)	You may vote by attending the Annual Meeting virtually. However, your virtual attendance at the Annual Meeting will not, by itself, revoke your proxy.
Your last submitted vote is the one that will be counted.
Beneficial Owner: Shares of Common Stock Registered in the Name of a Broker, Fiduciary or Custodian
If you are the beneficial owner, you must follow the instructions you receive from your broker, fiduciary or custodian with respect to changing your vote. CDI holders who wish to attend, vote at, and/or ask questions at the Annual Meeting virtually should refer to the section described above under “How Can I Participate in the Virtual Annual Meeting?”
What Is the Quorum Requirement?
The holders of a majority of the voting power of the shares of common stock outstanding and entitled to vote at the Annual Meeting must be present at the Annual Meeting, either virtually or represented by proxy, to constitute a quorum. A quorum is required to transact business at the Annual Meeting.
Your shares will be counted toward the quorum only if you submit a valid proxy (or a valid proxy is submitted on your behalf by your broker, fiduciary or custodian) or if you attend the Annual Meeting virtually and vote. Abstentions and broker non-votes will be counted toward the quorum requirement. If there is no quorum, the Chair of the Annual Meeting or the holders of a majority of shares of common stock virtually present at the Annual Meeting, either personally or by proxy, may adjourn the Annual Meeting to another time or date.
How Many Votes Are Required to Approve Each Proposal and How Are Votes Counted?
Votes will be counted by Broadridge Financial Solutions, the Inspector of Elections appointed for the Annual Meeting.
Proposal 1: Election of Class I Director Nominees
A nominee will be elected as a director at the Annual Meeting if the nominee receives a plurality of the votes cast “FOR” his or her election. “Plurality” means that the individuals who receive the highest number of votes cast “FOR” are elected as directors. Broker non-votes, if any, and votes that are withheld will not be counted as votes cast on the proposal and have no effect on the outcome of the election. We do not have cumulative voting rights for the election of directors.
ASX Listing Rule 14.2.1 Waiver
Under ASX Listing Rule 14.2.1, a proxy form must allow stockholders to vote for a resolution, against a resolution or to abstain from voting on a resolution. However, ASX granted the Company a waiver from ASX Listing Rule 14.2.1 to the extent necessary to permit the Company not to provide in its proxy form an option for stockholders or holders of CDIs to vote against a resolution to elect a director. The terms of the waiver are that (i) the Company complies with the relevant Delaware laws as to the content of the proxy forms applicable to resolutions for the election or re-election of directors; (ii) the notice
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given by the Company to stockholders and CDI holders under ASX Settlement Operating Rule 13.8.9 makes it clear that security holders are only able to vote for the resolutions or abstain from voting, and the reasons why this is the case; (iii) the terms of the waiver are set out in the Proxy Statement provided to all holders of CDIs; and (iv) the waiver from ASX Listing Rule 14.2.1 only applies for so long as the relevant Delaware laws prevent the Company from permitting security holders to vote against a resolution to elect a director.
Proposal 2: Ratification of the Appointment of the Independent Auditor
The affirmative vote of at least a majority of the voting power of shares of common stock present, either virtually or represented by proxy, at the Annual Meeting and entitled to vote on the proposal is required for the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2024. Abstentions will have the same effect as a vote “AGAINST” the proposal. We do not expect there to be any broker non-votes with respect to this proposal; otherwise, they would have no impact on the outcome of this proposal.
Proposal 3: Approval, on a Non-Binding, Advisory Basis, of the Compensation of our Named Executive Officers
The affirmative vote of at least a majority of the voting power of shares of common stock present, either virtually or represented by proxy, at the Annual Meeting and entitled to vote on the proposal is required for the approval of, on an advisory basis, the compensation of our named executive officers. Abstentions will have the same effect as a vote “AGAINST” the proposal. Broker non-votes, if any, will have no effect on the outcome of the proposal.
Proposal 4: Issuance of Stock Options to Mr. Keith Phillips
The affirmative vote of at least a majority of the voting power of shares of common stock present, either virtually or represented by proxy, at the Annual Meeting and entitled to vote on the proposal is required for the grant of stock options to Mr. Keith Phillips. Abstentions will have the same effect as a vote “AGAINST” the proposal. Broker non-votes, if any, will have no effect on the outcome of the proposal.
Proposal 5: Issuance of Restricted Stock Units to Mr. Keith Phillips
The affirmative vote of at least a majority of the voting power of shares of common stock present, either virtually or represented by proxy, at the Annual Meeting and entitled to vote on the proposal is required for the grant of restricted stock units to Mr. Keith Phillips. Abstentions will have the same effect as a vote “AGAINST” the proposal. Broker non-votes, if any, will have no effect on the outcome of the proposal.
Proposal 6: Issuance of Performance Stock Units to Mr. Keith Phillips
The affirmative vote of at least a majority of the voting power of shares of common stock present, either virtually or represented by proxy, at the Annual Meeting and entitled to vote on the proposal is required for the grant of performance stock units to Mr. Keith Phillips. Abstentions will have the same effect as a vote “AGAINST” the proposal. Broker non-votes, if any, will have no effect on the outcome of the proposal.
Proposals 7-12: Issuance of Restricted Stock Units to the Non-Executive Directors
The affirmative vote of at least a majority of the voting power of shares of common stock present, either virtually or represented by proxy, at the Annual Meeting and entitled to vote on the proposal is required for the grant of restricted stock units to the non-executive directors of the Company. Abstentions will have the same effect as a vote “AGAINST” the proposal. Broker non-votes, if any, will have no effect on the outcome of the proposal.
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QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND VOTING
Who Is Paying for This Proxy Solicitation?
We will pay the costs associated with the solicitation of proxies, including the preparation, assembly, printing and mailing of the proxy materials. We may also reimburse brokers, fiduciaries, or custodians for the cost of forwarding proxy materials to beneficial owners of shares of common stock held in “street name.”
We have retained Morrow Sodali to solicit proxies for a fee of approximately $90,000, plus a reasonable amount to cover expenses. Our employees, officers and directors may solicit proxies in person or via telephone or the Internet. We will not pay additional compensation to our employees, officers, or directors for any of these services.
How Can I Find Out the Voting Results?
We expect to announce preliminary voting results at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K to be filed with the SEC within four business days after the Annual Meeting.
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OTHER MATTERS
Stockholder Proposals and Director Nominations for Next Year’s Annual Meeting
Pursuant to Rule 14a-8 of the Exchange Act, stockholders who wish to submit proposals for inclusion in the proxy statement for the 2025 Annual Meeting of Stockholders must send such proposals to our Secretary at the address set forth on the first page of this Proxy Statement. Such proposals must be received by us as of the close of business (6:00 p.m. Eastern Time) on December 30, 2024 and must comply with Rule 14a-8 of the Exchange Act. Such proposals may or may not be included in the proxy statement.
As set forth in our Bylaws, if a stockholder intends to make a nomination for director election or present a proposal for other business (other than pursuant to Rule 14a-8 of the Exchange Act) at the 2025 Annual Meeting of Stockholders, the stockholder’s notice must be received by our Secretary at the address set forth on the first page of this Proxy Statement no earlier than the 120th day and no later than the 90th day before the anniversary of the last annual meeting; provided, however, that if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, the stockholder’s notice must be delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the date on which the first public announcement of the date of such annual meeting is made by the Company. Therefore, unless the 2025 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after the anniversary of the Annual Meeting, notice of proposed nominations or proposals (other than pursuant to Rule 14a-8 of the Exchange Act) must be received by our Secretary no earlier than February 13, 2025 and no later than the close of business on March 15, 2025. Any such director nomination or stockholder proposal must be a proper matter for stockholder action and must comply with the terms and conditions set forth in our Bylaws (including the SEC’s Rule 14a-19 requirements). If a stockholder fails to meet these deadlines and fails to satisfy the requirements of Rule 14a-4 of the Exchange Act, we may exercise discretionary voting authority under proxies we solicit to vote on any such proposal as we determine appropriate.
Delivery of Documents to Stockholders Sharing an Address
A number of brokerage firms have adopted a procedure approved by the SEC called “householding.” Under this procedure, certain stockholders who have the same address and do not participate in electronic delivery of proxy materials will receive only one copy of the proxy materials, including this Proxy Statement, the Notice and our Annual Report on Form 10-K for the year ended December 31, 2023, until such time as one or more of these stockholders notifies us that they wish to receive individual copies. This procedure helps to reduce duplicate mailings and save printing costs and postage fees, as well as natural resources. If you received a “householding” mailing this year and would like to have additional copies of the proxy materials mailed to you, please send a written request to our Secretary at the address set forth on the first page of this Proxy Statement, or call (704) 461-8000, and we will promptly deliver the proxy materials to you. Please contact your broker if you received multiple copies of the proxy materials and would prefer to receive a single copy in the future, or if you would like to opt out of “householding” for future mailings.
Availability of Additional Information
We will provide, free of charge, a copy of our Annual Report on Form 10-K for the year ended December 31, 2023, including exhibits, on the written or oral request of any stockholder of the Company. Please send a written request to our Secretary at the address set forth on the first page of this Proxy Statement or call (704) 461-8000.
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SCHEDULE 1 – SUMMARY OF 2021 PLAN
(a)	General
The purpose of the 2021 Plan is to assist the Company in securing and retaining the services of eligible award recipients to provide incentives to employees, directors and consultants and promote the long-term financial success of the Company and thereby increase stockholder value. The 2021 Plan permits the grant of stock options, stock appreciation rights, restricted stock, RSUs, and incentive bonuses.
(b)	Authorized Shares
Subject to adjustment provisions in the 2021 Plan, the maximum aggregate number of shares authorized for issuance under the 2021 Plan is 3,000,000 shares of common stock of the Company (the Share Reserve), and such shares will consist of authorized but unissued or reacquired shares or any combination thereof.
(c)	Share Counting
If an award granted under the 2021 Plan expires or becomes unexercisable without having been exercised in full, or, with respect to restricted stock or RSUs, is forfeited to or repurchased by us due to the failure to vest, the unpurchased shares (or for awards other than options or stock appreciation rights the forfeited or repurchased shares) which were subject thereto will become available for future grant or sale under the 2021 Plan (unless the 2021 Plan has been terminated). With respect to stock appreciation rights, only shares actually issued pursuant thereto will cease to be available under the 2021 Plan; all remaining shares under stock appreciation rights will remain available for future grant or sale under the 2021 Plan (unless the 2021 Plan has been terminated). Shares that have actually been issued under the 2021 Plan under any award will not be returned to the 2021 Plan and will not become available for future distribution under the 2021 Plan; provided, however, that if shares issued pursuant to awards of restricted stock or RSUs are repurchased by us or are forfeited to us due to the failure to vest, such shares will become available for future grant under the 2021 Plan. Shares used to pay the exercise price of an award or to satisfy the tax withholding obligations related to an award will become available for future grant or sale under the 2021 Plan. To the extent an award under the 2021 Plan is paid out in cash rather than shares, such cash payment will not result in reducing the number of shares available for issuance under the 2021 Plan.
(d)	Certain Adjustments
In the event that any dividend or other distribution (whether in the form of cash, shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares of common stock or other securities, or other change in corporate structure affecting the common stock of the Company occurs, the administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the 2021 Plan, will adjust the number and class of shares that may be delivered under the 2021 Plan and/or the number, class, and price of shares covered by each outstanding award. In the event of a proposed dissolution or liquidation of the Company, the administrator will notify each participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an award will terminate immediately prior to the consummation of such proposed action.
(e)	Other Award Limits
To comply with applicable tax rules, the 2021 Plan limits the number of shares that may be issued upon the exercise of incentive stock options granted under the 2021 Plan to 3,000,000.
(f)	Administration
The 2021 Plan is administered by the Leadership and Compensation Committee of Piedmont (or another committee designated by the Board to administer the 2021 Plan) (the “Committee”). The Committee’s authority includes the powers to, in its discretion: (i) prescribe, amend and rescind rules and regulations relating to the 2021 Plan and to define terms not
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SCHEDULE 1 – SUMMARY OF 2021 PLAN
otherwise defined therein; (ii) determine the employees, directors and consultants to whom awards may be granted; (iii) prescribe and amend the terms of the award agreements, to grant awards and determine the terms and conditions thereof; (iv) establish and verify the extent of satisfaction of any performance goals or other conditions applicable to the grant, issuance, retention, vesting, exercisability or settlement of any award; (v) prescribe and amend the terms of or form of any document or notice required to be delivered to the Company by participants under the 2021 Plan; (vi) determine the extent to which adjustments are required pursuant to the 2021 Plan; (vii) interpret and construe the 2021 Plan, any rules and regulations under the 2021 Plan and the terms and conditions of any award, and to make exceptions to any such provisions if the Committee, in good faith, determines that it is appropriate to do so; (viii) approve corrections in the documentation or administration of any award; and (ix) make all other determinations deemed necessary or advisable for administration of the 2021 Plan. The Committee’s decisions, determinations, and interpretations are final and binding on all participants and any other holders of awards under the 2021 Plan.
(g)	Eligibility
Awards may be granted to employees, directors and other service providers of Piedmont or any present or future parent or subsidiary corporation or other affiliated entity of the Company. Incentive stock options may be granted only to employees who, as of the time of grant, are employees of the Company or any parent or subsidiary corporation of Piedmont.
(h)	Stock Options
A stock option may be granted as an incentive stock option or a nonqualified stock option. The option exercise price for an incentive stock option may not be less than the fair market value of the stock subject to the option on the date the option is granted (or less than 110% of the fair market value if the recipient owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any affiliate, (a “Ten Percent Stockholder”)). Options will not be exercisable after the expiration of ten years from the date of grant (or five years, in the case of an incentive stock option issued to a Ten Percent Stockholder). Each award agreement will set forth the number of shares subject to each option, the vesting terms and the acceptable form of consideration for exercising an option, including the method of payment. As the Committee determines, such consideration may consist entirely of cash, check, promissory note, to the extent permitted by applicable laws, shares of common stock, cashless exercise, net exercise, such other consideration and method of payment to the extent permitted by applicable laws or any combination of the foregoing.
(i)	Stock Appreciation Rights
A stock appreciation right, or SAR, is a right that entitles the participant to receive, in cash or shares of common stock or a combination thereof, as determined by the Committee, value equal to or otherwise based on the excess of: (i) the fair market value of a specified number of shares at the time of exercise; or (ii) the exercise price of the right, as established by the Committee on the date of grant. Upon exercising a SAR, a participant is entitled to receive the amount by which the fair market value of the common stock at the time of exercise exceeds the exercise price of the SAR. SARs will not be exercisable after the expiration of ten years from the date of grant. Each award agreement will set forth the number of shares subject to the SAR. The vesting schedule applicable to any SAR, including any performance conditions, and other terms and conditions of any SAR will be as set forth in the award agreement.
(j)	Restricted Stock and Restricted Stock Units
Restricted shares are awards of shares, the grant, issuance, retention, vesting, and/or transferability of which is subject during specified periods of time to such conditions (including continued employment) and terms as the administrator deems appropriate. RSUs are an award denominated in units under which the issuance of shares (or cash payment in lieu thereof) is subject to such conditions (including continued employment) and terms as the administrator deems appropriate. Each award document evidencing a grant of restricted stock or RSUs will set forth the terms and conditions of each award, including vesting and forfeiture provisions, transferability and, if applicable, right to receive dividends or dividend equivalents. Generally, unless the administrator provides otherwise, holders of restricted stock will be entitled to receive all dividends and other distributions paid with respect to such shares, provided that if any such dividends or distributions are paid in shares, the shares will be subject to the same restrictions on transferability and forfeitability as the shares of restricted stock with respect to which they were paid.
86 | PIEDMONT LITHIUM	2024 PROXY STATEMENT

SCHEDULE 1 – SUMMARY OF 2021 PLAN
(k)	Incentive Bonuses
Incentive bonuses are awards payable in cash or shares, the grant, issuance, retention, vesting and/or transferability of which is subject during specified periods of time to such conditions (including continued employment) and terms as the Committee deems appropriate. Each award document evidencing a grant of an incentive bonus will set forth the terms and conditions of each award, including vesting and forfeiture provisions, transferability and, if applicable, the right to receive dividends or dividend equivalents.
(l)	Performance Awards
The Committee may establish performance criteria and level of achievement versus such criteria that will determine the number of shares of common stock, RSUs, or cash to be granted, retained, vested, issued or issuable under or in settlement of or the amount payable pursuant to an award under the 2021 Plan. A performance award may be identified as “performance share,” “performance equity,” “performance unit,” or other such term as chosen by the Committee.
(m)	Transferability of Awards
Unless determined otherwise by the Committee, awards may not be sold, pledged, assigned, hypothecated, or otherwise transferred in any manner other than by will or by the laws of descent and distribution, and may be exercised, during the lifetime of the participant only by the participant.
(n)	Change in Control
Unless provided otherwise in an award agreement or other written agreement between a participant and the Company or an affiliate or by the Board of the Company at the time of grant of an award, in the event of a Change in Control (as defined in the 2021 Plan) the following will occur:
(i)	the vesting of all options and stock appreciation rights will accelerate;
(ii)
in the case of any award subject to performance-based vesting or criteria, all conditions to the grant, issuance, retention, vesting, or transferability of, or any other restrictions applicable to, such award will immediately lapse and the participant will have the right to receive a payment based on target level achievement or actual performance through a date determined by the Committee; and

(iii)	the vesting of all restricted stock and RSUs will accelerate and all restrictions to which such awards are subject will lapse.
(o)	Withholding
Prior to the delivery of any shares or cash pursuant to an award, the Company will have the power and right to deduct or withhold from any and all payments made under the 2021 Plan, or to require the participant to remit to the Company an amount sufficient to satisfy federal, state, local, foreign or other taxes (including the participant’s Federal Insurance Contributions Act obligations), if any, required by law to be withheld by the Company with respect to an award or the shares acquired pursuant thereto.
(p)	Termination and Amendment, Term
The Board of the Company may at any time amend, alter, suspend, or terminate the 2021 Plan, provided that stockholder approval will be obtained for any 2021 Plan amendment to the extent necessary and desirable to comply with applicable laws. No amendment, alteration, suspension, or termination of the 2021 Plan will impair the rights of any participant, unless mutually agreed otherwise between the participant and the administrator. Termination of the 2021 Plan will not affect the rights and obligations of the participants and the Company arising under awards theretofore granted. The 2021 Plan became effective upon its adoption by the Board of the Company and, unless sooner terminated, will continue in effect until March 31, 2031.
2024 PROXY STATEMENT	PIEDMONT LITHIUM | 87

SCHEDULE 2 – SUMMARY OF NONQUALIFIED STOCK OPTIONS
(a)	Entitlement
Each vested option of the Company’s stock entitles the participant holding the option to subscribe for, or to be transferred, one common share of the Company’s stock on payment of the exercise price.
(b)	Exercise Period
The exercise period and expiry date for stock options will be as determined by the Committee in its sole and absolute discretion.
(c)	Conditions for Vesting and Exercise
The Committee will determine prior to an offer being made and specify in the offer any vesting conditions attaching to any stock options. Options will only vest and be exercisable if the applicable vesting conditions (if any) have been satisfied, waived by the Committee, or are deemed to have been satisfied under the 2021 Plan.
(d)	Method of Exercise
Following the vesting of an option or any portion thereof, the option is exercisable by the participant within the exercise period specified by the Committee in the offer, subject to the participant delivering to the registered office of the Company or such other address as determined by the Committee:
(i)	a notice of exercise; and
(ii)
subject to the cashless exercise option, a cheque or cash or such other form of payment determined by the Committee in its sole and absolute discretion as satisfactory for the amount of the exercise price (if any).

(e)	No Issue Unless Cleared Funds
Where a cheque is presented as payment of the exercise price on the exercise of an option, the Company will not, unless otherwise determined by the Committee, allot and issue or transfer any shares of the Company until after any cheque delivered in payment of the exercise price has been cleared by the banking system.
(f)	Cashless Exercise of Piedmont Options
Subject to the below paragraph, a participant may elect to pay the exercise price for each option by setting off the total exercise price against the number of shares of the Company which they are entitled to receive upon exercise (a “Cashless Exercise Facility”). By using the Cashless Exercise Facility, the holder will receive common shares of the Company’s stock equal to the value of the surplus after the exercise price has been set off.
If the participant elects to use the Cashless Exercise Facility, the participant will only be issued that number of common shares (rounded down to the nearest whole number) as is equal in value to the difference between the total exercise price otherwise payable for the options on the options being exercised and the then market value of the shares at the time of exercise calculated in accordance with the following formula:
S = O x (MSP - EP) MSP
Where:
S = Number of common shares of Company stock to be issued on exercise of the option
88 | PIEDMONT LITHIUM	2024 PROXY STATEMENT

Schedule 2 – Summary of Nonqualified Stock Options
O = Number of options being exercised
MSP =
Market value of the shares calculated using the volume weighted average of the common shares of the Company’s stock on Nasdaq for the 5 trading days immediately prior to (and excluding) the date of the notice of exercise

EP = Exercise Price
If the difference between the total exercise price otherwise payable for the options on the options being exercised and the then market value of the shares at the time of exercise (calculated in accordance with the formula above) is zero or negative, then a participant will not be entitled to use the Cashless Exercise Facility.
The Committee may also make available a Cashless Exercise Facility pursuant to which the exercise price is paid through an irrevocable commitment by a broker to pay over such amount from a sale of the shares the participant is entitled to receive upon exercise.
(g)	Minimum Exercise
Options must be exercised in multiples of 100 unless fewer than 100 Piedmont options are held by a participant or the Committee otherwise agrees.
(h)	Tax Withholding
To the extent applicable, Piedmont will have the right to withhold from the participant’s compensation or to require the participant to remit sufficient funds to satisfy applicable withholding tax obligations upon the exercise of the options. A participant may, in order to fulfill the withholding obligation, make payment in any manner permitted under the 2021 Plan. The Company will be authorized to take any such action as may be necessary to satisfy its obligations for payment of such taxes and will not issue any shares upon exercise of the options until any required tax withholding is satisfied.
(i)	Participant in New Issues and Other Rights
A participant who holds options is not entitled to:
(i)	notice of, or to vote or attend, a meeting of the Company’s stockholders;
(ii)	receive any dividends declared by the Company; or
(iii)
participate in any new issues of securities offered to the Company’s stockholders during the term of the options, unless and until the options are exercised and the participant holds shares in the Company.

(j)	Adjustment for Reorganization
If there is any reorganization of the issued share capital of the Company, the terms of any options and the rights of the participant who holds such options will be varied, including an adjustment to the number of options and/or the exercise price applicable to options, in accordance with the 2021 Plan and the listing rules that apply to the reorganization at the time of the reorganization.
(k)	No Transfer of Options
Unless otherwise determined by the Committee in accordance with the 2021 Plan, the options cannot be transferred to or vest in any person other than the participant.
(l)	Options to be Recorded
Options will be recorded in the appropriate register of the Company.
2024 PROXY STATEMENT	PIEDMONT LITHIUM | 89

Schedule 2 – Summary of Nonqualified Stock Options
(m)	Rules
Options are issued under and in accordance with the 2021 Plan and the terms and conditions of the options are subject to the 2021 Plan. The options and the shares received upon exercise will be subject to recoupment in accordance with any clawback policy adopted by the Company. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company.
90 | PIEDMONT LITHIUM	2024 PROXY STATEMENT

SCHEDULE 3 – SUMMARY OF RESTRICTED STOCK UNITS
(a)	Offer of RSUs
The Committee may offer RSUs to any participant in its sole discretion. Each RSU confers an entitlement to be provided with one share of common stock of the Company, credited as fully paid, at no cost, upon the full satisfaction of the vesting condition specified in the award agreement in relation to that RSU.
(b)	Vesting Condition
The Committee will determine prior to an offer being made and specify in the award agreement the vesting condition attaching to the RSU. RSUs will only vest and entitle the participant to be issued shares if the applicable vesting condition has been satisfied, waived by the Committee, or are deemed to have been satisfied under the 2021 Plan. In the event of a change in control, the Committee, in its absolute discretion, may waive any vesting condition in respect of some or all RSUs held by a participant and settle any vested RSUs within 30 days of such change in control.
(c)	Satisfaction of Vesting Condition
Within 30 days after the calendar year in which the applicable vesting condition is satisfied, the Company will issue the number of shares for which the participant is entitled to acquire for the relevant number of RSUs, subject to the participant’s satisfaction of any tax withholding obligations.
(d)	Tax Withholding
The Company will have the right to withhold from the participant’s compensation or to require the participant to remit sufficient funds to satisfy applicable withholding tax obligations upon the settlement of the RSUs. A participant may, in order to fulfill the withholding obligation, make payment in any manner permitted under the 2021 Plan. The Company will be authorized to take any such action as may be necessary to satisfy its obligations for payment of such taxes and will not issue any shares upon settlement of the RSUs until any required tax withholding is satisfied.
(e)	Shares Issued
Shares issued on the satisfaction of the vesting condition attaching to the RSUs rank equally with all existing shares of the Company, including those shares issued directly under the 2021 Plan.
(f)	Reorganization
If there is any reorganization of the issued share capital of the Company, the terms of the RSUs and the rights of the participant who holds such RSUs will be varied, including an adjustment to the number of RSUs, in accordance with the 2021 Plan and the listing rules that apply to the reorganization at the time of the reorganization.
(g)	Participant Rights
A participant who holds RSUs is not entitled to:
(i)	notice of, or to vote or attend, a meeting of the Company’s stockholders;
(ii)	receive any dividends declared by the Company or any dividend equivalents;
(iii)	participate in any new issues of securities offered to stockholders during the performance period; or
(iv)	cash for the RSUs or any right to participate in surplus assets of profits of the Company on winding up, unless and until the RSUs are settled and the participant holds shares.
2024 PROXY STATEMENT	PIEDMONT LITHIUM | 91

Schedule 3 – Summary of Restricted Stock Units
(h)	RSUs Not Property
A participant’s RSUs are personal contractual rights granted to the participant only and do not constitute any form of property.
(i)	No Transfer of RSUs and No Quotation
Unless otherwise determined by the Committee in accordance with the 2021 Plan, RSUs cannot be transferred to or vest in any person other than the participant. The RSUs will not be quoted on Nasdaq or any other established stock exchange, system or market.
(j)	Rules
The RSUs are issued under and in accordance with the 2021 Plan and the terms and conditions of the RSUs are subject to the 2021 Plan. The RSUs and any shares of common stock received upon settlement of the RSUs will be subject to recoupment in accordance with any clawback policy adopted by the Company. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company.
92 | PIEDMONT LITHIUM	2024 PROXY STATEMENT

SCHEDULE 4 – SUMMARY OF PERFORMANCE STOCK UNITS
(a)	Offer of PSUs
The Committee may offer PSUs to any participant in its sole discretion. Each PSU confers an entitlement to be provided with one share of common stock of the Company, credited as fully paid, at no cost, upon the full satisfaction of the performance criteria specified in the award agreement in relation to that PSU.
(b)	Performance Criteria
The Committee will determine prior to an offer being made and specify in the award agreement any performance criteria, performance period or expiry date attaching to the PSU.
PSUs will only vest and entitle the participant to be issued shares if the applicable performance criteria have been satisfied prior to the end of the performance period, waived by the Committee, or are deemed to have been satisfied under the 2021 Plan. In the event of a change in control, the Committee, in its absolute discretion, may waive any vesting criteria in respect of some or all PSUs held by a participant and settle any earned PSUs within 30 days of such change in control.
(c)	Satisfaction of Performance Criteria
The Committee will determine in its sole discretion whether (and, where applicable, to what extent) the participant has satisfied the performance criteria applicable to the PSUs at the end of the performance period. As soon as practicable after making that determination the Company will issue the number of shares for which the participant is entitled to acquire upon satisfaction of the performance criteria for the relevant number of PSUs, subject to the participant’s satisfaction of any tax withholding obligations.
(d)	Forfeiture of PSUs
Where PSUs have not satisfied the performance criteria within the performance period, those PSUs will be forfeited.
(e)	Tax Withholding
The Company will have the right to withhold from the participant’s compensation or to require the participant to remit sufficient funds to satisfy applicable withholding tax obligations upon the settlement of the PSUs. A participant may, in order to fulfill the withholding obligation, make payment in any manner permitted under the 2021 Plan. The Company will be authorized to take any such action as may be necessary to satisfy its obligations for payment of such taxes and will not issue any shares upon settlement of the PSUs until any required tax withholding is satisfied.
(f)	Reorganization
If there is any reorganization of the issued share capital of the Company, the terms of the PSUs and the rights of the participant who holds such PSUs will be varied, including an adjustment to the number of PSUs, in accordance with the 2021 Plan and the listing rules that apply to the reorganization at the time of the reorganization.
(g)	Participant Rights
A participant who holds PSUs is not entitled to:
(i)	notice of, or to vote or attend, a meeting of the Company’s stockholders;
(ii)	receive any dividends declared by the Company or any dividend equivalents;
2024 PROXY STATEMENT	PIEDMONT LITHIUM | 93

Schedule 4 – Summary of Performance Stock Units
(iii)	participate in any new issues of securities offered to stockholders during the performance period; or
(iv)	cash for the PSUs or any right to participate in surplus assets of profits of the Company on winding up, unless and until the PSUs are settled and the participant holds shares.
(h)	PSUs Not Property
A participant’s PSUs are personal contractual rights granted to the participant only and do not constitute any form of property.
(i)	No Transfer of PSUs and No Quotation
Unless otherwise determined by the Committee in accordance with the 2021 Plan, PSUs cannot be transferred to or vest in any person other than the participant. The PSUs will not be quoted on Nasdaq or any other established stock exchange, system or market.
(j)	Rules
The PSUs are issued under and in accordance with the 2021 Plan and the terms and conditions of the PSUs are subject to the 2021 Plan. The PSUs and any shares of common stock received upon settlement of the PSUs will be subject to recoupment in accordance with any clawback policy adopted by the Company. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company.
94 | PIEDMONT LITHIUM	2024 PROXY STATEMENT

PIEDMONT LITHIUM

Piedmont Lithium Inc.
42 E. Catawba Street
Belmont, NC 28012

PIEDMONTLITHIUM.COM

PIEDMONT LITHIUM

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** **or scan the QR Barcode above**

Use the Internet to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on June 12, 2024. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/PLL2024**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

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Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on June 12, 2024. Have your proxy card in hand when you call and then follow the instructions.

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Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V47734-P07327 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

PIEDMONT LITHIUM INC.

The Board of Directors recommends you vote FOR the following nominees:

Nominees:	**For**	**Withhold**
1a. Mr. Keith Phillips	☐	☐
1b. Mr. Michael Bless	☐	☐
1c. Ms. Dawne Hickton	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice, Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

V47735-P07327

PIEDMONT LITHIUM INC.
Annual Meeting of Stockholders
June 13, 2024 11:00 AM ET
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Messrs. Keith Phillips, Michael White and Bruce Czachor, or any of them, as proxies and attorneys-in-fact, each with the power to act without the others and with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this form, all of the shares of common stock of PIEDMONT LITHIUM INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held on June 13, 2024 at 11:00 AM ET, live via the Internet at www.virtualshareholdermeeting.com/PLL2024, and at any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made but the card is signed, this proxy will be voted in accordance with the Board of Directors' recommendations and in the discretion of the proxies with respect to such other business as may properly come before the meeting or any adjournment or postponement thereof. In the event that any of the nominees named on the reverse side of this form are unavailable for election or unable to serve, the shares represented by this proxy may be voted for a substitute nominee selected by the Board of Directors.

Continued and to be signed on reverse side